Prospectus
April 30, 2006

Putnam Variable Trust
Class IA and IB Shares

Growth Funds
Putnam VT Discovery Growth Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT International New Opportunities Fund
Putnam VT New Opportunities Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

Blend Funds
Putnam VT Capital Appreciation Fund
Putnam VT Capital Opportunities Fund
Putnam VT Global Equity Fund
Putnam VT International Equity Fund
Putnam VT Investors Fund
Putnam VT Research Fund
Putnam VT Utilities Growth and Income Fund

Value Funds
Putnam VT Equity Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Growth and Income Fund
Putnam VT International Growth and Income Fund
Putnam VT Mid Cap Value Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund

Income Funds
Putnam VT American Government Income Fund
Putnam VT Diversified Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund

Money Market Fund
Putnam VT Money Market Fund

Asset Allocation Fund
Putnam VT Global Asset Allocation Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust, which are available for purchase by separate accounts of insurance companies. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summaries (including Goal, Main investment
strategies, Main risks, Performance information, and
Fees and expenses)
29	What are the funds’ main investment
strategies and related risks?
36	Who manages the funds?
48	How to buy and sell fund shares
49	Distribution Plan
50	How do the funds price their shares?
50	Policy on excessive short-term trading
52	Fund distributions and taxes
52	Financial highlights

Fund summaries
GOAL , MAIN INVESTMENT STRATEGIES
AND MAIN RISKS

The following summaries identify each fund’s goal, main investment strategies and the main risks that could adversely affect the value of a fund’s shares and the total return on your investment. More detailed descriptions of the funds’ investment policies, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in that fund.

PERFORMANCE INFORMATION

Each summary also contains performance information that provides some indication of each fund’s risks. The chart contained in each summary shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. A table following each chart compares the fund’s performance to that of broad measures of market performance. Performance of class IB shares for the period prior to April 6, 1998 for Putnam VT Diversified Income Fund, Putnam VT Growth and Income Fund and Putnam VT International Growth and Income Fund, and prior to April 30, 1998 for Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Equity Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . Of course, a fund’s past performance is not an indication of its future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

FEES AND EXPENSES

Each summary also contains a table summarizing the fees and expenses you may pay if you invest in the fund. The tables do not reflect any insurance-related charges or expenses.

Expenses are based on the fund’s last fiscal year. The example following each table translates the expenses shown in the table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses (which do not include insurance-related charges or expenses) remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

Net expenses information in a fund’s fee table reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding (for class IB shares) distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

PUTNAM VT AMERICAN GOVERNMENT
INCOME FUND

GOAL

The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES — U.S. GOVERNMENT BONDS

We invest mainly in bonds that:

* are obligations of the U.S. government, its agencies and instrumentalities

* are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by only the credit of a federal agency or government sponsored entity, such as Fannie Mae and Freddie Mac mortgage-backed bonds and

* have intermediate to long-term maturities (three years or longer).

Under normal circumstances, we invest at least 80% of the fund’s net assets in U.S. government securities. We may invest up to 20% of net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers rated AAA or its equivalent at the time of purchase by a nationally

2    P R O S P E C T U S   O F   T H E   T R U S T

recognized securities rating agency, or if unrated, that we determine to be of comparable quality.

MAIN RISKS

* The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. This credit risk is higher for debt that is not backed by the full faith and credit of the U.S. government.

* The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

Year-to-date performance through 3/31/06 was –0.68%. During the periods shown in the bar chart, the highest return for a quarter was 5.05% (quarter ending 9/30/01) and the lowest return for a quarter was –2.82% (quarter ending 6/30/04). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(2/1/00)

Class IA	1.65%	4.40%	5.73%
Class IB	1.35%	4.15%	5.50%
Lehman Intermediate Treasury
Bond Index
(no deduction for fees or expenses)	1.56%	4.57%	5.63%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Lehman Intermediate Treasury Bond Index, an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.65%	N/A	0.16%	0.81%	-0.17%	0.64%
Class IB	0.65%	0.25%	0.16%	1.06%	-0.17%	0.89%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$65	$241	$432	$ 984
Class IB	$91	$320	$567	$1,280

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT CAPITAL
APPRECIATION FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

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Year-to-date performance through 3/31/06 was 5.82%. During the periods shown in the bar chart, the highest return for a quarter was 15.11% (quarter ending 6/30/03) and the lowest return for a quarter was –18.30% (quarter ending 9/30/01). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(9/29/00)

Class IA	8.18%	0.90%	–1.02%
Class IB	7.88%	0.64%	–1.26%
Russell 3000 Index
(no deduction for fees or expenses)	6.12%	1.58%	–0.52%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.65%	N/A	0.35%	1.00%	-0.12%	0.88%
Class IB	0.65%	0.25%	0.35%	1.25%	-0.12%	1.13%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 90	$306	$541	$1,214
Class IB	$115	$385	$675	$1,505

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT CAPITAL
OPPORTUNITIES FUND

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in small and midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

Year-to-date performance through 3/31/06 was 11.08%. During the periods shown in the bar chart, the highest return for a quarter was 13.43% (quarter ending 12/31/04) and the lowest return for a quarter was –2.39% (quarter ending 3/31/05). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

4    P R O S P E C T U S   O F   T H E   T R U S T

Average Annual Total Returns
(for periods ending 12/31/05)

		Since
	Past	inception
	1 year	(5/1/03)

Class IA	10.41%	22.14%
Class IB	10.16%	21.84%
Russell 2500 Index
(no deduction for fees or expenses)	8.11%	24.18%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell 2500 Index, an unmanaged index of 2500 small and midsized companies in the Russell 3000 Index.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.65%	N/A	0.51%	1.16%	-0.24%	0.92%
Class IB	0.65%	0.25%	0.51%	1.41%	-0.24%	1.17%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 94	$345	$615	$1,387
Class IB	$119	$423	$748	$1,675

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT DISCOVERY GROWTH FUND

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

Year-to-date performance through 3/31/06 was 8.15%. During the periods shown in the bar chart, the highest return for a quarter was 22.36% (quarter ending 12/31/01) and the lowest return for a quarter was –31.71% (quarter ending 9/30/01). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)
			Since
	Past	Past	inception
	1 year	5 years	(9/29/00)

Class IA	7.57%	-5.54%	-11.06%
Class IB	7.24%	-5.78%	-11.28%
Russell Midcap Growth Index
(no deduction for fees or expenses)	12.10%	1.38%	-3.99%
Russell 2500 Growth Index
(no deduction for fees or expenses)	8.17%	2.78%	-1.71%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. The fund’s performance is also compared to the Russell 2500 Growth Index, an unmanaged index of those

5    P R O S P E C T U S   O F   T H E   T R U S T

companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.70%	N/A	0.47%	1.17%	-0.29%	0.88%
Class IB	0.70%	0.25%	0.47%	1.42%	-0.29%	1.13%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 90	$343	$615	$1,393
Class IB	$115	$421	$748	$1,681

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT DIVERSIFIED
INCOME FUND

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES — MULTI-SECTOR BONDS

We invest mainly in bonds that:

* are obligations of companies and governments worldwide, * are either investment-grade or below investment-grade and * have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15%–65% of the fund’s net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies.

* High yield sector: lower-rated bonds of U.S. companies.

* International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

We will not invest less than 15% of the fund’s net assets in U.S. government securities.

MAIN RISKS

* The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund invests significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

Year-to-date performance through 3/31/06 was 0.25%. During the periods shown in the bar chart, the highest return for a quarter was 7.66% (quarter ending 6/30/03) and the lowest return for a quarter was –4.94% (quarter ending 9/30/98). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

6    P R O S P E C T U S   O F   T H E   T R U S T

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	3.28%	8.46%	5.82%
Class IB	3.05%	8.17%	5.60%
Lehman Aggregate Bond Index
(no deduction for fees or expenses)	2.43%	5.87%	6.16%
Citigroup Non-US World

Government Bond Index
(no deduction for fees or expenses )	-9.20%	7.26%	4.42%
JP Morgan Global High Yield Index
(no deduction for fees or expenses )	3.07%	9.57%	7.03%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed income securities. The fund’s performance is also compared to the Citigroup Non-US World Government Bond Index, an unmanaged index of international investment-grade fixed-income securities. In addition, the fund’s performance is compared to the JP Morgan Global High Yield Index, an unmanaged index of global high-yield fixed-income securities.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.69%	N/A	0.13%	0.82%	-0.01%	0.81%
Class IB	0.69%	0.25%	0.13%	1.07%	-0.01%	1.06%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 82	$260	$453	$1,012
Class IB	$108	$339	$589	$1,307

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT EQUITY INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and capital growth. Under normal circumstances, we invest at least 80% of the fund’s net assets in common stocks and other equity investments that offer potential for current income. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

Year-to-date performance through 3/31/06 was 4.14%. During the periods shown in the bar chart, the highest return for a quarter was 9.72% (quarter ending 12/31/04) and the lowest return for a quarter was –0.40% (quarter ending 9/30/04). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

7   P R O S P E C T U S   O F T H E T R U S T

Average Annual Total Returns
(for periods ending 12/31/05)

		Since
	Past	inception
	1 year	(5/1/03)

Class IA	5.71%	14.69%
Class IB	5.43%	14.38%
Russell 1000 Value Index
(no deduction for fees or expenses)	7.05%	18.34%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell 1000 Value Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.65%	N/A	0.17%	0.82%	-0.01%	0.81%
Class IB	0.65%	0.25%	0.17%	1.07%	-0.01%	1.06%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 83	$261	$455	$1,015
Class IB	$108	$340	$590	$1,311

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT THE GEORGE PUTNAM
FUND OF BOSTON

GOAL

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS AND BONDS

We invest mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We buy bonds of governments and private companies that are mostly investment-grade  in quality with intermediate to long-term maturities (three years or longer). We invest mainly in large companies.

 Under normal market conditions, we invest at least 25% of the fund’s total assets in fixed-income securities, including debt securities, preferred stocks, and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

Year-to-date performance through 3/31/06 was 2.24%. During the periods shown in the bar chart, the highest return for a quarter was 11.73% (quarter ending 6/30/03) and the lowest

8    P R O S P E C T U S   O F   T H E   T R U S T

return for a quarter was –10.60% (quarter ending 9/30/02). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(4/30/98)

Class IA	4.22%	4.09%	4.36%
Class IB	3.91%	3.82%	4.15%
S&P 500/Citigroup Value Index
(no deduction for fees or expenses)	8.71%	4.86%	4.34%
George Putnam Blended Index
(no deduction for fees or expenses)	6.31%	5.68%	5.43%
Lehman Aggregate Bond Index
(no deduction for fees or expenses)	2.43%	5.87%	6.04%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the S&P 500/Citigroup Value Index, an unmanaged index of capitalization-weighted stocks chosen for their value orientation. The fund’s performance was previously compared to the S&P 500/Barra Value Index, an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation. S&P has replaced this index, which it will cease calculating, with the S&P 500/Citigroup Value Index. Performance for all prior periods reflects the new index criteria. The fund’s performance is also compared to the George Putnam Blended Index, an unmanaged index administered by Putnam Management, 60% of which is the S&P 500/Citigroup Value Index and 40% of which is the Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.62%	N/A	0.11%	0.73%
Class IB	0.62%	0.25%	0.11%	0.98%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 74	$233	$405	$ 904
Class IB	$100	$312	$541	$1,202

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT GLOBAL
ASSET ALLOCATION FUND

GOAL

The fund seeks a high level of long term total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES — ASSET ALLOCATION

We invest in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. We may invest in securities in the following four investment categories, which we believe represent large, well-differentiated classes of securities with distinctive investment characteristics:

* U.S. Equities: This sector will invest primarily in growth and value stocks of U.S. companies. Growth stocks are issued by companies whose earnings we believe are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those we believe are currently undervalued compared to their true worth. If we are correct and other investors recognize the value of the company, the price of the stock may rise.

* International Equities: This sector will invest primarily in growth and value stocks principally traded in foreign securities markets.

* U.S. Fixed-income: This sector will invest primarily in fixed-income securities of U.S. companies or the U.S. government, its agencies or instrumentalities, mortgage-backed and asset-backed securities, convertible securities and preferred stock.

* International Fixed-income: This sector will invest primarily in fixed-income securities denominated in foreign currencies and issued by non-U.S. companies, foreign governmental issuers or supranational agencies.

The allocation of fund assets assigned to each investment category will be reevaluated at least quarterly based on an assessment of the relative market opportunities and risks of each investment category, taking into account various economic and market factors. The fund may from time to time invest in all or any one of the investment categories as we may consider appropriate in response to changing market conditions. We expect that under normal market conditions the fund will invest a majority of its assets in equity securities. We may invest in companies of any size.

9    P R O S P E C T U S   O F   T H E   T R U S T

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally highest for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

Year-to-date performance through 3/31/06 was 3.93%. During the periods shown in the bar chart, the highest return for a quarter was 14.51% (quarter ending 12/31/98) and the lowest return for a quarter was –12.39% (quarter ending 9/30/02). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	7.20%	2.80%	6.73%
Class IB	6.97%	2.63%	6.60%
Russell 3000 Index
(no deduction for fees or expenses)	6.12%	1.58%	9.20%
Putnam Balanced Blended
Benchmark (no deduction for
fees or expenses)	5.47%	4.11%	8.04%

The fund’s performance is compared to the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe. The fund’s performance is also compared to the Putnam Balanced Blended Benchmark, a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index (an unmanaged index of U.S. investment-grade fixed-income securities), 10% the Morgan Stanley Capital International (MSCI) EAFE Index (an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia) and 5% the JP Morgan Developed High Yield Index (an unmanaged index of high-yield fixed-income securities issued in developed countries).

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.70%	N/A	0.21%	0.91%
Class IB	0.70%	0.25%	0.21%	1.16%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 93	$291	$505	$1,122
Class IB	$118	$369	$640	$1,415

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

10    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VT GLOBAL EQUITY FUND GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GLOBAL STOCKS

We invest mainly in common stocks of companies worldwide that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

Year-to-date performance through 3/31/06 was 8.16%. During the periods shown in the bar chart, the highest return for a quarter was 48.01% (quarter ending 12/31/99) and the lowest return for a quarter was –25.07% (quarter ending 3/31/01). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	9.09%	-2.49%	5.93%
Class IB	8.78%	-2.72%	5.72%
MSCI World Index
(no deduction for fees or expenses)	9.49%	2.18%	7.04%

The fund’s performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of equity securities from developed countries.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.78%	N/A	0.14%	0.92%
Class IB	0.78%	0.25%	0.14%	1.17%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 94	$294	$511	$1,135
Class IB	$120	$373	$645	$1,428

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in large companies.

11   P R O S P E C T U S   O F   T H E  T R U S T

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

Year-to-date performance through 3/31/06 was 3.96%. During the periods shown in the bar chart, the highest return for a quarter was 18.29% (quarter ending 6/30/03) and the lowest return for a quarter was –18.56% (quarter ending 9/30/02). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	5.50%	2.71%	8.17%
Class IB	5.23%	2.46%	7.97%
S&P 500/Citigroup Value Index
(no deduction for fees or expenses)	8.71%	4.86%	9.43%

The fund’s performance is compared to the S&P 500/Citigroup Value Index, an unmanaged index of capitalization-weighted stocks chosen for their value orientation. The fund’s performance was previously compared to the S&P 500/Barra Value Index, an unmanaged index of large-cap stocks chosen for their value orientation. S&P has replaced this index, which it will cease calculating, with the S&P 500/Citigroup Value Index. Performance for all prior periods reflects the new index criteria.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.49%	N/A	0.05%	0.54%
Class IB	0.49%	0.25%	0.05%	0.79%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$55	$172	$301	$675
Class IB	$80	$252	$438	$977

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT GROWTH
OPPORTUNITIES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

12    P R O S P E C T U S   O F   T H E   T R U S T

Year-to-date performance through 3/31/06 was 2.79%. During the periods shown in the bar chart, the highest return for a quarter was 13.22% (quarter ending 12/31/01) and the lowest return for a quarter was –27.56% (quarter ending 3/31/01). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(2/1/00)

Class IA	4.34%	-8.76%	-11.26%
Class IB	4.11%	-9.00%	-11.48%
S&P 500 Index (no deduction for
fees or expenses)	4.91%	0.54%	-0.28%
Russell 1000 Growth Index
(no deduction for fees or expenses)	5.26%	-3.58%	-6.35%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the S&P 500 Index, an unmanaged index of common stock performance. The fund’s performance is also compared to the Russell 1000 Growth Index, an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.70%	N/A	0.29%	0.99%	-0.12%	0.87%
Class IB	0.70%	0.25%	0.29%	1.24%	-0.12%	1.12%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 88	$303	$535	$1,203
Class IB	$114	$381	$669	$1,494

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT HEALTH SCIENCES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of companies in the health sciences industries. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies we think have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. We invest mainly in midsized and large companies.

Industry focus. We invest mainly in companies that provide health care services, applied research and development, pharmaceutical products, and medical equipment and supplies, and companies that we believe will grow as a result of their products, patents or other market advantages in the health sciences industries. Events that affect the health sciences industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of such events include technological advances that make existing products and services obsolete and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, may be more likely to adversely affect the fund than if the fund were more widely diversified.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

13    P R O S P E C T U S   O F   T H E   T R U S T

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund’s vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer companies than a “diversified” fund. The fund’s ability to invest in fewer issuers increases the fund’s vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Year-to-date performance through 3/31/06 was 0.88%. During the periods shown in the bar chart, the highest return for a quarter was 14.57% (quarter ending 3/31/00) and the lowest return for a quarter was –22.55% (quarter ending 3/31/01). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(4/30/98)

Class IA	13.50%	-1.46%	4.09%
Class IB	13.20%	-1.70%	3.89%
S&P 500 Index
(no deduction for fees or expenses)	4.91%	0.54%	3.09%
Goldman Sachs Healthcare Index
(no deduction for fees or expenses)	12.11%	0.39%	6.66%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the S&P 500 Index, an unmanaged index of common stock performance. The fund’s performance is also compared to the Goldman Sachs Healthcare Index, an unmanaged index of common stock performance within the health-care sector.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.70%	N/A	0.11%	0.81%
Class IB	0.70%	0.25%	0.11%	1.06%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 83	$258	$449	$1,001
Class IB	$108	$337	$584	$1,296

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT HIGH YIELD FUND

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES — LOWER-RATED BONDS

We invest mainly in bonds that:

* are obligations of U.S. companies

* are below investment-grade in quality and

* have intermediate to long-term maturities (three years or longer).

Under normal circumstances, we invest at least 80% of the fund’s net assets in securities rated below investment-grade.

MAIN RISKS

* The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund invests significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

14    P R O S P E C T U S   O F   T H E   T R U S T

* The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

Year-to-date performance through 3/31/06 was 2.27%. During the periods shown in the bar chart, the highest return for a quarter was 9.47% (quarter ending 6/30/03) and the lowest return for a quarter was –9.95% (quarter ending 9/30/98). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	3.47%	8.52%	5.89%
Class IB	3.10%	8.21%	5.69%
JP Morgan Developed
High Yield Index
(no deduction for fees or expenses)	2.62%	9.42%	6.91%
JP Morgan Global High Yield Index
(no deduction for fees or expenses)	3.07%	9.57%	7.03%

The fund’s performance is compared to the JP Morgan Developed High Yield Index, an unmanaged index designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market of developed markets. The fund’s performance was previously compared to the JP Morgan Global High Yield Index, an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. This index was replaced by the JP Morgan Developed High Yield Index, which is more representative of the types of securities generally held by the fund.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.68%	N/A	0.10%	0.78%	-0.01%	0.77%
Class IB	0.68%	0.25%	0.10%	1.03%	-0.01%	1.02%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 79	$249	$434	$ 969
Class IB	$104	$328	$569	$1,265

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT INCOME FUND

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES — BONDS

We invest mainly in bonds that:

* are obligations of companies and governments worldwide denominated in U.S. dollars

* are either investment-grade or below investment-grade and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

* The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund may invest significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

15    P R O S P E C T U S   O F   T H E   T R U S T

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

Year-to-date performance through 3/31/06 was –0.46%. During the periods shown in the bar chart, the highest return for a quarter was 4.01% (quarter ending 9/30/01) and the lowest return for a quarter was –3.17% (quarter ending 3/31/96). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	2.60%	5.51%	5.23%
Class IB	2.36%	5.26%	5.04%
Lehman Aggregate Bond Index
(no deduction for fees or expenses)	2.43%	5.87%	6.16%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.61%	N/A	0.10%	0.71%	-0.07%	0.64%
Class IB	0.61%	0.25%	0.10%	0.96%	-0.07%	0.89%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$65	$220	$389	$ 877
Class IB	$90	$299	$524	$1,176

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT INTERNATIONAL EQUITY FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

To determine whether a company is located outside of the United States, we look at the following factors: where the company’s securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

16    P R O S P E C T U S   O F   T H E   T R U S T

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

Year-to-date performance through 3/31/06 was 9.81%. During the periods shown in the bar chart, the highest return for a quarter was 35.46% (quarter ending 12/31/99) and the lowest return for a quarter was –20.81% (quarter ending 9/30/02). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(1/2/97)

Class IA	12.46%	2.08%	9.25%
Class IB	12.20%	1.83%	9.04%
MSCI EAFE Index
(no deduction for fees or expenses)	13.54%	4.55%	5.81%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from developed countries in Western Europe, the Far East and Australasia.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.75%	N/A	0.18%	0.93%
Class IB	0.75%	0.25%	0.18%	1.18%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 95	$297	$516	$1,146
Class IB	$121	$376	$650	$1,439

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES — INTERNATIONAL VALUE STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

To determine whether a company is located outside of the United States, we look at the following factors: where the company’s securities trade, where the company is located or organized, or where the company derives its revenues or profits.

17    P R O S P E C T U S   O F   T H E   T R U S T

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

Year-to-date performance through 3/31/06 was 9.66%. During the periods shown in the bar chart, the highest return for a quarter was 18.84% (quarter ending 6/30/03) and the lowest return for a quarter was –19.76% (quarter ending 9/30/02). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(1/2/97)

Class IA	14.33%	5.62%	9.19%
Class IB	14.10%	5.38%	9.00%
S&P/Citigroup World Ex-U.S. Value
Primary Markets Index
(no deduction for fees or expenses)	16.38%	7.97%	8.35%

The fund’s performance is compared to the S&P/Citigroup World Ex-U.S. Value Primary Markets Index, an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.80%	N/A	0.21%	1.01%
Class IB	0.80%	0.25%	0.21%	1.26%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$103	$322	$559	$1,239
Class IB	$129	$400	$693	$1,530

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES — INTERNATIONAL GROWTH STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

To determine whether a company is located outside of the United States, we look at the following factors: where the company’s securities trade, where the company is located or organized, or where the company derives its revenues or profits.

18    P R O S P E C T U S   O F   T H E   T R U S T

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

Year-to-date performance through 3/31/06 was 10.64%. During the periods shown in the bar chart, the highest return for a quarter was 57.18% (quarter ending 12/31/99) and the lowest return for a quarter was –22.61% (quarter ending 3/31/01). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)
			Since
	Past	Past	inception
	1 year	5 years	(1/2/97)

Class IA	18.64%	2.18%	5.39%
Class IB	18.36%	1.94%	5.19%
S&P/Citigroup World Ex-U.S.
Growth Primary Markets Index
(no deduction for fees or expenses)	16.03%	2.77%	6.03%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the S&P/Citigroup World Ex-U.S. Growth Primary Markets Index, an unmanaged index of mostly large and some small capitalization stocks from developed countries, excluding the United States, chosen for their growth orientation.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	1.00%	N/A	0.25%	1.25%	-0.04%	1.21%
Class IB	1.00%	0.25%	0.25%	1.50%	-0.04%	1.46%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$123	$392	$682	$1,506
Class IB	$149	$470	$814	$1,792

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT INVESTORS FUND

GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.

19    P R O S P E C T U S   O F   T H E   T R U S T

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

Year-to-date performance through 3/31/06 was 4.09%. During the periods shown in the bar chart, the highest return for a quarter was 24.67% (quarter ending 12/31/99) and the lowest return for a quarter was –20.15% (quarter ending 3/31/01). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(4/30/98)

Class IA	9.03%	–2.03%	1.46%
Class IB	8.81%	–2.25%	1.25%
S&P 500 Index
(no deduction for fees or expenses)	4.91%	0.54%	3.09%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the S&P 500 Index, an unmanaged index of common stock performance.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.65%	N/A	0.10%	0.75%
Class IB	0.65%	0.25%	0.10%	1.00%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 76	$239	$416	$ 928
Class IB	$102	$318	$552	$1,226

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT MID CAP VALUE FUND

GOAL

The fund seeks capital appreciation and, as a secondary objective, current income.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in midsized companies of a size similar to those in the Russell Midcap Value Index.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

20    P R O S P E C T U S   O F  T H E   T R U S T

Year-to-date performance through 3/31/06 was 7.69%. During the periods shown in the bar chart, the highest return for a quarter was 12.10% (quarter ending 12/31/04) and the lowest return for a quarter was –0.61% (quarter ending 9/30/04). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

		Since
	Past	inception
	1 year	(5/1/03)

Class IA	12.71%	21.56%
Class IB	12.44%	21.27%
Russell Midcap Value Index
(no deduction for fees or expenses)	12.65%	26.29%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.70%	N/A	0.25%	0.95%	-0.01%	0.94%
Class IB	0.70%	0.25%	0.25%	1.20%	-0.01%	1.19%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 96	$301	$524	$1,164
Class IB	$121	$380	$658	$1,457

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT MONEY MARKET FUND

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES — INCOME

We invest mainly in instruments that:

* are high quality and

* have short-term maturity.

Concentration of investments. We may invest without limit in money market investments from the banking, personal credit and business credit industries. However, we may invest over 25% of the fund’s total assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry. The fund’s shares may be more vulnerable to decreases in value than those of money market funds that invest in issuers in a greater number of industries. To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

At times, the fund and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.

MAIN RISKS

* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as a deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.

Year-to-date performance through 3/31/06 was 1.00%. During the periods shown in the bar chart, the highest return for a quarter was 1.57% (quarter ending 12/31/00) and the lowest return for a quarter was 0.16% (quarter ending 6/30/04). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

21    P R O S P E C T U S  O F   T H E  T R U S T

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	2.79%	1.97%	3.61%
Class IB	2.53%	1.73%	3.44%
Merrill Lynch 91-Day
Treasury Bill Index
(no deduction for fees or expenses)	3.07%	2.34%	3.85%
Lipper Money Market Funds
Average	2.37%	1.59%	3.32%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of U.S. Treasury bills currently available in the marketplace, and to the Lipper Money Market Funds Average, an arithmetic average of the total return of all Lipper Money Market Funds.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.45%	N/A	0.11%	0.56%	-0.03%	0.53%
Class IB	0.45%	0.25%	0.11%	0.81%	-0.03%	0.78%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$54	$176	$308	$696
Class IB	$79	$255	$445	$998

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT NEW OPPORTUNITIES FUND GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

Year-to-date performance through 3/31/06 was 6.69%. During the periods shown in the bar chart, the highest return for a quarter was 49.47% (quarter ending 12/31/99) and the lowest return for a quarter was –29.40% (quarter ending 9/30/01). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	10.32%	-4.61%	5.27%
Class IB	10.00%	-4.84%	5.05%
Russell 3000 Growth Index
(no deduction for fees or expenses)	5.17%	–3.15%	6.48%

The fund’s performance is compared to the Russell 3000 Growth Index, an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

22    P R O S P E C T U S   O F   T H E   T R U S T

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.61%	N/A	0.05%	0.66%
Class IB	0.61%	0.25%	0.05%	0.91%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$68	$212	$369	$ 826
Class IB	$93	$291	$506	$1,125

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund’s ability to invest in fewer issuers increases the fund’s vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Year-to-date performance through 3/31/06 was 3.95%. During the periods shown in the bar chart, the highest return for a quarter was 21.04% (quarter ending 6/30/03) and the lowest return for a quarter was –19.16% (quarter ending 9/30/02). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(1/2/97)

Class IA	6.13%	7.41%	9.14%
Class IB	5.89%	7.14%	8.93%
Russell 3000 Value Index
(no deduction for fees or expenses)	6.85%	5.86%	10.00%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell 3000 Value Index, an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.68%	N/A	0.08%	0.76%
Class IB	0.68%	0.25%	0.08%	1.01%

23    P R O S P E C T U S   O F   T H E   T R U S T

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 78	$244	$424	$ 945
Class IB	$103	$322	$559	$1,242

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT OTC & EMERGING GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. Under normal circumstances, we invest at least 80% of the fund’s net assets in common stocks traded in the over-the-counter (“OTC”) market and common stocks of “emerging growth” companies listed on securities exchanges. Emerging growth companies are those we believe have a leading or proprietary position in a growing industry or are gaining market share in an established industry. We invest mainly in small and midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

Year-to-date performance through 3/31/06 was 11.15%. During the periods shown in the bar chart, the highest return for a quarter was 76.22% (quarter ending 12/31/99) and the lowest return for a quarter was –43.76% (quarter ending 3/31/01). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(4/30/98)

Class IA	8.26%	-9.95%	-5.22%
Class IB	7.86%	-10.18%	-5.41%
Russell 2500 Growth Index
(no deduction for fees or expenses)	8.17%	2.78%	4.24%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell 2500 Growth Index, an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.70%	N/A	0.22%	0.92%
Class IB	0.70%	0.25%	0.22%	1.17%

24    P R O S P E C T U S   O F   T H E   T R U S T

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 94	$293	$510	$1,133
Class IB	$119	$372	$644	$1,425

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT RESEARCH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we think have the greatest potential for capital appreciation with stock prices that reflect a value lower than that which we place on the company, or whose earnings we believe are likely to grow over time. We also look for the presence of other factors we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

Year-to-date performance through 3/31/06 was 4.10%. During the periods shown in the bar chart, the highest return for a quarter was 20.14% (quarter ending 12/31/99) and the lowest return for a quarter was –20.15% (quarter ending 9/30/01).

The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(9/30/98)

Class IA	5.26%	-1.99%	4.27%
Class IB	4.92%	-2.24%	4.04%
S&P 500 Index
(no deduction for fees or expenses)	4.91%	0.54%	4.45%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the S&P 500 Index, an unmanaged index of common stock performance.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.65%	N/A	0.14%	0.79%
Class IB	0.65%	0.25%	0.14%	1.04%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 81	$252	$438	$ 976
Class IB	$106	$330	$573	$1,272

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT SMALL CAP VALUE FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. Under normal circumstances, we invest at

25    P R O S P E C T U S   O F   T H E   T R U S T

least 80% of the fund’s net assets in small companies of a size similar to those in the Russell 2000 Value Index.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

Year-to-date performance through 3/31/06 was 12.20%. During the periods shown in the bar chart, the highest return for a quarter was 23.92% (quarter ending 6/30/03) and the lowest return for a quarter was –21.64% (quarter ending 9/30/02). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(4/30/99)

Class IA	7.30%	14.60%	15.07%
Class IB	7.03%	14.31%	14.81%
Russell 2000 Value Index
(no deduction for fees or expenses)	4.71%	13.55%	13.44%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.76%	N/A	0.08%	0.84%
Class IB	0.76%	0.25%	0.08%	1.09%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 86	$269	$468	$1,041
Class IB	$111	$348	$603	$1,336

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in a combination of stocks and bonds of companies in the utilities industries that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on a company. We may also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity and debt investments of companies in the utilities industries. These are companies that, in our view, derive at least 50% of their assets, revenues or profits from producing or distributing electric, gas or other types of energy, supplying water, or providing telecommunications services such as telephone, microwave or other media (but not public broadcasting). We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

Industry focus. We invest mainly in companies that produce or distribute a product or service to both residential and industrial customers, such as electricity, gas or other types of energy, supply water or provide telecommunications services (except public broadcasting). Events that affect these public utilities industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a

26    P R O S P E C T U S   O F   T H E   T R U S T

number of unrelated industries. Examples of such events include increases in fuel and other operating costs, and technological advances that make existing plants, equipment or products obsolete. In addition, changes in regulatory policies concerning the environment, energy conservation, nuclear power and utility pricing, as well as deregulation of certain utility services, may be more likely to adversely affect the fund.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

* The risk of investing in a single group of industries. Investments in the utilities industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund’s vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater fund losses and volatility.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer companies than a “diversified” fund. The fund’s ability to invest in fewer issuers increases the fund’s vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Year-to-date performance through 3/31/06 was 0.60%. During the periods shown in the bar chart, the highest return for a quarter was 18.66% (quarter ending 6/30/03) and the lowest return for a quarter was –18.36% (quarter ending 9/30/02). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	8.87%	-0.32%	6.88%
Class IB	8.58%	-0.56%	6.68%
S&P Utilities Index
(no deduction for fees or expenses)	16.84%	-2.24%	6.79%

The fund’s performance is compared to the S&P Utilities Index, an unmanaged index of common stocks issued by utility companies.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.70%	N/A	0.14%	0.84%
Class IB	0.70%	0.25%	0.14%	1.09%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 85	$267	$463	$1,032
Class IB	$111	$345	$598	$1,327

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

27    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VT VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

Year-to-date performance through 3/31/06 was 9.40%. During the periods shown in the bar chart, the highest return for a quarter was 41.28% (quarter ending 12/31/99) and the lowest return for a quarter was –32.08% (quarter ending 9/30/01). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(1/2/97)

Class IA	12.48%	-3.72%	6.67%
Class IB	12.15%	-3.95%	6.48%
Russell Midcap Growth Index
(no deduction for fees or expenses)	12.10%	1.38%	8.56%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.65%	N/A	0.09%	0.74%
Class IB	0.65%	0.25%	0.09%	0.99%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$ 75	$235	$409	$ 914
Class IB	$101	$314	$545	$1,211

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

PUTNAM VT VOYAGER FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

28    P R O S P E C T U S   O F   T H E   T R U S T

Year-to-date performance through 3/31/06 was 2.32%. During the periods shown in the bar chart, the highest return for a quarter was 41.38% (quarter ending 12/31/99) and the lowest return for a quarter was –18.88% (quarter ending 3/31/01). The returns above and the average annual total returns below do not reflect insurance-related charges or expenses. If they did, performance would be less than that shown.

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	5.94%	-4.36%	6.52%
Class IB	5.69%	-4.59%	6.31%
Russell 1000 Growth Index
(no deduction for fees or expenses)	5.26%	-3.58%	6.73%
S&P 500 Index
(no deduction for fees or expenses)	4.91%	0.54%	9.07%

The fund’s performance is compared to the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation, and to the S&P 500 Index, an unmanaged index of common stock performance.

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.57%	N/A	0.06%	0.63%
Class IB	0.57%	0.25%	0.06%	0.88%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts using standard assumptions described in the introduction under “Fund summaries” above.

	1 year	3 years	5 years	10 years

Class IA	$64	$201	$349	$ 782
Class IB	$89	$280	$486	$1,082

The fees and expenses information above does not reflect insurance-related charges or expenses. If it did, expenses would be higher than those shown.

What are the funds’ main
investment strategies and
related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in “Fund summaries” at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund’s strategy in the fund summaries section to determine which risks apply to your fund.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking

29    P R O S P E C T U S  O F   T H E   T R U S T

earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

We will consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

For Putnam VT Mid Cap Value Fund, we invest mostly in companies of a size similar to those in the Russell Midcap Value Index. As of March 31, 2006, the index was composed of companies having a market capitalization of between approximately $0.6 billion and $22.1 billion.

 For Putnam VT Small Cap Value Fund, we invest mostly in companies of a size similar to those in the Russell 2000 Value Index. As of March 31, 2006, the index was composed of companies having a market capitalization of between approximately $29 million and $4.2 billion.

* Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including:

*Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

*Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

*Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

*Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

*Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

*Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

*Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

*Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

For Putnam VT Diversified Income Fund, we consider a foreign company to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S.

For Putnam VT Income Fund, we may invest in U.S. dollar-denominated fixed-income securities of foreign issuers.

For Putnam VT Money Market Fund, we may invest in money market instruments of foreign issuers that are denominated in U.S. dollars.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also

30    P R O S P E C T U S   O F   T H E   T R U S T

more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

* Fixed-income investments. Fixed-income securities, which typically pay an unchanging rate of interest or dividends, include bonds and other debt. Each of the funds may invest in fixed-income securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment’s value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

For Putnam VT Money Market Fund, average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

For Putnam VT Income Fund, we invest mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in securities rated below investment grade. However, we will not invest in securities that are rated lower than B or its equivalent by each agency rating the investment, or are unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam VT The George Putnam Fund of Boston and Putnam VT Utilities Growth and Income Fund, we invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. For Putnam VT The George Putnam Fund of Boston, we may invest in non-investment-grade investments and for Putnam VT Utilities Growth and Income Fund, we may invest up to 20% of the fund’s total assets in below investment-grade investments. However, for Putnam VT The George Putnam Fund of Boston and Putnam VT Utilities Growth and Income Fund, we will not invest in securities rated lower than B or its equivalent by each rating agency rating the investment, or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam VT High Yield Fund, we invest mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam VT Diversified Income Fund and Putnam VT Global Asset Allocation Fund, we may invest up to 70% and 40%, respectively, of the fund’s total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

31    P R O S P E C T U S   O F   T H E   T R U S T

For Putnam VT High Yield Fund, Putnam VT Diversified Income Fund, and Putnam VT Global Asset Allocation Fund, we may invest up to 15%, 5% and 5%, respectively, of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objectives may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

 Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others, such as federal agency bonds, are backed only by the credit of the issuer. Mortgage-backed and asset-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

For Putnam VT Money Market Fund, we buy only high quality investments. These are:

*rated in one of the two highest categories by at least two nationally recognized rating services,

*rated by one rating service in one of the service’s two highest categories (if only one rating service has provided a rating), or

*unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements.

* Money market investments. These include certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers’ acceptances.

32    P R O S P E C T U S   O F   T H E   T R U S T

For Putnam VT Money Market Fund, we buy bankers’ acceptances only if they are issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders will be notified.

* Illiquid investments. We may invest up to 15% (up to 10% for Putnam VT Money Market Fund) of a fund’s assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund’s illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Floating rate loans. We may invest in floating rate loans. Putnam VT Diversified Income Fund may invest significantly in these loans. Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as the London Inter-Bank Offer Rate (“LIBOR”) or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below investment grade in quality, most also are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

Although the market for the types of floating rate loans in which the fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, or hybrid and structured bonds and notes, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep each fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative

33    P R O S P E C T U S   O F   T H E   T R U S T

strategies that are mainly designed to limit losses, including, for funds that invest significantly outside the United States, investing solely in the United States. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust’s Trustees may change any of the funds’ goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the funds of brokerage commissions. The following table shows the brokerage commissions that were paid by each fund during the year in dollar amounts and as a percentage of the fund’s average net assets. The table also shows commissions that were paid by each fund during the year to brokers who also provided research services in dollar amounts and as a percentage of the fund’s average net assets.

				Commissions paid
		Brokerage	Commissions paid	to brokers
	Brokerage	commissions	to brokers	who also provided
	commissions	(% of average	who also provided	research services
Fund name	($)	net assets)	research services ($)	(% of average net assets)

Putnam VT American Government Income Fund	$20,124	0.01%	—	—

Putnam VT Capital Appreciation Fund	$121,935	0.24%	$30,761	0.06%

Putnam VT Capital Opportunities Fund	$73,435	0.26%	$13,843	0.05%

Putnam VT Discovery Growth Fund	$ 154,222	0.34%	$43,381	0.10%

Putnam VT Diversified Income Fund	$35,040	0.01%	—	—

Putnam VT Equity Income Fund	$196,372	0.12%	$58,373	0.03%

Putnam VT The George Putnam Fund of Boston	$527,526	0.07%	$121,655	0.02%

Putnam VT Global Asset Allocation Fund	$474,284	0.12%	$53,081	0.01%

Putnam VT Global Equity Fund	$1,191,448	0.19%	$302,995	0.05%

Putnam VT Growth and Income Fund	$5,968,131	0.12%	$1,592,887	0.03%

Putnam VT Growth Opportunities Fund	$139,576	0.23%	$29,622	0.05%

Putnam VT Health Sciences Fund	$194,452	0.06%	$36,809	0.01%

Putnam VT High Yield Fund	—	—	—	—

Putnam VT Income Fund	$58,022	0.01%	—	—

Putnam VT International Equity Fund	$2,469,143	0.26%	$1,017,562	0.11%

Putnam VT International Growth and Income Fund	$736,861	0.21%	$246,167	0.07%

Putnam VT International New Opportunities Fund	$629,608	0.27%	$193,324	0.08%

Putnam VT Investors Fund	$1,253,350	0.24%	$283,196	0.05%

Putnam VT Mid Cap Value Fund	$154,947	0.23%	$40,711	0.06%

Putnam VT Money Market Fund	—	—	—	—

Putnam VT New Opportunities Fund	$2,171,775	0.14%	$611,704	0.04%

Putnam VT New Value Fund	$716,450	0.11%	$207,498	0.03%

Putnam VT OTC & Emerging Growth Fund	$365,360	0.40%	$98,736	0.11%

Putnam VT Research Fund	$438,718	0.20%	$96,253	0.04%

Putnam VT Small Cap Value Fund	$1,116,734	0.14%	$301,364	0.04%

Putnam VT Utilities Growth and Income Fund	$456,083	0.11%	$100,346	0.02%

Putnam VT Vista Fund	$702,596	0.14%	$182,569	0.04%

Putnam VT Voyager Fund	$5,646,714	0.23%	$1,584,095	0.06%

34    P R O S P E C T U S   O F   T H E   T R U S T

Although brokerage commissions and other portfolio transaction costs are not reflected in the funds’ Total Annual Fund Operating Expenses or Net Expenses ratios (as shown in the Annual Fund Operating Expenses table in each fund’s “Fees and expenses” section), they are reflected in each fund’s total return. Combining the brokerage commissions paid by each fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio or Net Expenses ratio (if applicable) for class IA shares results in the following “combined cost ratio” as a percentage of the fund’s average net assets for class IA shares for the last fiscal year.

	Combined		Combined
Fund name	Cost Ratio*	Fund name	Cost Ratio*

Putnam VT American Government Income Fund	0.65%	Putnam VT International Equity Fund	1.19%

Putnam VT Capital Appreciation Fund	1.12%	Putnam VT International Growth and Income Fund	1.22%

Putnam VT Capital Opportunities Fund	1.18%	Putnam VT International New Opportunities Fund	1.48%

Putnam VT Discovery Growth Fund	1.22%	Putnam VT Investors Fund	0.99%

Putnam VT Diversified Income Fund	0.82%	Putnam VT Mid Cap Value Fund	1.17%

Putnam VT Equity Income Fund	0.93%	Putnam VT Money Market Fund	0.53%

Putnam VT The George Putnam Fund of Boston	0.80%	Putnam VT New Opportunities Fund	0.80%

Putnam VT Global Asset Allocation Fund	1.03%	Putnam VT New Value Fund	0.87%

Putnam VT Global Equity Fund	1.11%	Putnam VT OTC & Emerging Growth Fund	1.32%

Putnam VT Growth and Income Fund	0.66%	Putnam VT Research Fund	0.99%

Putnam VT Growth Opportunities Fund	1.10%	Putnam VT Small Cap Value Fund	0.98%

Putnam VT Health Sciences Fund	0.87%	Putnam VT Utilities Growth and Income Fund	0.95%

Putnam VT High Yield Fund	0.77%	Putnam VT Vista Fund	0.88%

Putnam VT Income Fund	0.65%	Putnam VT Voyager Fund	0.86%

*The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratios would be higher than those shown

Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is a fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, each fund’s fiscal year portfolio turnover rate was as follows:

Portfolio Turnover	2005	2004	2003	2002	2001

Putnam VT American Government Income Fund	420%	310%	553%	517%	262%

Putnam VT Capital Appreciation Fund	132%	140%	144%	166%	102%

Putnam VT Capital Opportunities Fund	133%	163%	163%*	—	—

Putnam VT Discovery Growth Fund	147%	107%	82%	92%	110%

Putnam VT Diversified Income Fund	115%	79%	104%	176%	139%

Putnam VT Equity Income Fund	59%	89%	113%*	—	—

Putnam VT The George Putnam Fund of Boston	140%	148%	144%	128%	335%

Putnam VT Global Asset Allocation Fund	145%	157%	155%	105%	188%

Putnam VT Global Equity Fund	76%	77%	88%	173%	186%

Putnam VT Growth and Income Fund	56%	29%	33%	36%	33%

35    P R O S P E C T U S   O F   T H E   T R U S T

Portfolio Turnover	2005	2004	2003	2002	2001

Putnam VT Growth Opportunities Fund	155%	57%	59%	63%	83%

Putnam VT Health Sciences Fund	31%	48%	64%	74%	53%

Putnam VT High Yield Fund	43%	50%	75%	68%	82%

Putnam VT Income Fund	336%	402%	287%	400%	251%

Putnam VT International Equity Fund	86%	63%	71%	53%	70%

Putnam VT International Growth and Income Fund	74%	59%	72%	99%	154%

Putnam VT International New Opportunities Fund	91%	140%	136%	137%	199%

Putnam VT Investors Fund	114%	85%	73%	123%	98%

Putnam VT Mid Cap Value Fund	87%	145%	117%*	—	—

Putnam VT Money Market Fund	—	—	—	—	—

Putnam VT New Opportunities Fund	56%	116%	44%	69%	72%

Putnam VT New Value Fund	56%	52%	60%	60%	75%

Putnam VT OTC & Emerging Growth Fund	148%	124%	72%	68%	117%

Putnam VT Research Fund	95%	106%	117%	155%	146%

Putnam VT Small Cap Value Fund	43%	39%	36%	52%	37%

Putnam VT Utilities Growth and Income Fund	38%	32%	38%	43%	93%

Putnam VT Vista Fund	71%	93%	91%	78%	113%

Putnam VT Voyager Fund	119%	49%	47%	91%	105%

* Not annualized.

The funds may buy and sell investments relatively often. Both a fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the funds’ policies with respect to the disclosure of their portfolio holdings. For information on a fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” Each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings of each fund except Putnam VT Money Market Fund may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the funds?

The Trust’s Trustees oversee the general conduct of each fund’s business. The Trustees have retained Putnam Management to be the funds’ investment manager, responsible for making investment decisions for the funds and managing the funds’ other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract and the sub-management contract described below is discussed in the Trust’s annual report to shareholders dated December 31, 2005. Each fund pays Putnam Management a quarterly management fee (monthly for Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund) for these services based on the fund’s average net assets. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Each fund paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund’s last fiscal year after giving effect to applicable waivers):

Management
Putnam VT Fund	Fees

Putnam VT American Government Income Fund	0.48%

Putnam VT Capital Appreciation Fund	0.53%

Putnam VT Capital Opportunities Fund	0.41%

Putnam VT Discovery Growth Fund	0.41%

Putnam VT Diversified Income Fund	0.66%

Putnam VT Equity Income Fund	0.64%

Putnam VT The George Putnam Fund of Boston	0.61%

36    P R O S P E C T U S   O F   T H E   T R U S T

Management
Putnam VT Fund	Fees

Putnam VT Global Asset Allocation Fund	0.69%

Putnam VT Global Equity Fund	0.78%

Putnam VT Growth and Income Fund	0.49%

Putnam VT Growth Opportunities Fund	0.58%

Putnam VT Health Sciences Fund	0.70%

Putnam VT High Yield Fund	0.66%

Putnam VT Income Fund	0.51%

Putnam VT International Equity Fund	0.75%

Putnam VT International Growth and Income Fund	0.80%

Putnam VT International New Opportunities Fund	0.96%

Putnam VT Investors Fund	0.65%

Putnam VT Mid Cap Value Fund	0.68%

Putnam VT Money Market Fund	0.42%

Putnam VT New Opportunities Fund	0.61%

Putnam VT New Value Fund	0.68%

Putnam VT OTC & Emerging Growth Fund	0.69%

Putnam VT Research Fund	0.65%

Putnam VT Small Cap Value Fund	0.76%

Putnam VT Utilities Growth and Income Fund	0.69%

Putnam VT Vista Fund	0.65%

Putnam VT Voyager Fund	0.57%

With respect to Putnam VT Diversified Income Fund, Putnam VT Global Equity Fund, Putnam VT High Yield Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund and Putnam VT Utilities Growth and Income Fund, Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of each fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the funds that it manages. PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the following annual rates:

Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund and Putnam VT Utilities Growth and Income Fund: 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL.

Putnam VT Diversified Income Fund and Putnam VT High Yield Fund: 0.40% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL.

PIL’s address is Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Investment management teams. Putnam Management’s and PIL’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the team(s) identified after the name of each fund manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate the teams’ efforts related to each fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the teams also include other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

PUTNAM VT AMERICAN GOVERNMENT INCOME FUND

Core Fixed-Income Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Kevin Cronin	2000	Putnam	Head of Investments;
		Management	Chief Investment Officer,
		1997 - Present	Core Fixed Income, Fixed
Income Money Market and
Tax Exempt Fixed
Income Teams

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Rob Bloemker	2002	Putnam	Team Leader, Mortgage
		Management	and Government
		1999 - Present	Previously, Mortgage
Specialist

Daniel Choquette	2005	Putnam	Mortgage Specialist
Management
2002 - Present
		Lehman Brothers	Fixed Income
		Prior to Sept. 2002	Derivatives Trader

During the fiscal year ended December 31, 2005, Portfolio Member Daniel Choquette joined the fund’s management team. Kevin Cronin has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

37    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VT CAPITAL APPRECIATION FUND

U.S. Core and U.S. Small- and Mid-Cap Core Teams

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

James Wiess	2004	Putnam	Chief Investment Officer,
		Management	U.S. Core Team
		2000 - Present	Previously, Senior
Portfolio Manager

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Richard Cervone	2004	Putnam	Portfolio Manager
		Management	Previously, Analyst
1998 - Present

Joseph Joseph	1999	Putnam	Chief Investment Officer,
		Management	Global Core Small
		1994 - Present	Cap Team
Previously, Director, Global
Core Small Cap Team

During the fiscal year ended December 31, 2005, James Wiess became the fund’s Portfolio Leader and Portfolio Leader Joshua Brooks left the fund’s management team. After the fund’s fiscal year-end, Portfolio Member James Yu left the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Michael Nance (May 2002 to August 2004).

PUTNAM VT CAPITAL OPPORTUNITIES FUND

U.S. Small- and Mid-Cap Core Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Joseph Joseph	2003	Putnam	Chief Investment Officer,
		Management	Global Core Small
		1994 - Present	Cap Team
Previously, Director, Global
Core Small Cap Team

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Tinh Bui	2003	Putnam	Portfolio Manager
Management
2001 - Present

		PPM America, Inc.	Portfolio Manager
Prior to Aug. 2001

John Ferry	2004	Putnam	Portfolio Manager
		Management	Previously, Quantitative
		1998 - Present	Analyst

Gerald Moore	2003	Putnam	Senior Portfolio Manager
		Management	Previously, Portfolio
		1997 - Present	Manager

No changes in the fund’s Portfolio Leader or Portfolio Members occurred during the fiscal year ended December 31, 2005. Joseph Joseph has served as Portfolio Leader of the fund since its inception.

PUTNAM VT DISCOVERY GROWTH FUND

Large-Cap Growth and Small and Emerging Growth Teams

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Richard Weed	2004	Putnam	Senior Portfolio Manager
		Management
		2000 - Present

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Robert Ginsberg	2005	Putnam	Portfolio Manager
		Management
		2004 - Present

		Delaware	Portfolio Manager
		Investments
		Prior to Aug. 2004

Raymond Haddad	2004	Putnam	Portfolio Manager
		Management	Previously, Analyst
		2000 - Present

During the fiscal year ended December 31, 2005, Portfolio Member Robert Ginsberg joined the fund’s management team and Portfolio Member David Santos left the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Roland Gillis (May 2002 to September 2004).

PUTNAM VT DIVERSIFIED INCOME FUND

Core Fixed-Income and Core Fixed-Income High-Yield Teams

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

D. William Kohli	1994	Putnam	Director of Core Fixed
		Management	Income
1994 - Present

	Joined		Positions Over
Portfolio Members Fund		Employer	Past Five Years

Rob Bloemker	2005	Putnam	Team Leader, Mortgage
		Management	and Government
		1999 - Present	Previously, Mortgage
Specialist

Jeffrey Kaufman	2005	Putnam	Team Leader, Emerging
		Management	Markets
		1998 - Present	Previously, Director of
Emerging Market Debt

Paul Scanlon	2005	Putnam	Team Leader, U.S. High
		Management	Yield
		1999 - Present	Previously, Portfolio
Manager; Analyst

David Waldman	1998	Putnam	Director of Fixed Income
		Management	Quantitative Research
1997 - Present

During the fiscal year ended December 31, 2005, Portfolio Members Rob Bloemker, Jeffrey Kaufman and Paul Scanlon joined the fund’s management team, and Portfolio Member Stephen Peacher left the fund’s management team. D. William Kohli has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

38    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VT EQUITY INCOME FUND

Large-Cap Value and Core Fixed-Income Teams

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Bartlett Geer	2003	Putnam	Senior Portfolio Manager
Management
2000 – Present

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Kevin Cronin	2003	Putnam	Head of Investments;
		Management	Chief Investment Officer,
		1997 - Present	Core Fixed Income, Fixed
Income Money Market
and Tax Exempt Fixed
Income Teams

Austin Kairnes	2006	Putnam	Portfolio Manager
Management
2006 - Present
		Independence	Director of Quantitative
		Investments	Strategies
		Prior to March 2006	Previously, Quantitative
Equity Analyst/
Portfolio Manager

No changes in the fund’s Portfolio Leader or Portfolio Members occurred during the fiscal year ended December 31, 2005. After the fund’s fiscal year-end, Portfolio Member Austin Kairnes joined the fund’s management team and Portfolio Member Jeanne Mockard left the fund’s management team. Bartlett Geer has served as Portfolio Leader of the fund since its inception.

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON

Large-Cap Value, Core Fixed-Income and Global Asset
Allocation Teams

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Jeanne Mockard	2000	Putnam	Senior Portfolio Manager
Management
1985 - Present

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Geoffrey Kelley	2006	Putnam	Portfolio Manager
		Management	Previously, Quantitative
		1994 - Present	Portfolio Specialist

Jeffrey Knight	2001	Putnam	Chief Investment Officer,
		Management	Global Asset Allocation
		1993 - Present	Team

Raman Srivastava	2004	Putnam	Portfolio Manager
		Management	Previously, Portfolio
		1999 - Present	Construction Specialist;
Quantitative Analyst

During the fiscal year ended December 31, 2005, Portfolio Member Michael Abata joined the fund’s management team. After the fund’s fiscal year-end, Portfolio Member Geoffrey Kelley joined the fund’s management team and Portfolio Members Michael Abata and Kevin Cronin left the fund’s management team. Jeanne Mockard has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

Global Asset Allocation Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Jeffrey Knight	2002	Putnam	Chief Investment Officer,
		Management	Global Asset Allocation
		1993 - Present	Team

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Robert Kea	2002	Putnam	Portfolio Manager
		Management	Previously, Quantitative
		1989 - Present	Analyst

Robert Schoen	2002	Putnam	Portfolio Manager
		Management	Previously, Quantitative
		1997 - Present	Analyst

During the fiscal year ended December 31, 2005, Portfolio Member Bruce MacDonald left the fund’s management team. Jeffrey Knight has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

PUTNAM VT GLOBAL EQUITY FUND

Global Core Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Shigeki Makino	2002	Putnam	Chief Investment Officer,
		Management	Global Core Team
		2000 - Present	Previously, Senior
Portfolio Manager

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Mark Bogar	2002	Putnam	Portfolio Manager
		Management	Previously, Analyst
1998 - Present

David Gerber	2003	Putnam	Portfolio Manager
		Management	Previously, Portfolio
		1996 - Present	Construction Specialist;
Senior Portfolio Associate

Bradford Greenleaf 2004		Putnam	Portfolio Manager
Management
2004 - Present
		Independence	Director of International
		Investments	Equities
Prior to Oct. 2003

During the fiscal year ended December 31, 2005, Portfolio Member Joshua Brooks left the fund’s management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Paul Warren (May 2002 to January 2004).

39    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VT GROWTH AND INCOME FUND

Large-Cap Value Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Hugh Mullin	1996	Putnam	Senior Portfolio Manager
Management
1986 - Present

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Joshua Brooks	2004	Putnam	Deputy Head of
		Management	Investments; Chief
		2003 - Present	Investment Officer, Large
Cap Equities
Previously, Chief
Investment Officer, U.S.
Core and Core Equities
Teams; Director, Global
Equity Research Team
		Delaware	Chief Investment Officer,
		Investments	Value Investing
Prior to April 2003

David King	1993	Putnam	Senior Portfolio Manager
Management
1983 - Present

Christopher Miller	2000	Putnam	Senior Portfolio Manager
		Management	Previously, Portfolio
		1998 - Present	Manager

During the fiscal year ended December 31, 2005, Portfolio Member Joshua Brooks joined the fund’s management team. Hugh Mullin has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

PUTNAM VT GROWTH OPPORTUNITIES FUND

Large-Cap Growth Team

	Joined	Positions Over
Portfolio Leaders Employer	Fund	Past Five Years

Robert Ginsberg	2005 Putnam	Portfolio Manager
Management
2004 - Present
	Delaware	Portfolio Manager
Investments
Prior to Aug. 2004

Kelly Morgan	2005 Putnam	Chief Investment Officer,
	Management	Large Cap Growth Team
	1996 - Present	Previously, Director, Global
Equity Research Team;
Associate Director, Global
Equity Research Team;
Director, Global Growth
Team

During the fiscal year ended December 31, 2005, Portfolio Leaders Robert Ginsberg and Kelly Morgan and Portfolio Member Saba Malak joined the fund’s management team, and Portfolio Leader Brian O’Toole and Portfolio Member David Santos left the fund’s management team. After the fund’s fiscal year-end, Portfolio Member Saba Malak left the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Jeffrey Lindsey (May 2002 to June 2002).

PUTNAM VT HEALTH SCIENCES FUND

Global Equity Research Team

	Joined		Positions Over
Portfolio Leaders	Fund	Employer	Past Five Years

Sheba Alexander	2005	Putnam	Analyst and Sector Team
		Management	Leader, Global Equity
		2001 - Present	Research Team
Previously, Analyst

Kelsey Chen	2005	Putnam	Analyst and Sector Team
		Management	Leader, Global Equity
		2000 - Present	Research Team
Previously, Analyst

During the fiscal year ended December 31, 2005, Portfolio Leaders Sheba Alexander and Kelsey Chen joined the fund’s management team. From March 2004 through January 2005, the fund was managed by the Global Equity Research Team without any designated Portfolio Leaders or Portfolio Members. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Terry Norchi (May 2002; October 2002 to February 2004) and Kelly Morgan (June 2002 to September 2002).

PUTNAM VT HIGH YIELD FUND

Core Fixed-Income High-Yield Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Paul Scanlon	2002	Putnam	Team Leader, U.S. High
		Management	Yield
		1999 - Present	Previously, Portfolio
Manager; Analyst

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Norman Boucher	2005*	Putnam	Portfolio Manager
		Investments	Previously,
		Limited	Trader; Analyst
1998 - Present

Robert Salvin	2005	Putnam	Portfolio Manager
		Management	Previously, Analyst;
		2000 - Present	Equity Capital
Market Specialist

* Mr. Boucher also served from 2002 — 2004.

40    P R O S P E C T U S   O F   T H E   T R U S T

During the fiscal year ended December 31, 2005, Paul Scanlon became the fund’s Portfolio Leader, Portfolio Members Norman Boucher, Geoffrey Kelley and Robert Salvin joined the fund’s management team, and Portfolio Leader Stephen Peacher and Portfolio Member Rosemary Thomsen left the fund’s management team. After the fund’s fiscal year-end, Portfolio Member Geoffrey Kelley left the fund’s management team.

PUTNAM VT INCOME FUND

Core Fixed-Income Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Kevin Cronin	2002	Putnam	Head of Investments;
		Management	Chief Investment Officer,
		1997 - Present	Core Fixed Income, Fixed
Income Money Market and
Tax Exempt Fixed Income
Teams

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Rob Bloemker	2002	Putnam	Team Leader, Mortgage
		Management	and Government
		1999 - Present	Previously, Mortgage
Specialist

Kevin Murphy	2005	Putnam	Team Leader, High Grade
		Management	Credit and Core Fixed
		1999 - Present	Income Teams
Previously, Investment
Strategist

Raman Srivastava	2005	Putnam	Portfolio Manager
		Management	Previously, Portfolio
		1999 - Present	Construction Specialist;
Quantitative Analyst

During the fiscal year ended December 31, 2005, Portfolio Members Kevin Murphy and Raman Srivastava joined the fund’s management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include James Prusko (May 2002 to June 2002).

PUTNAM VT INTERNATIONAL EQUITY FUND

International Core Team

	Joined		Positions Over
Portfolio Leaders	Fund	Employer	Past Five Years

Joshua Byrne	2000	Putnam	Co-Chief Investment
		Management	Officer, International
		1992 - Present	Core Team
Previously, Senior
Portfolio Manager;
Portfolio Manager

Simon Davis	2000	Putnam	Co-Chief Investment
		Investments	Officer, International
		Limited	Core Team
		2000 - Present	Previously, Director,
International Equity Team;
Senior Portfolio Manager;
Portfolio Manager

During the fiscal year ended December 31, 2005, Portfolio Members Stephen Oler and George Stairs left the fund’s management team. After the fund’s fiscal year-end, Portfolio Member Mark Pollard left the fund’s management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Omid Kamshad (May 2002 to October 2003).

PUTNAM VT INTERNATIONAL GROWTH AND
INCOME FUND

International Value Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Pamela Holding	2001	Putnam	Senior Portfolio Manager
		Management	Previously, Associate
		1995 - Present	Director of Research;
Portfolio Manager;
Director of European
Research

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Darren Jaroch	2005	Putnam	Portfolio Manager
		Management	Previously, Quantitative
		1999 - Present	Analyst; Research
Associate; Business Analyst

During the fiscal year ended December 31, 2005, Portfolio Member Darren Jaroch joined the fund’s management team and Portfolio Members J. Frederick Copper and George Stairs left the fund’s management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include George Stairs (September 2002 to August 2004) and Colin Moore (May 2002 to August 2002).

41     P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

International Growth Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Stephen Dexter	1999	Putnam	Chief Investment Officer,
		Management	International Growth Team
		1999 - Present	Previously, Director,
International Equity Team;
Senior Portfolio Manager

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Denise Selden	2003	Putnam	Portfolio Manager
		Management	Previously, Institutional
		1998 - Present	Portfolio Manager

During the fiscal year ended December 31, 2005, Portfolio Member Peter Hadden left the fund’s management team. Stephen Dexter has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

PUTNAM VT INVESTORS FUND

U.S. Core Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

James Wiess	2002	Putnam	Chief Investment Officer,
		Management	U.S. Core Team
		2000 - Present	Previously, Senior Portfolio
Manager

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Richard P. Cervone	2002	Putnam	Portfolio Manager
		Management	Previously, Analyst
1998 - Present

During the fiscal year ended December 31, 2005, Portfolio Member Joshua Brooks left the fund’s management team. After the fund’s fiscal year-end, Portfolio Member James Yu left the fund’s management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Paul Warren (May 2002 to January 2004).

PUTNAM VT MID CAP VALUE FUND

Small- and Mid-Cap Value Team

	Joined		Positions Over
Portfolio Leaders	Fund	Employer	Past Five Years

James Polk	2004	Putnam	Portfolio Manager
		Management	Previously, Senior
		1998 - Present	Analyst

Edward Shadek	2003	Putnam	Deputy, Head of
		Management	Investments; Chief
		1997 - Present	Investment Officer, Small
Cap Equities and Small and
Mid Cap Value Teams

During the fiscal year ended December 31, 2005, Portfolio Member J. Frederick Copper left the fund’s management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Thomas Hoey (May 2003 to March 2004).

PUTNAM VT NEW OPPORTUNITIES FUND

Mid-Cap Growth and Small and Emerging Growth Teams

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Kevin Divney	2004	Putnam	Chief Investment
		Management	Officer, Mid-Cap
		1997 - Present	Growth Team
			Previously, Senior
			Portfolio Manager;
			Portfolio Manager

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Brian DeChristopher	2005	Putnam	Analyst
		Management
		1999 - Present

Richard Weed	2004	Putnam	Senior Portfolio Manager
		Management
		2000 - Present

During the fiscal year ended December 31, 2005, Portfolio Member Brian DeChristopher joined the fund’s management team and Portfolio Leader Paul Marrkand left the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Daniel Miller (May 2002 to September 2004).

42    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VT NEW VALUE FUND

Large-Cap Value Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

David King	1997	Putnam	Senior Portfolio Manager
Management
1983 - Present

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Michael Abata	2002	Putnam	Portfolio Manager
		Management	Previously, Quantitative
		1997 - Present	Analyst

No changes in the fund’s Portfolio Leader or Portfolio Member occurred during the fiscal year ended December 31, 2005. David King has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

PUTNAM VT OTC & EMERGING GROWTH FUND

Small and Emerging Growth Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Richard Weed	2004	Putnam	Senior Portfolio Manager
Management
2000 - Present

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Raymond Haddad	2004	Putnam	Portfolio Manager
		Management	Previously, Analyst
2000 - Present

No changes in the fund’s Portfolio Leader or Portfolio Member occurred during the fiscal year ended December 31, 2005. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Roland Gillis (May 2002 to October 2004)

PUTNAM VT RESEARCH FUND

Global Equity Research Team

	Joined		Positions Over
Portfolio Leaders	Fund	Employer	Past Five Years

Joshua Brooks	2005	Putnam	Deputy Head of
		Management	Investments; Chief
		2003 - Present	Investment Officer, Large
Cap Equities
Previously, Chief
Investment Officer, U.S.
Core and Core Equities
Teams; Director, Global
Equity Research Team

		Delaware	Chief Investment Officer,
		Investments	Value Investing
Prior to April 2003

Kelly Morgan	2005	Putnam	Chief Investment Officer,
		Management	Large Cap Growth Team
		1996 - Present	Previously, Director,
Global Equity Research
Team; Associate Director,
Global Equity Research
Team; Director, Global
Growth Team

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Mark Bogar	2005	Putnam	Portfolio Manager
		Management	Previously, Analyst
1998 - Present

John Coffey	2005	Putnam	Analyst and Sector Team
		Management	Leader, Global Equity
		2004 - Present	Research Team
Previously, Analyst

		Citigroup Asset	Equity Analyst
Management
Prior to April 2004

Charles Dane	2005	Putnam	Analyst and Sector Team
		Management	Leader, Global Equity
		1995 - Present	Research Team
Previously, Analyst

During the fiscal year ended December 31, 2005, Putnam Management designated Joshua Brooks and Kelly Morgan as Portfolio Leaders and Mark Bogar, John Coffey and Charles Dane as Portfolio Members of the fund. Each of these individuals had previously been involved in the fund’s management as part of Putnam Management’s Global Equity Research Team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Steve Gorman (May –December 2002).

43    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VT SMALL CAP VALUE FUND

Small- and Mid-Cap Value Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Edward Shadek	1999	Putnam	Deputy, Head of
		Management	Investments; Chief
		1997 - Present	Investment Officer, Small
Cap Equities and Small and
Mid Cap Value Teams

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Eric Harthun	2002	Putnam	Portfolio Manager
		Management	Previously, Senior
		2000 - Present	Analyst

No changes in the fund’s Portfolio Leader or Portfolio Member occurred during the fiscal year ended December 31, 2005. Edward Shadek has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

Global Equity Research and Core Fixed-Income Teams

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Michael Yogg	2000	Putnam	Analyst and Sector Team
		Management	Leader, Global Equity
		1997 - Present	Research Team
Previously, Associate
Director, Global Equity
Research Team; Analyst

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

SriKantaiah Muralidhar	2006	Putnam	Analyst
Management
2000 - Present

Kevin Murphy	2003	Putnam	Team Leader,
		Management	High Grade Credit
		1999 - Present	Previously, Investment
Strategist

Masroor Siddiqui	2005	Putnam	Analyst
Investments
Limited
2005 - Present

		Jefferies &	Equity Analyst; Team
		Company Limited	Leader, Industrials
		Prior to Feb. 2005	Research Practice

		Goldman Sachs &	Equity Analyst
Company
Prior to Mar. 2002

Hendrik Van Brevoort	2006	Putnam	Analyst
Investments
Limited
1994 - Present

During the fiscal year ended December 31, 2005, Portfolio Member Masroor Siddiqui joined the fund’s management team. From March 2004 through January 2005, the fund was managed by the Global Equity Research Team without designated Portfolio Leaders or Portfolio Members. Michael Yogg has played a lead role in the management of the fund since 2000, but has done so under various designations. During the year ended, October 31, 2005, he was officially named Portfolio Leader and Kevin Murphy was named Portfolio Member of the fund. SriKantaiah Muralidhar and Hendrik Van Brevoort joined the fund’s management team after the end of its fiscal year.

PUTNAM VT VISTA FUND

Mid-Cap Growth Team

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Kevin Divney	2003	Putnam	Chief Investment
		Management	Officer, Mid-Cap
		1997 - Present	Growth Team
Previously, Senior
Portfolio Manager;
Portfolio Manager

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Brian DeChristopher	2005	Putnam	Portfolio Manager
		Management	Previously Analyst
1999 - Present

During the fiscal year ended December 31, 2005, Portfolio Member Brian DeChristopher joined the fund’s management team and Portfolio Leader Paul Marrkand left the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Eric Wetlaufer (May 2002 to September 2003).

PUTNAM VT VOYAGER FUND

Large-Cap Growth Team

	Joined		Positions Over
Portfolio Leaders	Fund	Employer	Past Five Years

Robert Ginsberg	2005	Putnam	Portfolio Manager
Management
2004 - Present

		Delaware	Portfolio Manager
Investments
Prior to Aug. 2004

Kelly Morgan	2005	Putnam	Chief Investment Officer,
		Management	Large Cap Growth Team
		1996 - Present	Previously, Director,
Global Equity Research
Team; Associate Director,
Global Equity Research
Team; Director, Global
Growth Team

44    P R O S P E C T U S   O F   T H E   T R U S T

During the year ended December 31, 2005, Portfolio Leaders Robert Ginsberg and Kelly Morgan and Portfolio Member Saba Malak joined the fund’s management team, and Portfolio Leader Brian O’Toole and Portfolio Member David Santos left the fund’s management team. After the fund’s fis-cal year-end, Portfolio Member Saba Malak left the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Eric Wetlaufer (May 2002 to June 2002).

* Other funds managed by the Portfolio Leaders and Portfolio Members. Listed below are the Putnam funds managed by the team members discussed in this prospectus as of March 31, 2006. The individuals listed may also manage other accounts, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the funds.

Name	Portfolio Leader	Portfolio Member

Michael Abata	Putnam Classic Equity Fund	Putnam VT New Value Fund

Sheba Alexander	Putnam VT Health Sciences Fund	None

Rob Bloemker	None	Putnam VT American Government Income Fund
Putnam VT Diversified Income Fund
Putnam VT Income Fund
Putnam Limited Duration Government Income Fund
Putnam Master Intermediate Income Trust
Putnam Premier Income Trust
Putnam U.S. Government Income Trust

Mark Bogar	None	Putnam VT Global Equity Fund
Putnam VT Research Fund

Norman Boucher	None	Putnam VT High Yield Fund
Putnam High Yield Advantage Fund

Joshua Brooks	Putnam VT Research Fund	Putnam VT Growth and Income

Tinh Bui	None	Putnam VT Capital Opportunities Fund

Joshua Byrne	Putnam VT International Equity Fund	Putnam Europe Equity Fund

Richard Cervone	None	Putnam VT Capital Appreciation Fund
Putnam VT Investors Fund
Putnam Tax Smart Equity Fund®

Kelsey Chen	Putnam VT Health Sciences Fund	None

Daniel Choquette	None	Putnam VT American Government Income Fund
Putnam Limited Duration Government Income Fund
Putnam U.S. Government Income Trust

John Coffey	None	Putnam VT Research Fund

Kevin Cronin	Putnam VT American Government Income Fund	Putnam VT Equity Income Fund
Putnam VT Income Fund
Putnam Global Income Trust
Putnam Limited Duration Government Income Fund
Putnam U.S. Government Income Trust

Charles Dane	None	Putnam VT Research Fund

Simon Davis	Putnam VT International Equity Fund	None

Brian DeChristopher	None	Putnam VT New Opportunities Fund
Putnam VT Vista Fund

Stephen Dexter	Putnam VT International New Opportunities Fund	None

Kevin Divney	Putnam VT New Opportunities Fund	None
Putnam VT Vista Fund

John Ferry	None	Putnam VT Capital Opportunities Fund
Putnam International Capital Opportunities Fund

Bartlett Geer	Putnam VT Equity Income Fund	None

David Gerber	None	Putnam VT Global Equity Fund

45    P R O S P E C T U S   O F   T H E   T R U S T

Name	Portfolio Leader	Portfolio Member

Robert Ginsberg	Putnam VT Growth Opportunities Fund	Putnam VT Discovery Growth Fund
Putnam VT Voyager Fund

Bradford Greenleaf	None	Putnam VT Global Equity Fund

Raymond Haddad	None	Putnam VT Discovery Growth Fund
Putnam VT OTC & Emerging Growth Fund

Eric Harthun	None	Putnam VT Small Cap Value Fund

Pamela Holding	Putnam VT International Growth and Income Fund	None

Darren Jaroch	None	Putnam VT International Growth and Income Fund

Joseph Joseph	Putnam VT Capital Opportunities Fund	Putnam VT Capital Appreciation Fund
Putnam International Capital Opportunities Fund

Jeffrey Kaufman	None	Putnam VT Diversified Income Fund
Putnam Master Intermediate Income Trust
Putnam Premier Income Trust

Robert Kea	None	Putnam VT Global Asset Allocation Fund
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Income Strategies Fund
Putnam RetirementReady® Funds

Geoffrey Kelley	None	Putnam VT The George Putnam Fund of Boston

David King	Putnam VT New Value Fund	Putnam VT Growth and Income Fund
Putnam Convertible Income-Growth Trust
Putnam High Income Securities Fund

Jeffrey Knight	Putnam VT Global Asset Allocation Fund	Putnam VT The George Putnam Fund of Boston
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Income Strategies Fund
Putnam RetirementReady® Funds

D. William Kohli	Putnam VT Diversified Income Fund	Putnam Global Income Trust
Putnam Master Intermediate Income Trust
Putnam Premier Income Trust

Shigeki Makino	Putnam VT Global Equity Fund	None

Christopher Miller	None	Putnam VT Growth and Income Fund

Jeanne Mockard	Putnam VT The George Putnam Fund of Boston	None

Gerald Moore	None	Putnam VT Capital Opportunities Fund

Kelly Morgan	Putnam VT Growth Opportunities Fund	None
Putnam VT Research Fund
Putnam VT Voyager Fund

Hugh Mullin	Putnam VT Growth and Income Fund	None

SriKantaiah Muralidhar	None	Putnam VT Utilities Growth and Income

Kevin Murphy	None	Putnam VT Income Fund
Putnam VT Utilities Growth and Income

James Polk	Putnam VT Mid Cap Value Fund	None

Robert Salvin	Putnam High Income Securities Fund	Putnam VT High Yield Fund
Putnam High Yield Advantage Fund
Putnam Managed High Yield Trust

Paul Scanlon	Putnam VT High Yield Fund	Putnam VT Diversified Income Fund
	Putnam Floating Rate Income Fund	Putnam Master Intermediate Income Trust
	Putnam High Yield Advantage Fund	Putnam Premier Income Trust
Putnam Managed High Yield Trust

46    P R O S P E C T U S   O F   T H E   T R U S T

Name	Portfolio Leader	Portfolio Member

Robert Schoen	None	Putnam VT Global Asset Allocation Fund
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Income Strategies Fund
Putnam RetirementReady® Funds

Denise Selden	None	Putnam VT International New Opportunities Fund

Edward Shadek	Putnam VT Mid Cap Value Fund	None
Putnam VT Small Cap Value Fund

Masroor Siddiqui	None	Putnam VT Utilities Growth and Income Fund

Raman Srivastava	None	Putnam VT The George Putnam Fund of Boston
Putnam VT Income Fund

Hendrik Van Brevoort	None	Putnam VT Utilities Growth and Income Fund

David Waldman	None	Putnam VT Diversified Income Fund
Putnam Master Intermediate Income Trust
Putnam Premier Income Trust

Richard Weed	Putnam VT Discovery Growth Fund	Putnam VT New Opportunities Fund
Putnam VT OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund

James Wiess	Putnam VT Capital Appreciation Fund	None
Putnam VT Investors Fund
Putnam Tax Smart Equity Fund

Michael Yogg	Putnam VT Utilities Growth and Income	None

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for each fund is its broad investment category as determined by Lipper Inc., as follows:

Lipper Variable
Products (Underlying
Funds	Funds) peer group

Putnam VT American Government	General U.S.
Income Fund	Government Funds

Putnam VT Capital Appreciation Fund	Multi-Cap Growth Funds

Putnam VT Capital Opportunities Fund	Mid-Cap Core Funds

Putnam VT Discovery Growth Fund	Multi-Cap Growth Funds

Putnam VT Diversified Income Fund	General Bond Funds

Putnam VT Equity Income Fund	Equity Income Funds

Putnam VT The George Putnam Fund of Boston	Balanced Funds

Putnam VT Global Asset Allocation Fund	Global Flexible
Portfolio Funds

Putnam VT Global Equity Fund	Global Core Funds

Putnam VT Growth and Income Fund	Large-Cap Value Funds

Lipper Variable
Products (Underlying
Funds	Funds) peer group

Putnam VT Growth Opportunities Fund	Large-Cap Growth Funds

Putnam VT Health Sciences Fund	Specialty/Miscellaneous
Funds

Putnam VT High Yield Fund	High Current Yield Funds

Putnam VT Income Fund	Corporate Debt
Funds A-Rated

Putnam VT International Equity Fund	International Core Funds

Putnam VT International Growth
and Income Fund	International Value Funds

Putnam VT International New
Opportunities Fund	International Growth Funds

Putnam VT Investors Fund	Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	Mid-Cap Value Funds

Putnam VT Money Market Fund	Money Market Funds

Putnam VT New Opportunities Fund	Multi-Cap Growth Funds

Putnam VT New Value Fund	Multi-Cap Value Funds

Putnam VT OTC & Emerging Growth Fund	Mid-Cap Growth Funds

Putnam VT Research Fund	Large-Cap Core Funds

Putnam VT Small Cap Value Fund	Small-Cap Value Funds

Putnam VT Utilities Growth and Income Fund	Utility Funds

Putnam VT Vista Fund	Mid-Cap Growth Funds

Putnam VT Voyager Fund	Large-Cap Growth Funds

47    P R O S P E C T U S   O F   T H E   T R U S T

The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including each fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the funds are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the funds or other Putnam funds, or insurance products for which the funds serve as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected,

48    P R O S P E C T U S   O F   T H E   T R U S T

with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market Fund, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products.

Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

49    P R O S P E C T U S   O F   T H E   T R U S T

How do the funds price
their shares?

The price of a fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

Each fund (other than Putnam VT Money Market Fund) values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities.

Putnam VT Money Market Fund values all of its investments at amortized cost, which approximates market value.

From time to time, Putnam VT OTC & Emerging Growth Fund may buy securities in private transactions exempt from registration under the securities laws. These investments are illiquid and may be difficult to sell and/or price and are subject to heightened risk because their issuers typically have limited product lines, operating histories and financial resources. There typically will not be a trading market for those securities from which the fund may readily ascertain a market value. Where market quotations are not readily available, the fund applies its fair value procedures to determine a price for the securities; in many cases, Putnam Management may be required to determine a fair value based solely on its own analysis of the investment.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the funds will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of each fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the funds have adopted fair value pricing procedures, which, among other things, require each fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the funds to a significant extent. As noted above, the value determined for an investment using the funds’ fair value pricing procedures may differ from recent market prices for the investment. If events materially affecting the values of a fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value.

Policy on excessive
short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the funds (such as tax deferral for gains realized from exchanges among the funds) may make the funds more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

50    P R O S P E C T U S   O F   T H E   T R U S T

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The funds seek to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds (other than Putnam VT Money Market Fund). If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

With respect to Putnam VT Money Market Fund, because the fund is a money market fund that investors may seek to use as a source of short-term liquidity, Putnam Management and the fund’s Trustees have not adopted policies to discourage short-term trading in the fund. Because very large cash flows based on short-term trading may, under some market conditions, decrease the fund’s performance, however, the Trustees may refuse to sell shares to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

As noted above, the funds’ shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the funds’ ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the funds can give no assurances that market timing and excessive short-term trading will not occur in the funds.

51    P R O S P E C T U S   O F   T H E   T R U S T

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

Each fund (other than Putnam VT Money Market Fund) will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month’s distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date, except that with respect to Putnam VT Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

A fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased.

A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the funds’ recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the funds’ financial statements are included in the funds’ annual report to shareholders, which is available upon request.

52    P R O S P E C T U S   O F   T H E   T R U S T

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53    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and				From
	Asset			Unrealized			From	Net
	Value,	Net		Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment		on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income	Investments	of Capital

Putnam VT American Government Income Fund
December 31, 2005	$11.75		$.41(i)		$(.22)	$.19	$(.41)	$(.03)		$—
December 31, 2004	12.08		.31(i)		.03	.34	(.49)	(.18)		—
December 31, 2003	12.34		.29		(.07)	.22	(.25)	(.23 )		—
December 31, 2002	11.62		.39		.63	1.02	(.30)	—		—
December 31, 2001	10.88		.48		.26	.74	—	— (e)		—

Putnam VT Capital Appreciation Fund
December 31, 2005	$8.73		$.04(i)(k)		$.67	$.71	$(.06)	$—		$—
December 31, 2004	7.59		.06(i)(j)		1.08	1.14	—	—		—
December 31, 2003	6.07		—(e)		1.52	1.52	—	—		—
December 31, 2002	7.82		.02		(1.75)	(1.73)	(.01)	—		(.01)
December 31, 2001	9.06		.01		(1.25)	(1.24)	—	—		—

Putnam VT Capital Opportunities Fund
December 31, 2005	$14.44		$.05(i)(k)		$1.44	$ 1.49	$—	$(.06)		$—
December 31, 2004	12.74		.08(i)		2.26	2.34	(.06)	(.58)		—
December 31, 2003**	10.00		—(e)(i)		3.02	3.02	—	(.28)		—

Putnam VT Discovery Growth Fund
December 31, 2005	$ 5.02	$	—(e)(i)(k)		$.38	$.38	$—	$—		$—
December 31, 2004	4.66		(.01)(i)(j)		.37	.36	—	—		—
December 31, 2003	3.52		(.02)		1.16	1.14	—	—		—
December 31, 2002	4.98		(.04)		(1.42)	(1.46)	—	—		—
December 31, 2001	7.18		(.06)		(2.14)	(2.20)	—	—		—

Putnam VT Diversified Income Fund
December 31, 2005	$ 9.27		$.44(i)		$(.16)	$.28	$(.69)	$—		$—
December 31, 2004	9.32		.51(i)		.33	.84	(.89)	—		—
December 31, 2003	8.55		.63		.97	1.60	(.83)	—		—
December 31, 2002	8.81		.71		(.20)	.51	(.77)	—		—
December 31, 2001	9.15		.78		(.44)	.34	(.68)	—		—

Putnam VT Equity Income Fund
December 31, 2005	$13.54		$.22(i)(k)		$.53	$.75	$(.15)	$(.18)		$—
December 31, 2004	12.09		.22(i)		1.25	1.47	—	(.02)		—
December 31, 2003**	10.00		.10(i)		2.06	2.16	(.05)	(.02)		—

Putnam VT The George Putnam Fund of Boston
December 31, 2005	$11.61		$.28(i)(k)		$.20	$.48	$(.26)	$—		$—
December 31, 2004	10.93		.24(i)		.67	.91	(.23)	—		—
December 31, 2003	9.58		.23		1.38	1.61	(.26)	—		—
December 31, 2002	10.73		.28		(1.17)	(.89)	(.26)	—		—
December 31, 2001	10.96		.31		(.24)	.07	(.30)	—		—

Putnam VT Global Asset Allocation Fund
December 31, 2005	$14.22		$.30(i)(k)		$.71	$1.01	$(.20)	$—		$—
December 31, 2004	13.43		.24(i)		.98	1.22	(.43)	—		—
December 31, 2003	11.51		.23		2.19	2.42	(.50)	—		—
December 31, 2002	13.37		.26		(1.87)	(1.61)	(.25)	—		—
December 31, 2001	16.66		.36		(1.78)	(1.42)	(.18)	(1.69)		—

Putnam VT Global Equity Fund
December 31, 2005	$10.32		$.11(i)(k)		$.82	$.93	$(.11)	$—		$—
December 31, 2004	9.26		.10(i)		1.17	1.27	(.21)	—		—
December 31, 2003	7.25		.09		2.02	2.11	(.10)	—		—
December 31, 2002	9.34		.07		(2.13)	(2.06)	(.03)	—		—
December 31, 2001	18.10		.02		(5.17)	(5.15)	—	(3.61)		—

54    P R O S P E C T U S   O F   T H E   T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.44)	$11.50	1.65	$107,325	.64(i)	3.56(i)	419.62(l)
(.67)	11.75	2.85	144,320	.66(i)	2.65(i)	309.71
(.48)	12.08	1.89	225,290.74		2.35	553.08
(.30)	12.34	8.98	386,364.74		3.26	517.44(f )
— (e)	11.62	6.82	136,461.77		4.23	262.05 (f )

$(.06)	$9.38	8.18	$28,310	.88(i)	.40(i)(k)	132.25
—	8.73	15.02	26,223	.90(i)	.75(i)(j)	139.79
—	7.59	25.04	23,316	1.06	.04	143.90
(.02)	6.07	(22.13)	13,542	1.13	.30	166.36
—	7.82	(13.69)	11,003	1.35	.13	101.98

$(.06)	$15.87	10.41	$18,788	.92(i)	.37(i)(k)	133.38
(.64)	14.44	18.54	13,523	.96(i)	.59(i)	163.42
(.28)	12.74	30.25*	5,972	.71(i)*	(.01)(i)*	163.05*

$—	$5.40	7.57	$13,287	.88(i)	(.09)(i)(k)	147.47
—	5.02	7.73	17,068	.94(i)	(.24)(i)(j)	106.52
—	4.66	32.39	19,835	1.08	(.58)	81.55
—	3.52	(29.32)	12,353	1.56	(1.11)	92.27(g)
—	4.98	(30.64)	7,558	1.62	(1.10)	109.55

$(.69)	$8.86	3.28	$348,430	.79(i)	4.96(i)	115.07(l)
(.89)	9.27	9.58	409,381	.80(i)	5.68(i)	79.07
(.83)	9.32	20.27	449,121.82		7.16	104.06
(.77)	8.55	6.20	440,845.82		8.45	176.17(f )
(.68)	8.81	3.82	491,673.79		8.83	139.13(f )

$(.33)	$13.96	5.71	$106,970	.81(i)	1.64(i)(k)	59.47
(.02)	13.54	12.14	80,093	.83(i)	1.75(i)	89.30
(.07)	12.09	21.57*	39,133	.71(i)*	.93(i)*	113.49*

$(.26)	$11.83	4.22	$382,326	.72(i)	2.44(i)(k)	139.50
(.23)	11.61	8.48	444,637	.72(i)	2.15(i)	148.39
(.26)	10.93	17.35	463,270.73		2.27	144.47
(.26)	9.58	(8.57)	416,550.75		2.83	128.14(f )
(.30)	10.73	0.74	387,517.76		2.92	334.64(f )

$(.20)	$15.03	7.20	$330,872	.90(i)	2.06(i)(k)	144.67(l)
(.43)	14.22	9.26	371,882	.93(i)	1.76(i)	156.86
(.50)	13.43	22.04	417,713.95		1.92	155.21
(.25)	11.51	(12.30)	423,653.91		2.10	105.04
(1.87)	13.37	(8.42)	611,233.84		2.54	187.96(f )

$(.11)	$11.14	9.09(k)	$535,688	.92(i)	1.08(i)(k)	75.73
(.21)	10.32	13.94	608,379	.94(i)	1.10(i)	77.03
(.10)	9.26	29.54	670,764.92		1.21	88.32
(.03)	7.25	(22.16)	659,264.89		.92	173.27
(3.61)	9.34	(29.66)	1,139,131.82		.20	186.11

55    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and				From
	Asset			Unrealized			From	Net
	Value,	Net		Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment		on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income	Investments	of Capital

Putnam VT Growth and Income Fund
December 31, 2005	$25.59		$.41(i)(k)		$.97	$1.38	$(.46)	$—		$—
December 31, 2004	23.39		.40(i)		2.22	2.62	(.42)	—		—
December 31, 2003	18.75		.37		4.69	5.06	(.42)	—		—
December 31, 2002	23.56		.36		(4.69)	(4.33)	(.36)	(.12)		—
December 31, 2001	25.85		.35		(1.94)	(1.59)	(.41)	(.29)		—

Putnam VT Growth Opportunities Fund
December 31, 2005	$4.72		$.02(i)(k)		$.18	$.20	$(.04)	$—		$—
December 31, 2004	4.63		.03(i)(j)		.07	.10	(.01)	—		—
December 31, 2003	3.75		.01		.87	.88	—	—		—
December 31, 2002	5.31		—(e)		(1.56)	(1.56)	—	—		—
December 31, 2001	7.80		(.01)		(2.48)	(2.49)	—	—		—

Putnam VT Health Sciences Fund
December 31, 2005	$11.80		$.05(i)(k)		$1.54	$ 1.59	$(.04)	$—		$—
December 31, 2004	11.04		.04(i)		.76	.80	(.04)	—		—
December 31, 2003	9.37		.07		1.68	1.75	(.08)	—		—
December 31, 2002	11.75		.04		(2.41)	(2.37)	(.01)	—		—
December 31, 2001	14.61		.01		(2.86)	(2.85)	(.01)	—		—

Putnam VT High Yield Fund
December 31, 2005	$ 8.10		$.56(i)		$(.31)	$.25	$(.67)	$—		$—
December 31, 2004	7.97		.58(i)		.24	.82	(.69)	—		—
December 31, 2003	7.08		.65		1.07	1.72	(.83)	—		—
December 31, 2002	8.08		.76		(.78)	(.02)	(.98)	—		—
December 31, 2001	8.98		.91		(.55)	.36	(1.26)	—		—

Putnam VT Income Fund
December 31, 2005	$12.96		$.52(i)		$(.20)	$.32	$(.45)	$(.14)		$—
December 31, 2004	12.91		.38(i)		.22	.60	(.55)	—		—
December 31, 2003	12.95		.46		.13	.59	(.63)	—		—
December 31, 2002	12.65		.64		.33	.97	(.67)	—		—
December 31, 2001	12.61		.70		.21	.91	(.87)	—		—

Putnam VT International Equity Fund
December 31, 2005	$14.80		$.20(i)(k)		$1.61	$1.81	$(.25)	$—		$—
December 31, 2004	12.91		.16(i)		1.95	2.11	(.22)	—		—
December 31, 2003	10.14		.16		2.73	2.89	(.12)	—		—
December 31, 2002	12.42		.13		(2.29)	(2.16)	(.12)	—		—
December 31, 2001	17.72		.13		(3.62)	(3.49)	(.06)	(1.75)		—

Putnam VT International Growth and Income Fund
December 31, 2005	$13.57		$.23(i)(k)		$1.69	$1.92	$(.14)	$—		$—
December 31, 2004	11.35		.14(i)		2.25	2.39	(.17)	—		—
December 31, 2003	8.37		.15		2.99	3.14	(.16)	—		—
December 31, 2002	9.76		.12		(1.44)	(1.32)	(.07)	—		—
December 31, 2001	13.28		.13		(2.80)	(2.67)	(.13)	(.72)		—

Putnam VT International New Opportunities Fund
December 31, 2005	$12.53		$.17(i)(k)		$2.15	$2.32	$(.12)	$—		$—
December 31, 2004	11.16		.11(i)		1.40	1.51	(.14)	—		—
December 31, 2003	8.41		.09		2.71	2.80	(.05)	—		—
December 31, 2002	9.80		.07		(1.38)	(1.31)	(.08)	—		—
December 31, 2001	13.71		.04		(3.95)	(3.91)	—	—		—

Putnam VT Investors Fund
December 31, 2005	$10.04		$.07(i)(k)		$.82	$.89	$(.12)	$—		$—
December 31, 2004	8.95		.11(i)(j)		1.04	1.15	(.06)	—		—
December 31, 2003	7.08		.05		1.87	1.92	(.05)	—		—
December 31, 2002	9.31		.04		(2.24)	(2.20)	(.03)	—		—
December 31, 2001	12.36		.03		(3.07)	(3.04)	(.01)	—		—

56    P R O S P E C T U S   O F   T H E   T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.46)	$26.51	5.50(k)	$3,688,393	.54(i)	1.61(i)(k)	56.46
(.42)	25.59	11.37	4,504,542	.54(i)	1.70(i)	29.21
(.42)	23.39	27.69	4,947,556.53		1.85	32.55
(.48)	18.75	(18.79)	4,729,161.52		1.71	36.01
(.70)	23.56	(6.16)	7,216,388.51		1.42	32.75

$(.04)	$4.88	4.34	$24,764	.87(i)	.36(i)(k)	154.79
(.01)	4.72	2.08	31,196	.90(i)	.76(i)(j)	57.02
—	4.63	23.47	38,470.96		.17	59.00
—	3.75	(29.38)	32,235.96		.03	63.30
—	5.31	(31.92)	55,646.85		(.19)	83.13

$(.04)	$13.35	13.50	$160,324	.81(i)	.43(i)(k)	30.98
(.04)	11.80	7.30	171,982	.85(i)	.39(i)	47.82
(.08)	11.04	18.80	200,054.84		.39	63.66
(.01)	9.37	(20.21)	212,783.83		.39	74.33
(.01)	11.75	(19.53)	342,488.79		.09	53.20

$(.67)	$7.68	3.47	$460,707	.76(i)	7.27(i)	43.21
(.69)	8.10	10.99	525,899	.78(i)	7.47(i)	50.44
(.83)	7.97	26.68	594,299.78		8.86	75.01
(.98)	7.08	(0.52)	526,885.78		10.55	68.41
(1.26)	8.08	4.00	647,505.76		10.99	81.97

$(.59)	$12.69	2.60	$530,341	.61(i)	4.06(i)	336.25(l)
(.55)	12.96	4.72	637,568	.66(i)	3.01(i)	401.71
(.63)	12.91	4.70	765,119.68		3.61	287.19
(.67)	12.95	8.09	919,294.68		5.10	399.61(f )
(.87)	12.65	7.53	879,911.68		5.60	250.79(f )

$(.25)	$16.36	12.46	$377,816	.93(i)	1.37(i)(k)	86.02
(.22)	14.80	16.58	427,548	.94(i)	1.21(i)	62.84
(.12)	12.91	28.91	444,329.94		1.50	71.14
(.12)	10.14	(17.60)	430,607.99		1.17	53.20(g)
(1.81)	12.42	(20.41)	521,192.94		.93	69.81

$(.14)	$15.35	14.33	$264,352	1.01(i)	1.68(i)(k)	74.48
(.17)	13.57	21.31	258,073	1.01(i)	1.18(i)	59.34
(.16)	11.35	38.37	227,237	1.02	1.70	71.71
(.07)	8.37	(13.67)	201,168	1.00	1.34	99.21
(.85)	9.76	(20.67)	273,298.98		1.26	154.29

$(.12)	$14.73	18.64(k)	$101,535	1.21(i)	1.27(i)(k)	91.01
(.14)	12.53	13.63	89,615	1.25(i)	.96(i)	139.72
(.05)	11.16	33.59	98,339	1.26	1.00	135.90
(.08)	8.41	(13.46)	91,939	1.27	.82	136.66
—	9.80	(28.52)	140,731	1.24	.35	198.97

$(.12)	$10.81	9.03	$292,017	.75(i)	.66(i)(k)	113.81
(.06)	10.04	12.95	326,879	.76(i)	1.21(i)(j)	84.91
(.05)	8.95	27.39	353,033.75		.71	73.32
(.03)	7.08	(23.68)	341,675.72		.56	122.88
(.01)	9.31	(24.61)	597,312.66		.23	98.05

57    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and				From
	Asset			Unrealized			From	Net
	Value,	Net		Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment		on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income	Investments	of Capital

Putnam VT Mid Cap Value Fund
December 31, 2005	$14.73		$.09(i)(k)		$1.74	$1.83	$(.06)	$(.27)		$—
December 31, 2004	12.79		.09(i)		1.92	2.01	—	(.07)		—
December 31, 2003**	10.00		.07(i)		2.83	2.90	(.04)	(.07)		—

Putnam VT Money Market Fund
December 31, 2005	$ 1.00		$.0275(i)		$—	$.0275	$(.0275)	$—		$—
December 31, 2004	1.00		.0091(i)		—(h)	.0091	(.0091)	—		—
December 31, 2003	1.00		.0076		—(h)	.0076	(.0076)	—		—
December 31, 2002	1.00		.0145		—(h)	.0145	(.0145)	—		—
December 31, 2001	1.00		.0392		—	.0392	(.0392)	—		—

Putnam VT New Opportunities Fund
December 31, 2005	$17.05		$.03(i)(k)		$1.72	$1.75	$(.06)	$—		$—
December 31, 2004	15.43		.05(i)(j)		1.57	1.62	—	—		—
December 31, 2003	11.62		(.02)		3.83	3.81	—	—		—
December 31, 2002	16.67		(.03)		(5.02)	(5.05)	—	—		—
December 31, 2001	29.89		(.04)		(8.76)	(8.80)	—	(4.42)		—(e)

Putnam VT New Value Fund
December 31, 2005	$16.43		$.22(i)(k)		$.78	$1.00	$(.18)	$—		$—
December 31, 2004	14.34		.18(i)		2.06	2.24	(.15)	—		—
December 31, 2003	10.98		.15		3.39	3.54	(.18)	—		—
December 31, 2002	13.47		.16		(2.14)	(1.98)	(.13)	(.38)		—
December 31, 2001	13.52		.18		.28	.46	(.14)	(.37)		—

Putnam VT OTC & Emerging Growth Fund
December 31, 2005	$6.05		$(.02)(i)(k)		$.52	$.50	$—	$—		$—
December 31, 2004	5.56		(.03)(i)		.52	.49	—	—		—
December 31, 2003	4.09		(.03)		1.50	1.47	—	—		—
December 31, 2002	6.02		(.03)		(1.90)	(1.93)	—	—		—
December 31, 2001	11.06		(.05)		(4.99)	(5.04)	—	—		—

Putnam VT Research Fund
December 31, 2005	$11.44		$.08(i)(k)		$.51	$.59	$(.12)	$—		$—
December 31, 2004	10.63		.11(i)(j)		.72	.83	(.02)	—		—
December 31, 2003	8.51		.07		2.10	2.17	(.05)	—		—
December 31, 2002	10.99		.06		(2.47)	(2.41)	(.07)	—		—
December 31, 2001	14.32		.08		(2.73)	(2.65)	(.05)	(.63)		—

Putnam VT Small Cap Value Fund
December 31, 2005	$22.95		$.14(i)(k)		$1.41	$1.55	$(.09)	$(1.30)		$—
December 31, 2004	18.23		.09(i)		4.73	4.82	(.10)	—		—
December 31, 2003	12.23		.11		5.97	6.08	(.08)	—		—
December 31, 2002	15.09		.08		(2.76)	(2.68)	(.04)	(.14)		—
December 31, 2001	12.81		.08		2.27	2.35	—(e)	(.07)		—

Putnam VT Utilities Growth and Income Fund
December 31, 2005	$13.59		$.36(i)(k)		$.82	$1.18	$(.30)	$—		$—
December 31, 2004	11.43		.30(i)		2.15	2.45	(.29)	—		—
December 31, 2003	9.57		.28		1.99	2.27	(.41)	—		—
December 31, 2002	12.97		.35		(3.35)	(3.00)	(.40)	—		—
December 31, 2001	18.13		.36		(4.17)	(3.81)	(.50)	(.85)		—

58 P R O S P E C T U S O F T H E T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.33)	$16.23	12.71	$58,861	.93(i)	.60(i)(k)	87.42
(.07)	14.73	15.75	35,819	.97(i)	.65(i)	145.30
(.11)	12.79	29.01*	16,499	.74(i)*	.60(i)*	117.37*

$(.0275)	$1.00	2.79	$211,665	.53(i)	2.71(i)	—
(.0091)	1.00	.91	264,971	.53(i)	.87(i)	—
(.0076)	1.00	.76	457,943.49		.77	—
(.0145)	1.00	1.46	794,448.48		1.45	—
(.0392)	1.00	3.99	893,647.45		3.75	—

$(.06)	$18.74	10.32(k)	$1,352,498	.66(i)	.18(i)(k)	56.12
—	17.05	10.50	1,621,906	.69(i)	.33(i)(j)	115.82
—	15.43	32.79	1,826,123.67		(.11)	44.22
—	11.62	(30.29)	1,664,685.63		(.19)	68.82
(4.42)	16.67	(29.99)	3,058,087.59		(.21)	72.16

$(.18)	$17.25	6.13(k)	$417,948	.76(i)	1.32(i)(k)	55.58
(.15)	16.43	15.77	443,680	.79(i)	1.19(i)	51.50
(.18)	14.34	32.86	416,273.79		1.24	59.50
(.51)	10.98	(15.44)	366,623.78		1.37	60.33
(.51)	13.47	3.53	455,975.79		1.32	74.80

$—	$6.55	8.26	$50,877	.91(i)	(.29)(i)(k)	147.92
—	6.05	8.81	62,566	.95(i)	(.57)(i)	123.52
—	5.56	35.94	73,227.89		(.62)	71.72
—	4.09	(32.06)	61,535.90		(.72)	68.02
—	6.02	(45.57)	107,050.85		(.63)	116.66

$(.12)	$11.91	5.26(k)	$87,728	.79(i)	.71(i)(k)	94.51
(.02)	11.44	7.79	110,116	.80(i)	1.05(i)(j)	106.08
(.05)	10.63	25.69	128,360.79		.82	116.88
(.07)	8.51	(22.06)	127,084.78		.64	154.60
(.68)	10.99	(18.62)	197,443.74		.67	146.42

$(1.39)	$23.11	7.30	$291,615	.84(i)	.62(i)(k)	42.50
(.10)	22.95	26.54	348,938	.87(i)	.48(i)	39.27
(.08)	18.23	50.06	290,933.91		.77	36.14
(.18)	12.23	(18.06)	215,964.92		.57	51.54
(.07)	15.09	18.42	231,329.94		.56	36.65

$(.30)	$14.47	8.87(k)	$320,176	.84(i)	2.54(i)(k)	37.69
(.29)	13.59	21.87	355,947	.85(i)	2.50(i)	31.79
(.41)	11.43	25.00	352,531.83		2.84	38.45
(.40)	9.57	(23.83)	355,128.79		3.23	42.68
(1.35)	12.97	(22.11)	631,897.73		2.45	93.13

59    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and				From
	Asset			Unrealized			From	Net
	Value,	Net		Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment		on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income	Investments	of Capital

Putnam VT Vista Fund
December 31, 2005	$12.58	$	—(e)(i)(k)		$1.57	$1.57	$ —	$—		$—
December 31, 2004	10.58		(.03)(i)		2.03	2.00	—	—		—
December 31, 2003	7.93		(.02)		2.67	2.65	—	—		—
December 31, 2002	11.40		(.03)		(3.44)	(3.47)	—	—		—
December 31, 2001	19.65		(.02)		(6.47)	(6.49)	—	(1.76)		—(e)

Putnam VT Voyager Fund
December 31, 2005	$27.37		$.09(i)(k)		$1.51	$1.60	$ (.25)	$—		$—
December 31, 2004	26.10		.21(i)(j)		1.18	1.39	(.12)	—		—
December 31, 2003	21.00		.10		5.15	5.25	(.15)	—		—
December 31, 2002	28.72		.12		(7.63)	(7.51)	(.21)	—		—
December 31, 2001	48.82		.20		(10.65)	(10.45)	(.05)	(9.60)		—

60    P R O S P E C T U S   O F   T H E   T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$—	$14.15	12.48	$ 234,261	.74(i)	(.01)(i)(k)	71.15
—	12.58	18.90	260,964	.79(i)	(.31)(i)	93.49
—	10.58	33.42	263,268.76		(.21)	90.84
—	7.93	(30.44)	234,249.74		(.28)	78.14
(1.76)	11.40	(33.34)	443,879.67		(.18)	112.81

$(.25)	$28.72	5.94(k)	$ 1,801,387	.63(i)	.35(i)(k)	119.09
(.12)	27.37	5.34	2,357,097	.64(i)	.81(i)(j)	48.94
(.15)	26.10	25.16	2,799,625.62		.45	47.37
(.21)	21.00	(26.34)	2,740,121.60		.51	90.52
(9.65)	28.72	(22.24)	4,784,868.57		.61	105.03

61    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and				From
	Asset			Unrealized			From	Net	From
	Value,	Net		Gain (Loss)		Total from	Net	Realized	Return
	Beginning	Investment		on		Investment	Investment	Gain on	of
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income	Investments	Capital

Putnam VT American Government Income Fund
December 31, 2005	$11.71		$.38(i)		$(.22)	$.16	$(.38)	$(.03)		$—
December 31, 2004	12.02		.28(i)		.04	.32	(.45)	(.18)		—
December 31, 2003	12.30		.25		(.07)	.18	(.23)	(.23)		—
December 31, 2002	11.59		.37		.62	.99	(.28)	—		—
December 31, 2001	10.87		.47		.25	.72	—	—(e)		—

Putnam VT Capital Appreciation Fund
December 31, 2005	$ 8.66		$.01(i)(k)		$.67	$.68	$(.04)	$—		$—
December 31, 2004	7.55		.04(i)(j)		1.07	1.11	—	—		—
December 31, 2003	6.05		(.01)		1.51	1.50	—	—		—
December 31, 2002	7.80		—(e)		(1.74)	(1.74)	(.01)	—		—(e)
December 31, 2001	9.06		(.01)		(1.25)	(1.26)	—	—		—

Putnam VT Capital Opportunities Fund
December 31, 2005	$14.40		$.02(i)(k)		$1.43	$1.45	$—	$(.06)		$—
December 31, 2004	12.72		.05(i)		2.24	2.29	(.03)	(.58)		—
December 31, 2003**	10.00		(.03)(i)		3.03	3.00	—	(.28)		—

Putnam VT Discovery Growth Fund
December 31, 2005	$ 4.97		$(.02)(i)(k)		$.38	$.36	$—	$—		$—
December 31, 2004	4.62		(.02)(i)(j)		.37	.35	—	—		—
December 31, 2003	3.50		(.03)		1.15	1.12	—	—		—
December 31, 2002	4.97		(.05)		(1.42)	(1.47)	—	—		—
December 31, 2001	7.18		(.07)		(2.14)	(2.21)	—	—		—

Putnam VT Diversified Income Fund
December 31, 2005	$ 9.17		$.41(i)		$(.15)	$.26	$(.67)	$—		$—
December 31, 2004	9.24		.48(i)		.32	.80	(.87)	—		—
December 31, 2003	8.49		.60		.96	1.56	(.81)	—		—
December 31, 2002	8.75		.68		(.18)	.50	(.76)	—		—
December 31, 2001	9.11		.76		(.45)	.31	(.67)	—		—

Putnam VT Equity Income Fund
December 31, 2005	$13.49		$.19(i)(k)		$.52	$.71	$(.13)	$(.18)		$—
December 31, 2004	12.08		.19(i)		1.24	1.43	—	(.02)		—
December 31, 2003**	10.00		.09(i)		2.05	2.14	(.04)	(.02)		—

Putnam VT The George Putnam Fund of Boston
December 31, 2005	$11.55		$.25(i)(k)		$.19	$.44	$(.23)	$—		$—
December 31, 2004	10.88		.21(i)		.67	.88	(.21)	—		—
December 31, 2003	9.54		.20		1.38	1.58	(.24)	—		—
December 31, 2002	10.69		.26		(1.17)	(.91)	(.24)	—		—
December 31, 2001	10.94		.29		(.25)	.04	(.29)	—		—

Putnam VT Global Asset Allocation Fund
December 31, 2005	$14.25		$.26(i)(k)		$.72	$.98	$(.17)	$—		$—
December 31, 2004	13.45		.20(i)		1.00	1.20	(.40)	—		—
December 31, 2003	11.51		.20		2.21	2.41	(.47)	—		—
December 31, 2002	13.37		.23		(1.86)	(1.63)	(.23)	—		—
December 31, 2001	16.67		.32		(1.77)	(1.45)	(.16)	(1.69)		—

Putnam VT Global Equity Fund
December 31, 2005	$10.24		$.09(i)(k)		$.80	$.89	$(.08)	$ —		$—
December 31, 2004	9.19		.08(i)		1.16	1.24	(.19)	—		—
December 31, 2003	7.19		.07		2.01	2.08	(.08)	—		—
December 31, 2002	9.27		.05		(2.12)	(2.07)	(.01)	—		—
December 31, 2001	18.02		—(e)		(5.14)	(5.14)	—	(3.61)		—

62    P R O S P E C T U S   O F   T H E   T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.41)	$11.46	1.35	$74,858	.89(i)	3.32(i)	419.62(l)
(.63)	11.71	2.66	87,312	.91(i)	2.39(i)	309.71
(.46)	12.02	1.56	107,751.99		2.09	553.08
(.28)	12.30	8.77	164,573.99		3.13	517.44(f )
—(e)	11.59	6.64	73,366.99		4.12	262.05(f )

$(.04)	$9.30	7.88	$23,072	1.13(i)	.15(i)(k)	132.25
—	8.66	14.70	23,302	1.15(i)	.51(i)(j)	139.79
—	7.55	24.79	20,315	1.31	(.20)	143.90
(.01)	6.05	(22.35)	14,021	1.38	.05	166.36
—	7.80	(13.91)	9,784	1.57	(.13)	101.98

$(.06)	$15.79	10.16	$15,049	1.17(i)	.11(i)(k)	133.38
(.61)	14.40	18.21	9,013	1.21(i)	.35(i)	163.42
(.28)	12.72	30.05*	4,737	.88(i)*	(.18)(i)*	163.05*

$—	$5.33	7.24	$27,155	1.13(i)	(.34)(i)(k)	147.47
—	4.97	7.58	34,186	1.19(i)	(.48)(i)(j)	106.52
—	4.62	32.00	35,091	1.33	(.83)	81.55
—	3.50	(29.58)	24,082	1.81	(1.36)	92.27(g)
—	4.97	(30.78)	13,245	1.84	(1.34)	109.55

$(.67)	$8.76	3.05	$160,295	1.04(i)	4.70(i)	115.07(l)
(.87)	9.17	9.20	149,586	1.05(i)	5.41(i)	79.07
(.81)	9.24	19.91	141,644	1.07	6.86	104.06
(.76)	8.49	6.03	102,982	1.07	8.20	176.17(f )
(.67)	8.75	3.51	92,828	1.01	8.58	139.13(f )

$(.31)	$13.89	5.43	$82,356	1.06(i)	1.40(i)(k)	59.47
(.02)	13.49	11.82	55,764	1.08(i)	1.51(i)	89.30
(.06)	12.08	21.39*	22,804	.88(i)*	.76(i)*	113.49*

$(.23)	$11.76	3.91	$301,779	.97(i)	2.18(i)(k)	139.50
(.21)	11.55	8.21	294,298	.97(i)	1.90(i)	148.39
(.24)	10.88	17.04	254,106.98		2.00	144.47
(.24)	9.54	(8.75)	178,710	1.00	2.58	128.14(f )
(.29)	10.69	0.46	156,821.98		2.69	334.64(f )

$(.17)	$15.06	6.97	$66,485	1.15(i)	1.80(i)(k)	144.67(l)
(.40)	14.25	9.11	47,886	1.18(i)	1.51(i)	156.86
(.47)	13.45	21.90	32,588	1.20	1.63	155.21
(.23)	11.51	(12.46)	21,758	1.16	1.87	105.04
(1.85)	13.37	(8.58)	24,735	1.06	2.29	187.96(f )

$(.08)	$11.05	8.78(k)	$71,310	1.17(i)	.82(i)(k)	75.73
(.19)	10.24	13.68	75,503	1.19(i)	.86(i)	77.03
(.08)	9.19	29.23	74,972	1.17	.95	88.32
(.01)	7.19	(22.39)	65,834	1.14	.69	173.27
(3.61)	9.27	(29.76)	92,817	1.04	(.02)	186.11

63    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and				From
	Asset			Unrealized			From	Net	From
	Value,	Net		Gain (Loss)		Total from	Net	Realized	Return
	Beginning	Investment		on		Investment	Investment	Gain on	of
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income	Investments	Capital

Putnam VT Growth and Income Fund
December 31, 2005	$25.44		$.35(i)(k)		$.95	$1.30	$(.39)	$—		$—
December 31, 2004	23.26		.34(i)		2.21	2.55	(.37)	—		—
December 31, 2003	18.64		.32		4.67	4.99	(.37)	—		—
December 31, 2002	23.44		.31		(4.67)	(4.36)	(.32)	(.12)		—
December 31, 2001	25.76		.29		(1.93)	(1.64)	(.39)	(.29)		—

Putnam VT Growth Opportunities Fund
December 31, 2005	$ 4.67		$.01(i)(k)		$.18	$.19	$(.03)	$—		$—
December 31, 2004	4.59		.02(i)(j)		.06	.08	—	—		—
December 31, 2003	3.73		—(e)		.86	.86	—	—		—
December 31, 2002	5.29		(.01)		(1.55)	(1.56)	—	—		—
December 31, 2001	7.79		(.02)		(2.48)	(2.50)	—	—		—

Putnam VT Health Sciences Fund
December 31, 2005	$11.73		$.02(i)(k)		$1.53	$1.55	$(.01)	$—		$—
December 31, 2004	10.97		.01(i)		.77	.78	(.02)	—		—
December 31, 2003	9.32		.02		1.69	1.71	(.06)	—		—
December 31, 2002	11.70		.01		(2.39)	(2.38)	—	—		—
December 31, 2001	14.58		(.02)		(2.86)	(2.88)	—	—		—

Putnam VT High Yield Fund
December 31, 2005	$ 8.05		$.53(i)		$(.31)	$.22	$(.65)	$—		$—
December 31, 2004	7.94		.55(i)		.23	.78	(.67)	—		—
December 31, 2003	7.05		.62		1.09	1.71	(.82)	—		—
December 31, 2002	8.06		.74		(.78)	(.04)	(.97)	—		—
December 31, 2001	8.97		.88		(.54)	.34	(1.25)	—		—

Putnam VT Income Fund
December 31, 2005	$12.88		$.48(i)		$(.20)	$.28	$(.41)	$(.14)		$—
December 31, 2004	12.84		.34(i)		.22	.56	(.52)	—		—
December 31, 2003	12.89		.42		.13	.55	(.60)	—		—
December 31, 2002	12.60		.60		.35	.95	(.66)	—		—
December 31, 2001	12.58		.65		.23	.88	(.86)	—		—

Putnam VT International Equity Fund
December 31, 2005	$14.71		$.16(i)(k)		$1.61	$1.77	$(.22)	$—		$—
December 31, 2004	12.85		.12(i)		1.94	2.06	(.20)	—		—
December 31, 2003	10.09		.13		2.73	2.86	(.10)	—		—
December 31, 2002	12.36		.10		(2.28)	(2.18)	(.09)	—		—
December 31, 2001	17.67		.09		(3.61)	(3.52)	(.04)	(1.75)		—

Putnam VT International Growth and Income Fund
December 31, 2005	$13.51		$.19(i)(k)		$1.70	$1.89	$(.12)	$—		$—
December 31, 2004	11.31		.11(i)		2.24	2.35	(.15)	—		—
December 31, 2003	8.35		.13		2.97	3.10	(.14)	—		—
December 31, 2002	9.73		.09		(1.42)	(1.33)	(.05)	—		—
December 31, 2001	13.25		.11		(2.79)	(2.68)	(.12)	(.72)		—

Putnam VT International New Opportunities Fund
December 31, 2005	$12.47		$.13(i)(k)		$2.15	$2.28	$(.09)	$—		$—
December 31, 2004	11.11		.08(i)		1.39	1.47	(.11)	—		—
December 31, 2003	8.37		.07		2.70	2.77	(.03)	—		—
December 31, 2002	9.75		.05		(1.37)	(1.32)	(.06)	—		—
December 31, 2001	13.67		.02		(3.94)	(3.92)	—	—		—

Putnam VT Investors Fund
December 31, 2005	$ 9.99		$.04(i)(k)		$.83	$.87	$(.10)	$—		$—
December 31, 2004	8.91		.09(i)(j)		1.03	1.12	(.04)	—		—
December 31, 2003	7.04		.03		1.87	1.90	(.03)	—		—
December 31, 2002	9.26		.03		(2.24)	(2.21)	(.01)	—		—
December 31, 2001	12.31		.01		(3.06)	(3.05)	—	—		—

64    P R O S P E C T U S   O F   T H E   T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.39)	$26.35	5.23(k)	$811,652	.79(i)	1.37(i)(k)	56.46
(.37)	25.44	11.11	871,478	.79(i)	1.45(i)	29.21
(.37)	23.26	27.38	828,558.78		1.60	32.55
(.44)	18.64	(18.99)	612,170.77		1.47	36.01
(.68)	23.44	(6.39)	709,842.73		1.22	32.75

$(.03)	$4.83	4.11	$32,082	1.12(i)	.11(i)(k)	154.79
—	4.67	1.74	36,059	1.15(i)	.55(i)(j)	57.02
—	4.59	23.06	37,906	1.21	(.08)	59.00
—	3.73	(29.49)	31,065	1.21	(.21)	63.30
—	5.29	(32.09)	44,521	1.07	(.39)	83.13

$(.01)	$13.27	13.20	$189,476	1.06(i)	.17(i)(k)	30.98
(.02)	11.73	7.12	162,097	1.10(i)	.13(i)	47.82
(.06)	10.97	18.39	161,036	1.09	.11	63.66
—	9.32	(20.34)	119,828	1.08	.13	74.33
—	11.70	(19.75)	128,067	1.01	(.13)	53.20

$(.65)	$7.62	3.10	$170,165	1.01(i)	7.02(i)	43.21
(.67)	8.05	10.54	175,106	1.03(i)	7.18(i)	50.44
(.82)	7.94	26.54	159,069	1.03	8.44	75.01
(.97)	7.05	(0.85)	79,036	1.03	10.38	68.41
(1.25)	8.06	3.78	64,972.98		10.71	81.97

$(.55)	$12.61	2.36	$292,152	.86(i)	3.81(i)	336.25(l)
(.52)	12.88	4.43	278,617	.91(i)	2.71(i)	401.71
(.60)	12.84	4.43	262,067.93		3.29	287.19
(.66)	12.89	7.89	215,874.93		4.79	399.61(f )
(.86)	12.60	7.30	144,380.90		5.26	250.79(f )

$(.22)	$16.26	12.20	$621,897	1.18(i)	1.06(i)(k)	86.02
(.20)	14.71	16.19	558,206	1.19(i)	.95(i)	62.84
(.10)	12.85	28.65	510,055	1.19	1.15	71.14
(.09)	10.09	(17.75)	308,970	1.24	.91	53.20(g)
(1.79)	12.36	(20.61)	252,647	1.16	.66	69.81

$(.12)	$15.28	14.10	$102,596	1.26(i)	1.40(i)(k)	74.48
(.15)	13.51	20.98	87,743	1.26(i)	.89(i)	59.34
(.14)	11.31	37.85	63,651	1.27	1.39	71.71
(.05)	8.35	(13.77)	45,744	1.25	1.03	99.21
(.84)	9.73	(20.81)	41,771	1.20	1.02	154.29

$(.09)	$14.66	18.36(k)	$151,178	1.46(i)	1.01(i)(k)	91.01
(.11)	12.47	13.35	141,110	1.50(i)	.70(i)	139.72
(.03)	11.11	33.21	144,493	1.51	.74	135.90
(.06)	8.37	(13.63)	122,332	1.52	.56	136.66
—	9.75	(28.68)	159,227	1.46	.14	198.97

$(.10)	$10.76	8.81	$221,847	1.00(i)	.41(i)(k)	113.81
(.04)	9.99	12.64	226,738	1.01(i)	.98(i)(j)	84.91
(.03)	8.91	27.14	220,061	1.00	.46	73.32
(.01)	7.04	(23.87)	180,341.97		.32	122.88
—	9.26	(24.78)	261,025.88		.02	98.05

65    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB

		Investment Operations:				Less Distributions:
			Net
	Net		Realized and				From
	Asset		Unrealized			From	Net	From
	Value,	Net	Gain (Loss)		Total from	Net	Realized	Return
	Beginning	Investment	on		Investment	Investment	Gain on	of
Period ended	of Period	Income (Loss)(a)	Investments		Operations	Income	Investments	Capital

Putnam VT Mid Cap Value Fund
December 31, 2005	$14.68	$.05(i)(k)		$1.73	$1.78	$(.03)	$(.27)		$—
December 31, 2004	12.78	.05(i)		1.92	1.97	—	(.07)		—
December 31, 2003**	10.00	.05(i)		2.83	2.88	(.03)	(.07)		—

Putnam VT Money Market Fund
December 31, 2005	$ 1.00	$.0250(i)		$—	$.0250	$(.0250)	$—		$—
December 31, 2004	1.00	.0066(i)		—(h)	.0066	(.0066)	—		—
December 31, 2003	1.00	.0051		—(h)	.0051	(.0051)	—		—
December 31, 2002	1.00	.0120		—(h)	.0120	(.0120)	—		—
December 31, 2001	1.00	.0370		—	.0370	(.0370)	—		—

Putnam VT New Opportunities Fund
December 31, 2005	$16.80	$(.01)(i)(k)		$1.69	$1.68	$(.02)	$—		$—
December 31, 2004	15.23	.01(i)(j)		1.56	1.57	—	—		—
December 31, 2003	11.50	(.05)		3.78	3.73	—	—		—
December 31, 2002	16.55	(.06)		(4.99)	(5.05)	—	—		—
December 31, 2001	29.77	(.08)		(8.72)	(8.80)	—	(4.42)		—(e)

Putnam VT New Value Fund
December 31, 2005	$16.33	$.18(i)(k)		$.77	$.95	$(.14)	$—		$—
December 31, 2004	14.27	.14(i)		2.05	2.19	(.13)	—		—
December 31, 2003	10.93	.12		3.37	3.49	(.15)	—		—
December 31, 2002	13.42	.14		(2.14)	(2.00)	(.11)	(.38)		—
December 31, 2001	13.49	.14		.29	.43	(.13)	(.37)		—

Putnam VT OTC & Emerging Growth Fund
December 31, 2005	$ 5.98	$(.03)(i)(k)		$.50	$.47	$—	$—		$—
December 31, 2004	5.51	(.04)(i)		.51	.47	—	—		—
December 31, 2003	4.06	(.04)		1.49	1.45	—	—		—
December 31, 2002	5.99	(.05)		(1.88)	(1.93)	—	—		—
December 31, 2001	11.03	(.06)		(4.98)	(5.04)	—	—		—

Putnam VT Research Fund
December 31, 2005	$11.38	$.05(i)(k)		$.50	$.55	$(.09)	$—		$—
December 31, 2004	10.58	.09(i)(j)		.71	.80	—	—		—
December 31, 2003	8.47	.05		2.09	2.14	(.03)	—		—
December 31, 2002	10.94	.04		(2.46)	(2.42)	(.05)	—		—
December 31, 2001	14.28	.05		(2.72)	(2.67)	(.04)	(.63)		—

Putnam VT Small Cap Value Fund
December 31, 2005	$22.79	$.09(i)(k)		$1.39	$1.48	$(.04)	$(1.30)		$—
December 31, 2004	18.12	.05(i)		4.69	4.74	(.07)	—		—
December 31, 2003	12.16	.08		5.93	6.01	(.05)	—		—
December 31, 2002	15.03	.05		(2.75)	(2.70)	(.03)	(.14)		—
December 31, 2001	12.79	.04		2.27	2.31	—(e)	(.07)		—

Putnam VT Utilities Growth and Income Fund
December 31, 2005	$13.54	$.32(i)(k)		$.82	$1.14	$(.27)	$—		$—
December 31, 2004	11.39	.27(i)		2.14	2.41	(.26)	—		—
December 31, 2003	9.52	.26		1.99	2.25	(.38)	—		—
December 31, 2002	12.92	.32		(3.35)	(3.03)	(.37)	—		—
December 31, 2001	18.09	.33		(4.16)	(3.83)	(.49)	(.85)		—

66    P R O S P E C T U S   O F   T H E   T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.30)	$16.16	12.44	$25,306	1.18(i)	.36(i)(k)	87.42
(.07)	14.68	15.44	14,507	1.22(i)	.40(i)	145.30
(.10)	12.78	28.83*	6,703	.91(i)*	.45(i)*	117.37*

$(.0250)	$1.00	2.53	$134,800	.78(i)	2.54(i)	—
(.0066)	1.00	.66	108,012	.78(i)	.66(i)	—
(.0051)	1.00	.51	121,504.74		.51	—
(.0120)	1.00	1.20	154,358.73		1.19	—
(.0370)	1.00	3.76	154,176.67		3.51	—

$(.02)	$18.46	10.00(k)	$159,861	.91(i)	(.07)(i)(k)	56.12
—	16.80	10.31	171,305	.94(i)	.09(i)(j)	115.82
—	15.23	32.44	176,316.92		(.36)	44.22
—	11.50	(30.51)	125,829.88		(.44)	68.82
(4.42)	16.55	(30.14)	200,041.81		(.43)	72.16

$(.14)	$17.14	5.89(k)	$249,039	1.01(i)	1.09(i)(k)	55.58
(.13)	16.33	15.43	197,944	1.04(i)	.95(i)	51.50
(.15)	14.27	32.48	149,367	1.04	.99	59.50
(.49)	10.93	(15.60)	99,692	1.03	1.16	60.33
(.50)	13.42	3.32	88,543	1.01	1.10	74.80

$—	$6.45	7.86	$36,939	1.16(i)	(.54)(i)(k)	147.92
—	5.98	8.53	41,044	1.20(i)	(.81)(i)	123.52
—	5.51	35.71	43,220	1.14	(.87)	71.72
—	4.06	(32.22)	32,536	1.15	(.97)	68.02
—	5.99	(45.69)	55,209	1.07	(.86)	116.66

$(.09)	$11.84	4.92(k)	$114,612	1.04(i)	.47(i)(k)	94.51
—	11.38	7.56	126,286	1.05(i)	.82(i)(j)	106.08
(.03)	10.58	25.32	125,821	1.04	.56	116.88
(.05)	8.47	(22.20)	101,445	1.03	.41	154.60
(.67)	10.94	(18.83)	119,888.96		.46	146.42

$ (1.34)	$22.93	7.03	$552,682	1.09(i)	.40(i)(k)	42.50
(.07)	22.79	26.22	475,639	1.12(i)	.23(i)	39.27
(.05)	18.12	49.65	332,094	1.16	.53	36.14
(.17)	12.16	(18.27)	191,497	1.17	.36	51.54
(.07)	15.03	18.13	130,991	1.16	.33	36.65

$(.27)	$14.41	8.58(k)	$59,243	1.09(i)	2.28(i)(k)	37.69
(.26)	13.54	21.60	58,362	1.10(i)	2.24(i)	31.79
(.38)	11.39	24.82	48,653	1.08	2.57	38.45
(.37)	9.52	(24.09)	39,574	1.04	2.99	42.68
(1.34)	12.92	(22.28)	59,284.95		2.23	93.13

67    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB

		Investment Operations:				Less Distributions:
				Net
	Net			Realized and			From
	Asset			Unrealized		From	Net	From
	Value,	Net		Gain (Loss)	Total from	Net	Realized	Return
	Beginning	Investment		on	Investment	Investment	Gain on	of
Period ended	of Period	Income (Loss)(a)		Investments	Operations	Income	Investments	Capital

Putnam VT Vista Fund
December 31, 2005	$12.43		$(.03)(i)(k)	$ 1.54	$1.51	$ —	$—		$—
December 31, 2004	10.48		(.06)(i)	2.01	1.95	—	—		—
December 31, 2003	7.87		(.04)	2.65	2.61	—	—		—
December 31, 2002	11.34		(.05)	(3.42)	(3.47)	—	—		—
December 31, 2001	19.60		(.05)	(6.45)	(6.50)	—	(1.76)		—(e)

Putnam VT Voyager Fund
December 31, 2005	$27.20		$.02(i)(k)	$ 1.51	$1.53	$ (.18)	$—		$—
December 31, 2004	25.96		.15(i)(j)	1.15	1.30	(.06)	—		—
December 31, 2003	20.87		.04	5.14	5.18	(.09)	—		—
December 31, 2002	28.56		.06	(7.60)	(7.54)	(.15)	—		—
December 31, 2001	48.64		.13	(10.61)	(10.48)	—	(9.60)		—

68    P R O S P E C T U S   O F   T H E   T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$—	$13.94	12.15	$258,209	.99(i)	(.25)(i)(k)	71.15
—	12.43	18.61	258,884	1.04(i)	(.56)(i)	93.49
—	10.48	33.16	240,752	1.01	(.46)	90.84
—	7.87	(30.60)	189,445.99		(.53)	78.14
(1.76)	11.34	(33.50)	293,140.89		(.39)	112.81

$(.18)	$28.55	5.69(k)	$485,323	.88(i)	.08(i)(k)	119.09
(.06)	27.20	5.03	518,951	.89(i)	.60(i)(j)	48.94
(.09)	25.96	24.91	509,892.87		.19	47.37
(.15)	20.87	(26.53)	362,402.85		.26	90.52
(9.60)	28.56	(22.41)	481,526.79		.39	105.03

69    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST
Notes to Financial Highlights
December 31, 2005

* Not annualized.

** For the period May 1, 2003 (commencement of operations) to December 31, 2003.

(a) For all funds other than Putnam VT Money Market Fund, per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and for certain funds, brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(f ) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquired fund.

(h) Amount represents less than $0.0001 per share.

(i) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the following funds’ class IA and class IB shares reflect a reduction of the following amounts based on average net assets.

	12/31/05	12/31/04	12/31/03
	————–—	————–—	————–—
Putnam VT American Government Income Fund	0.17%	0.13%	—
Putnam VT Capital Appreciation Fund	0.12%	0.13%	—
Putnam VT Capital Opportunities Fund	0.24%	0.44%	0.61%
Putnam VT Discovery Growth Fund	0.29%	0.14%	—
Putnam VT Diversified Income Fund	0.03%	0.03%	—
Putnam VT Equity Income Fund	0.01%	0.03%	0.18%
Putnam VT The George Putnam Fund of Boston	0.01%	0.01%	—
Putnam VT Global Asset Allocation Fund	0.01%	0.01%	—
Putnam VT Global Equity Fund	<0.01%	<0.01%	—
Putnam VT Growth and Income Fund	<0.01%	<0.01%	—
Putnam VT Growth Opportunities Fund	0.13%	0.05%	—
Putnam VT Health Sciences Fund	<0.01%	<0.01%	—
Putnam VT High Yield Fund	0.02%	<0.01%	—
Putnam VT Income Fund	0.10%	0.04%	—
Putnam VT International Equity Fund	<0.01%	<0.01%	—
Putnam VT International Growth and Income Fund	<0.01%	<0.01%	—
Putnam VT International New Opportunities Fund	0.04%	0.01%	—
Putnam VT Investors Fund	<0.01%	<0.01%	—
Putnam VT Mid Cap Value Fund	0.02%	0.07%	0.54%
Putnam VT Money Market Fund	0.03%	0.02%	—
Putnam VT New Opportunities Fund	<0.01%	<0.01%	—
Putnam VT New Value Fund	<0.01%	<0.01%	—
Putnam VT OTC & Emerging Growth Fund	<0.01%	0.01%	—
Putnam VT Research Fund	<0.01%	<0.01%	—
Putnam VT Small Cap Value Fund	<0.01%	<0.01%	—
Putnam VT Utilities Growth and Income Fund	<0.01%	<0.01%	—
Putnam VT Vista Fund	<0.01%	<0.01%	—
Putnam VT Voyager Fund	<0.01%	<0.01%	—

(j) Net investment income (loss) per share and ratio of net investment income (loss) for the following funds’ class IA and class IB shares reflect a special dividend received by the following funds which amounted to the following amounts based on the weighted average number of shares outstanding and average net assets, respectively, for the year ended December 31, 2004.

	Net investment	Ratio of net
	income (loss)	investment
	per share	income (loss)
	——–—————–—	——–—————–—
Putnam VT Capital Appreciation Fund	$0.02	0.31%
Putnam VT Discovery Growth Fund	0.01	0.14%
Putnam VT Growth Opportunities Fund	0.03	0.58%
Putnam VT Investors Fund	0.05	0.54%
Putnam VT New Opportunities Fund	0.06	0.37%
Putnam VT Research Fund	0.04	0.34%
Putnam VT Voyager Fund	0.12	0.45%

70    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST
Notes to Financial Highlights (Continued)
December 31, 2005

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to the following amounts based on the weighted average number of shares outstanding and average net assets, respectively, for the period ended December 31, 2005.

	Fund’s	per share	% of average	per share	% of average
	distributable	amount for	net assets for	amount for	net assets for
	amount	class IA	class IA	class IB	class IB
	————–——–—	————–——–—	————–——–—	————–——–—	————–——–—
Putnam VT Capital Appreciation Fund	$ 11,448	< $0.01	0.02%	< $0.01	0.02%
Putnam VT Capital Opportunities Fund	1,393	< $0.01	0.01%	< $0.01	0.01%
Putnam VT Discovery Growth Fund	14,409	< $0.01	0.03%	< $0.01	0.03%
Putnam VT Equity Income Fund	2,022	< $0.01	< 0.01%	< $0.01	< 0.01%
Putnam VT The George Putnam Fund of Boston	89,609	< $0.01	0.01%	< $0.01	0.01%
Putnam VT Global Asset Allocation Fund	70,231	< $0.01	0.02%	< $0.01	0.02%
PutnamVT Global Equity Fund	498,461	$0.01	0.08%	$0.01	0.08%
Putnam VT Growth and Income Fund	1,390,659	$0.01	0.03%	$0.01	0.03%
Putnam VT Growth Opportunities Fund	20,289	< $0.01	0.03%	< $0.01	0.03%
Putnam VT Health Sciences Fund	74,608	< $0.01	0.02%	< $0.01	0.02%
Putnam VT International Equity Fund	24,565	< $0.01	< 0.01%	< $0.01	< 0.01%
Putnam VT International Growth and Income Fund	26,953	< $0.01	0.01%	< $0.01	0.01%
Putnam VT International New Opportunities Fund	92,105	$0.01	0.04%	$0.01	0.04%
Putnam VT Investors Fund	171,614	< $0.01	0.03%	<$0.01	0.03%
Putnam VT Mid Cap Value Fund	674	< $0.01	<0.01%	< $0.01	<0.01%
Putnam VT New Opportunities Fund	651,000	$0.01	0.04%	$0.01	0.04%
Putnam VT New Value Fund	242,461	$0.01	0.04%	$0.01	0.04%
Putnam VT OTC & Emerging Growth Fund	34,147	< $0.01	0.04%	< $0.01	0.04%
Putnam VT Research Fund	177,747	$0.01	0.08%	$0.01	0.08%
Putnam VT Small Cap Value Fund	60,481	< $0.01	0.01%	< $0.01	0.01%
Putnam VT Utilities Growth and Income Fund	202,935	$0.01	0.05%	$0.01	0.05%
Putnam VT Vista Fund	153,601	< $0.01	0.03%	< $0.01	0.03%
Putnam VT Voyager Fund	2,097,095	$0.02	0.08%	$0.02	0.08%

(l) Portfolio turnover excludes dollar roll transactions.

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For more information
about the funds of
Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346	233604	4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Income Fund Putnam VT American Government Income Fund

This prospectus explains what you should know about Putnam VT American Government Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
8	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
9	Financial highlights

Fund summary

GOAL

The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES —U.S. GOVERNMENT BONDS

We invest mainly in bonds that:

* are obligations of the U.S. government, its agencies and instrumentalities

* are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by only the credit of a federal agency or government sponsored entity, such as Fannie Mae and Freddie Mac mortgage-backed bonds and

* have intermediate to long-term maturities (three years or longer).

Under normal circumstances, we invest at least 80% of the fund’s net assets in U.S. government securities. We may invest up to 20% of net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency, or if unrated, that we determine to be of comparable quality.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. This credit risk is higher for debt that is not backed by the full faith and credit of the U.S. government.

* The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/2006 was -0.68% . During the periods shown in the bar chart, the highest return for a quarter was
5.05% (quarter ending 9/30/01) and the lowest return for a quarter was –2.82% (quarter ending 6/30/04).

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(2/1/00)

Class IA	1.65%	4.40%	5.73%
Class IB	1.35%	4.15%	5.50%
Lehman Intermediate Treasury
Bond Index
(no deduction for fees or expenses)	1.56%	4.57%	5.63%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Lehman Intermediate Treasury Bond Index, an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

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FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses < >
(expenses that are deducted from fund assets)

				Total
		Distri		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating burse-	Reim-	Net
	Fees	Fees	Expenses	Expenses	ment*	Expenses*

Class IA	0.65%	N/A	0.16%	0.81%	-0.17%	0.64%
Class IB	0.65%	0.25%	0.16%	1.06%	-0.17%	0.89%

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding (for class IB shares) 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$65	$241	$432	$ 984
Class IB	$91	$320	$567	$1,280

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam American Government Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in U.S. government bonds, although we may also invest in mortgage-backed and asset-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. U.S. government investments generally have the least credit risk but are not completely free of credit risk. U.S. government securities that are not backed by the full faith and credit of the United States, such as federal agency bonds, are subject to higher credit risk. Other bonds in which the fund may invest are subject to varying degrees of risk. These risk factors include the creditwor-thiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the underlying borrowers to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive

3   P R O S P E C T U S   O F   T H E   T R U S T

terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in zero-coupon bonds, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $20,124 in brokerage commissions during the last fiscal year, representing 0.01% of the fund’s average net assets. Of this amount, no payments were made to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class IA shares results in a “combined cost ratio” of 0.65% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

4   P R O S P E C T U S   O F   T H E   T R U S T

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	420%	310%	553%	517%	262%

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.48% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed-Income Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Kevin Cronin	2000	Putnam	Head of
		Management	Investments;
		1997 – Present	Chief Investment
Officer, Core Fixed
Income, Fixed
Income Money
Market and Tax
Exempt Fixed
Income Teams

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Rob Bloemker	2002	Putnam	Team Leader,
		Management	Mortgage and
		1999 – Present	Government
Previously,
Mortgage Specialist

Daniel Choquette	2005	Putnam	Mortgage Specialist
Management
2002 – Present

		Lehman Brothers	Fixed Income
		Prior to Sept. 2002	Derivatives Trader
Strategist

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, Kevin Cronin was also a Portfolio Leader of Putnam VT Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust, and was a Portfolio Member of Putnam VT Equity Income Fund. Rob Bloemker was also a Portfolio Member of Putnam VT Diversified Income Fund, Putnam VT Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust and Putnam U.S. Government Income Trust. Daniel Choquette was also a Portfolio Member of Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust. Kevin Cronin, Rob Bloemker and Daniel

5   P R O S P E C T U S   O F   T H E   T R U S T

Choquette may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Member Daniel Choquette joined the fund’s management team. Kevin Cronin has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — General U.S. Government Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated

6   P R O S P E C T U S   O F   T H E   T R U S T

broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

7   P R O S P E C T U S   O F   T H E   T R U S T

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate

8   P R O S P E C T U S   O F   T H E   T R U S T

accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

9   P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and				From
	Asset			Unrealized			From	Net
	Value,	Net		Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment		on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income	Investments	of Capital

Putnam VT American Government Income Fund (Class IA)
December 31, 2005	$11.75		$.41(i)		$(.22)	$.19	$(.41)	$(.03)		$—
December 31, 2004	12.08		.31(i)		.03	.34	(.49)	(.18)		—
December 31, 2003	12.34		.29		(.07)	.22	(.25)	(.23 )		—
December 31, 2002	11.62		.39		.63	1.02	(.30)	—		—
December 31, 2001	10.88		.48		.26	.74	—	— (e)		—

Putnam VT American Government Income Fund (Class IB)
December 31, 2005	$11.71		$.38(i)		$(.22)	$.16	$(.38)	$(.03)		$—
December 31, 2004	12.02		.28(i)		.04	.32	(.45)	(.18)		—
December 31, 2003	12.30		.25		(.07)	.18	(.23)	(.23)		—
December 31, 2002	11.59		.37		.62	.99	(.28)	—		—
December 31, 2001	10.87		.47		.25	.72	—	—(e)		—

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.
(b) The charges and expenses of the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset arrangements.
(e) Amount represents less than $0.01 per share.
(f ) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.
(i) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund’s class IA and IB shares for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.17% and 0.13%, respectively, based on average net assets.
(l) Portfolio turnover excludes dollar roll transactions.

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			Total			Ratio of Net
			Investment		Ratio of	Investment
			Return at	Net Assets,	Expenses	Income (Loss)
Total		Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions		End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

	$(.44)	$11.50	1.65	$107,325	.64(i)	3.56(i)	419.62(l)
	(.67)	11.75	2.85	144,320	.66(i)	2.65(i)	309.71
	(.48)	12.08	1.89	225,290.74		2.35	553.08
	(.30)	12.34	8.98	386,364.74		3.26	517.44(f )
	— (e)	11.62	6.82	136,461.77		4.23	262.05 (f )

	$(.41)	$11.46	1.35	$74,858	.89(i)	3.32(i)	419.62(l)
	(.63)	11.71	2.66	87,312	.91(i)	2.39(i)	309.71
	(.46)	12.02	1.56	107,751.99		2.09	553.08
	(.28)	12.30	8.77	164,573.99		3.13	517.44(f )
	—(e)	11.59	6.64	73,366.99		4.12	262.05(f )

11   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your finan-cial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581

Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103

www.putnam.com

File No. 811 — 05346

4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares Blend Fund Putnam VT Capital Appreciation Fund

This prospectus explains what you should know about Putnam VT Capital Appreciation Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
9	Financial highlights

Fund summary

GOAL
The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 5.82% . During the periods shown in the bar chart, the highest return for a quarter was 15.11% (quarter ending 6/30/03) and the lowest return for a quarter was –18.30% (quarter ending 9/30/01).

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(9/29/00)

Class IA	8.18%	0.90%	-1.02%
Class IB	7.88%	0.64%	-1.26%
Russell 3000 Index
(no deduction for fees or expenses)	6.12%	1.58%	-0.52%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses<>
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual	Expense
	Manage-	bution		Fund	Reim-
	ment	(12b-1)	Other	Operating	burse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.65%	N/A	0.35%	1.00%	–0.12%	0.88%
Class IB	0.65%	0.25%	0.35%	1.25%	–0.12%	1.13%

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding (for class IB shares) 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

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EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 90	$306	$541	$1,214
Class IB	$115	$385	$675	$1,505

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Capital Appreciation Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in stocks. We will consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

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Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $121,935 in brokerage commissions during the last fiscal year, representing 0.24% of the fund’s average net assets. Of this amount, $30,761, representing 0.06% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class IA shares results in a “combined cost ratio” of 1.12% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

4   P R O S P E C T U S   O F   T H E   T R U S T

	2005	2004	2003	2002	2001

Portfolio Turnover	132%	140%	144%	166%	102%

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.53% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the U.S. Core and U.S. Small- and Mid-Cap Core Teams manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the teams’ efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

James Wiess	2004	Putnam	Chief Investment
		Management	Officer, U.S.
		2000 – Present	Core Team
Previously, Senior
Portfolio Manager

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Richard Cervone	2004	Putnam	Portfolio Manager
		Management	Previously, Analyst
1998 – Present

Joseph Joseph	1999	Putnam	Chief Investment
		Management	Officer, Global Core
		1994 – Present	Small Cap Team
Previously, Director,
Global Core Small
Cap Team

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, James Wiess was also a Portfolio Leader of Putnam VT Investors Fund and Putnam Tax Smart Equity Fund. Richard Cervone was also a Portfolio Member of Putnam VT Investors Fund and Putnam Tax Smart Equity Fund. Joseph Joseph was also a Portfolio Leader of Putnam VT Capital Opportunities Fund and Putnam International Capital Opportunities Fund. James Wiess, Richard Cervone and Joseph Joseph may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, James Wiess became the fund’s Portfolio Leader and Portfolio Leader Joshua Brooks left the fund’s management team. After the fund’s fiscal year-end, Portfolio Member James Yu left the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Michael Nance (May 2002 to August 2004).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)-Multi-Cap Growth Funds. The portion of the incentive compensation pool available to

5   P R O S P E C T U S   O F   T H E   T R U S T

each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance,

6   P R O S P E C T U S   O F   T H E   T R U S T

educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.put-nam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affili-ates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about

7   P R O S P E C T U S   O F   T H E   T R U S T

the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value - such as securities of smaller companies and lower-rated bonds - it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have

8   P R O S P E C T U S   O F   T H E   T R U S T

comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date.Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

9   P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment	on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital

Putnam VT Capital Appreciation Fund (Class IA)
December 31, 2005	$8.73	$ .04(i)(k)	$ .67	$ .71	$ (.06)	$ —	$ —
December 31, 2004	7.59	.06(i)(j)	1.08	1.14	—	—	—
December 31, 2003	6.07	—(e)	1.52	1.52	—	—	—
December 31, 2002	7.82	.02	(1.75)	(1.73)	(.01)	—	(.01)
December 31, 2001	9.06	.01	(1.25)	(1.24)	—	—	—

Putnam VT Capital Appreciation Fund (Class IB)
December 31, 2005	$ 8.66	$ .01(i)(k)	$ .67	$ .68	$ (.04)	$ —	$ —
December 31, 2004	7.55	.04(i)(j)	1.07	1.11	—	—	—
December 31, 2003	6.05	(.01)	1.51	1.50	—	—	—
December 31, 2002	7.80	—(e)	(1.74)	(1.74)	(.01)	—	—(e)
December 31, 2001	9.06	(.01)	(1.25)	(1.26)	—	—	—

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.
(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.12% and 0.13%, respectively, of average net assets for class IA and class IB shares.

(j) Reflects a special dividend which amounted to $0.02 per share and 0.31% of average net assets for class IA and IB shares.

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class IA and IB shares.

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		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$ (.06)	$ 9.38	8.18	$ 28,310	.88(i)	.40(i)(k)	132.25
—	8.73	15.02	26,223	.90(i)	.75(i)(j)	139.79
—	7.59	25.04	23,316	1.06	.04	143.90
(.02)	6.07	(22.13)	13,542	1.13	.30	166.36
—	7.82	(13.69)	11,003	1.35	.13	101.98

$ (.04)	$ 9.30	7.88	$ 23,072	1.13(i)	.15(i)(k)	132.25
—	8.66	14.70	23,302	1.15(i)	.51(i)(j)	139.79
—	7.55	24.79	20,315	1.31	(.20)	143.90
(.01)	6.05	(22.35)	14,021	1.38	.05	166.36
—	7.80	(13.91)	9,784	1.57	(.13)	101.98

11   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your finan-cial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581 Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103 www.putnam.com

File No. 811-05346	4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares Blend Fund Putnam VT Capital Opportunities Fund

This prospectus explains what you should know about Putnam VT Capital Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
9	Financial highlights

Fund summary

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in small and midsized companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 11.08% . During the periods shown in the bar chart, the highest return for a quarter was 13.43% (quarter ending 12/31/04) and the lowest return for a quarter was –2.39% (quarter ending 3/31/05).

Average Annual Total Returns
(for periods ending 12/31/05)

		Since
	Past	inception
	1 year	(5/1/03)

Class IA	10.41%	22.14%
Class IB	10.16%	21.84%
Russell 2500 Index
(no deduction for fees or expenses)	8.11%	24.18%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell 2500 Index, an unmanaged index of 2500 small and midsized companies in the Russell 3000 Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses<>
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual	Expense
	Manage-	bution		Fund	Reim-
	ment	(12b-1)	Other	Operating	burse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.65%	N/A	0.51%	1.16%	-0.24%	0.92%
Class IB	0.65%	0.25%	0.51%	1.41%	-0.24%	1.17%

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding (for class IB shares) 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

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EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 94	$345	$615	$1,387
Class IB	$119	$423	$748	$1,675

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Capital Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in stocks. We will consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

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Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $73,435 in brokerage commissions during the last fiscal year, representing 0.26% of the fund’s average net assets. Of this amount, $13,843, representing 0.05% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class IA shares results in a “combined cost ratio” of 1.18% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

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	2005	2004	2003	2002	2001

Portfolio Turnover	133%	163%	163%*	—	—

*Not annualized.

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.41% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the U.S. Small- and Mid-Cap Core Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Joseph Joseph	2003	Putnam	Chief Investment
		Management	Officer, Global
		1994 – Present	Core Small

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Tinh Bui	2003	Putnam	Portfolio Manager
Management
2001 – Present

		PPM America, Inc.	Portfolio Manager
Prior to Aug. 2001

John Ferry	2004	Putnam	Portfolio Manager
		Management	Previously,
		1998 - Present	Quantitative Analyst

Gerald Moore	2003	Putnam	Senior Portfolio
		Management	Manager
		1997 – Present	Previously,
Portfolio Manager

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, Joseph Joseph was also a Portfolio Leader of Putnam International Capital Opportunities Fund, and was a Portfolio Member of Putnam VT Capital Appreciation Fund. John Ferry was also a Portfolio Member of Putnam International Capital Opportunities Fund. Tinh Bui and Gerald Moore did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Joseph Joseph, Tinh Bui, John Ferry and Gerald Moore may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. No changes in the fund’s Portfolio Leader or Portfolio Members occurred during the fiscal year ended December 31, 2005. Joseph Joseph has served as Portfolio Leader of the fund since its inception.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Mid-Cap Core Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily

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on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affili-ates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning

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needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

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The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual

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contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

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PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment	on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital

Putnam VT Capital Opportunities Fund (Class IA)
December 31, 2005	$14.44	$ .05(i)(k)	$ 1.44	$ 1.49	$ —	$ (.06)	$ —
December 31, 2004	12.74	.08(i)	2.26	2.34	(.06)	(.58)	—
December 31, 2003**	10.00	—(e)(i)	3.02	3.02	—	(.28)	—

Putnam VT Capital Opportunities Fund (Class IB)
December 31, 2005	$14.40	$ .02(i)(k)	$ 1.43	$ 1.45	$ —	$ (.06)	$ —
December 31, 2004	12.72	.05(i)	2.24	2.29	(.03)	(.58)	—
December 31, 2003**	10.00	(.03)(i)	3.03	3.00	—	(.28)	—

* Not annualized.

** For the period May 1, 2003 (commencement of operations) to December 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003 reflect a reduction of 0.24%, 0.44% and 0.61%, respectively, of average net assets for class IA and class IB shares.

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and IB shares.

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		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$ (.06)	$ 15.87	10.41	$ 18,788	.92(i)	.37(i)(k)	133.38
(.64)	14.44	18.54	13,523	.96(i)	.59(i)	163.42
(.28)	12.74	30.25*	5,972	.71(i)*	(.01)(i)*	163.05*

$ (.06)	$ 15.79	10.16	$ 15,049	1.17(i)	.11(i)(k)	133.38
(.61)	14.40	18.21	9,013	1.21(i)	.35(i)	163.42
(.28)	12.72	30.05*	4,737	.88(i)*	(.18)(i)*	163.05*

11   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your finan-cial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581 Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103 www.putnam.com

File No. 811—05346	4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares Growth Fund Putnam VT Discovery Growth Fund

This prospectus explains what you should know about Putnam VT Discovery Growth Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
10	Financial highlights

Fund summary

GOAL
The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES —
GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of two broad measures of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 8.15% . During the periods shown in the bar chart, the highest return for a quarter was 22.36% (quarter ending 12/31/01) and the lowest return for a quarter was –31.71% (quarter ending 9/30/01).

Average Annual Total Returns
(for periods ending 12/31/05)
			Since
	Past	Past	inception
	1 year	5 years	(9/29/00)

Class IA	7.57%	-5.54%	-11.06%
Class IB	7.24%	-5.78%	-11.28%
Russell Midcap Growth Index
(no deduction for fees or expenses)	12.10%	1.38%	-3.99%
Russell 2500 Growth Index
(no deduction for fees or expenses)	8.17%	2.78%	-1.71%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. The fund’s performance is also compared to the Russell 2500 Growth Index, an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses<>
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual	Expense
	Manage-	bution		Fund	Reim-
	ment	(12b-1)	Other	Operating	burse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.70%	N/A	0.47%	1.17%	-0.29%	0.88%
Class IB	0.70%	0.25%	0.47%	1.42%	-0.29%	1.13%

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<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding (for class IB shares) 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 90	$343	$615	$1,393
Class IB	$115	$421	$748	$1,681

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Discovery Growth Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in growth stocks. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing

3   P R O S P E C T U S   O F   T H E   T R U S T

(also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change any of the funds’ goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $154,222 in brokerage commissions during the last fiscal year, representing 0.34% of the fund’s average net assets. Of this amount, $43,381, representing 0.10% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class IA shares results in a “combined cost ratio” of 1.22% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

4   P R O S P E C T U S   O F   T H E   T R U S T

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	147%	107%	82%	92%	110%

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a monthly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.41% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Growth and Small and Emerging Growth Teams manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the teams’ efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Richard Weed	2004	Putnam	Senior Portfolio
		Management	Manager
2000 – Present

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Robert Ginsberg	2005	Putnam	Portfolio Manager
Management
2004 – Present

		Delaware	Portfolio Manager
Investments
Prior to Aug. 2004

Raymond Haddad 2004		Putnam	Portfolio Manager
		Management	Previously, Analyst
2000 – Present

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, Richard Weed was also a Portfolio Leader of Putnam VT OTC & Emerging Growth Fund and Putnam Small Cap Growth Fund, and was a Portfolio Member of Putnam VT New Opportunities Fund. Robert Ginsberg was also a Portfolio Leader of Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund. Raymond Haddad was also a Portfolio Member of Putnam VT OTC & Emerging Growth Fund. Richard Weed, Robert Ginsberg and Raymond Haddad may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Member Robert Ginsberg joined the fund’s management team and Portfolio Member David Santos left the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Roland Gillis (May 2002 to September 2004).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the

5   P R O S P E C T U S   O F   T H E   T R U S T

fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)-Multi-Cap Growth Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected,

6   P R O S P E C T U S   O F   T H E   T R U S T

with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer. Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a con-flict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust. Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

7   P R O S P E C T U S   O F   T H E   T R U S T

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive
short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value - such as securities of smaller companies and lower-rated bonds - it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a signifi-cant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that

8   P R O S P E C T U S   O F   T H E   T R U S T

excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

9   P R O S P E C T U S   O F   T H E   T R U S T

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

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11   P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment	on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital

Putnam VT Discovery Growth Fund (Class IA)
December 31, 2005	$ 5.02	$ —(e)(i)(k)	$ .38	$.38	$ —	$ —	$—
December 31, 2004	4.66	(.01)(i)(j)	.37	.36	—	—	—
December 31, 2003	3.52	(.02)	1.16	1.14	—	—	—
December 31, 2002	4.98	(.04)	(1.42)	(1.46)	—	—	—
December 31, 2001	7.18	(.06)	(2.14)	(2.20)	—	—	—

Putnam VT Discovery Growth Fund (Class IB)
December 31, 2005	$ 4.97	$ (.02)(i)(k)	$ .38	$ .36	$ —	$ —	$ —
December 31, 2004	4.62	(.02)(i)(j)	.37	.35	—	—	—
December 31, 2003	3.50	(.03)	1.15	1.12	—	—	—
December 31, 2002	4.97	(.05)	(1.42)	(1.47)	—	—	—
December 31, 2001	7.18	(.07)	(2.14)	(2.21)	—	—	—

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes the impact of assets received from the acquired fund.

(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.29% and 0.14%, respectively, of average net assets for class IA and class IB shares.

(j) Reflects a special dividend which amounted to $0.01 per share and 0.14% of average net assets for class IA and IB shares.

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and IB shares.

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		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$ —	$ 5.40	7.57	$ 13,287	.88(i)	(.09)(i)(k)	147.47
—	5.02	7.73	17,068	.94(i)	(.24)(i)(j)	106.52
—	4.66	32.39	19,835	1.08	(.58)	81.55
—	3.52	(29.32)	12,353	1.56	(1.11)	92.27(g)
—	4.98	(30.64)	7,558	1.62	(1.10)	109.55

$ —	$ 5.33	7.24	$ 27,155	1.13(i)	(.34)(i)(k)	147.47
—	4.97	7.58	34,186	1.19(i)	(.48)(i)(j)	106.52
—	4.62	32.00	35,091	1.33	(.83)	81.55
—	3.50	(29.58)	24,082	1.81	(1.36)	92.27(g)
—	4.97	(30.78)	13,245	1.84	(1.34)	109.55

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15   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581 Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103 www.putnam.com

File No. 811—05346	4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares Income Fund Putnam VT Diversified Income Fund

This prospectus explains what you should know about Putnam VT Diversified Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
7	Who manages the fund?
8	How to buy and sell fund shares
9	Distribution Plan
10	How does the fund price its shares?
10	Policy on excessive short-term trading
11	Fund distributions and taxes
12	Financial highlights

Fund summary

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES — MULTI-SECTOR BONDS

We invest mainly in bonds that:

* are obligations of companies and governments worldwide,

* are either investment-grade or below investment-grade and

* have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15% – 65% of the fund’s net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies.

* High yield sector: lower-rated bonds of U.S. companies.

* International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund invests significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 0.25% . During the periods shown in the bar chart, the highest return for a quarter was 7.66% (quarter ending 6/30/03) and the lowest return for a quarter was –4.94% (quarter ending 9/30/98).

Average Annual Total Returns
(for periods ending 12/31/05)
	Past	Past	Past
	1 year	5 years	10 years

Class IA	3.28%	8.46%	5.82%
Class IB	3.05%	8.17%	5.60%
Lehman Aggregate Bond Index
(no deduction for fees or expenses)	2.43%	5.87%	6.16%
Citigroup Non-US World
Government Bond Index
(no deduction for fees or expenses)	-9.20%	7.26%	4.42%
JP Morgan Global High Yield Index
(no deduction for fees or expenses)	3.07%	9.57%	7.03%

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Performance of class IB shares for the period prior to April 6, 1998 is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed income securities. The fund’s performance is also compared to the Citigroup Non-US World Government Bond Index, an unmanaged index of international investment-grade fixed-income securities. In addition, the fund’s performance is compared to the JP Morgan Global High Yield Index, an unmanaged index of global high-yield fixed-income securities.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses<>
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual	Expense
	Manage-	bution		Fund	Reim-
	ment	(12b-1)	Other	Operating	burse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.69%	N/A	0.13%	0.82%	-0.01%	0.81%
Class IB	0.69%	0.25%	0.13%	1.07%	-0.01%	1.06%

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding (for class IB shares) 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 82	$260	$453	$1,012
Class IB	$108	$339	$589	$1,307

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Diversified Income Trust in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in bonds from multiple sectors, including the U.S. and investment-grade sector, the high yield sector and the international sector. We will not invest less than 15% of the fund’s net assets in U.S. government securities. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher

3   P R O S P E C T U S   O F   T H E   T R U S T

yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 70% of the fund’s total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objectives may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others, such as federal agency bonds, are backed only by the credit of the issuer. Mortgage-backed and asset-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements.

* Foreign investments. The fund considers a foreign company to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S. Foreign investments involve certain special risks, including:

*Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

*Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

*Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and

4   P R O S P E C T U S   O F   T H E   T R U S T

financial reporting standards and practices as stringent as those in the United States.

*Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

*Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

*Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

*Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

*Lower yield: Foreign withholding taxes may reduce the proceeds from dividends or interest on, or the sale of, foreign investments.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Floating rate loans. Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as the London Inter-Bank Offer Rate (“LIBOR”) or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below investment grade in quality, most also are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not

5   P R O S P E C T U S   O F   T H E   T R U S T

be able to take advantage of potential gains from increases in the credit quality of the issuer.

Although the market for the types of floating rate loans in which the fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $35,040 in brokerage commissions during the last fiscal year, representing 0.01% of the fund’s average net assets. Of this amount, no monies were paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class IA shares results in a “combined cost ratio” of 0.82% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	115%	79%	104%	176%	139%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

6   P R O S P E C T U S   O F   T H E   T R U S T

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract and the sub-management contract described below is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.66% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

* Investment management teams. Putnam Management’s and PIL’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed-Income and Core Fixed-Income High-Yield Teams manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the teams’ efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

D. William Kohli	1994	Putnam	Director of Core
		Management	Fixed Income

1994 – Present

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Rob Bloemker	2005	Putnam	Team Leader,
		Management	Mortgage and
		1999 – Present	Government
Previously,

Jeffrey Kaufman	2005	Putnam	Team Leader,
		Management	Emerging Markets
		1998 – Present	Previously, Director
of Emerging
Market Debt

Paul Scanlon	2005	Putnam	Team Leader, U.S.
		Management	High Yield
		1999 – Present	Previously, Portfolio
Manager; Analyst

David Waldman	1998	Putnam	Director of
		Management	Fixed Income
		1997 – Present	Quantitative
Research

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, D. William Kohli was also a Portfolio Leader of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, and was a Portfolio Member of Putnam Global Income Trust. Rob Bloemker was also a Portfolio Member of Putnam VT American Government Income Fund, Putnam VT Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust and Putnam U.S. Government Income Trust. Jeffrey Kaufman was also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. Paul Scanlon was also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam VT High Yield Fund, Putnam High Yield Advantage Fund, and Putnam Managed High Yield Trust, and was a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. David Waldman was also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon and David Waldman may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

7   P R O S P E C T U S   O F   T H E   T R U S T

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Members Rob Bloemker, Jeffrey Kaufman and Paul Scanlon joined the fund’s management team, and Portfolio Member Stephen Peacher left the fund’s management team. D. William Kohli has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — General Bond Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Members as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create

8   P R O S P E C T U S   O F   T H E   T R U S T

an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a con-flict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

9   P R O S P E C T U S   O F   T H E   T R U S T

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value, which may differ from recent market prices.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at

10    P R O S P E C T U S   O F   T H E   T R U S T

desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet

11   P R O S P E C T U S   O F   T H E   T R U S T

such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

12   P R O S P E C T U S   O F   T H E   T R U S T

THIS   PAGE   INTENTIONALLY   LEFT   BLANK

13   P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and
	Asset		Unrealized		From
	Value,	Net	Gain (Loss)	Total from	Net
	Beginning	Investment	on	Investment	Investment
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income

Putnam VT Diversified Income Fund (Class IA)
December 31, 2005	$ 9.27	$ .44(i)	$ (.16)	$ .28	$ (.69)
December 31, 2004	9.32	.51(i)	.33	.84	(.89)
December 31, 2003	8.55	.63	.97	1.60	(.83)
December 31, 2002	8.81	.71	(.20)	.51	(.77)
December 31, 2001	9.15	.78	(.44)	.34	(.68)

Putnam VT Diversified Income Fund (Class IB)
December 31, 2005	$ 9.17	$ .41(i)	$ (.15)	$ .26	$ (.67)
December 31, 2004	9.24	.48(i)	.32	.80	(.87)
December 31, 2003	8.49	.60	.96	1.56	(.81)
December 31, 2002	8.75	.68	(.18)	.50	(.76)
December 31, 2001	9.11	.76	(.45)	.31	(.67)

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements.

(f ) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.03% and 0.03%, respectively, of average net assets for class IA and class IB shares.

(l) Portfolio turnover excludes dollar roll transactions.

14   P R O S P E C T U S   O F   T H E   T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

(.69)	$ 8.86	3.28	$ 348,430	.79(i)	4.96(i)	115.07(l)
(.89)	9.27	9.58	409,381	.80(i)	5.68(i)	79.07
(.83)	9.32	20.27	449,121.82		7.16	104.06
(.77)	8.55	6.20	440,845.82		8.45	176.17(f )
(.68)	8.81	3.82	491,673.79		8.83	139.13(f )

(.67)	$ 8.76	3.05	$ 160,295	1.04(i)	4.70(i)	115.07(l)
(.87)	9.17	9.20	149,586	1.05(i)	5.41(i)	79.07
(.81)	9.24	19.91	141,644	1.07	6.86	104.06
(.76)	8.49	6.03	102,982	1.07	8.20	176.17(f )
(.67)	8.75	3.51	92,828	1.01	8.58	139.13(f )

15   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581 Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103 www.putnam.com

File No. 811—05346	234254 4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Value Fund Putnam VT Equity Income Fund

This prospectus explains what you should know about Putnam VT Equity Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
9	Financial highlights

Fund summary

GOAL The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and capital growth. Under normal circumstances, we invest at least 80% of the fund’s net assets in common stocks and other equity investments that offer potential for current income. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 4.14% . During the periods shown in the bar chart, the highest return for a quarter was 9.72% (quarter ending 12/31/04) and the lowest return for a quarter was –0.40% (quarter ending 9/30/04).

Average Annual Total Returns
(for periods ending 12/31/05)

		Since
	Past	inception
	1 year	(5/1/03)

Class IA	5.71%	14.69%
Class IB	5.43%	14.38%
Russell 1000 Value Index
(no deduction for fees or expenses)	7.05%	18.34%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell 1000 Value Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses <>
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual	Expense
	Manage-	bution		Fund	Reim-
	ment	(12b-1)	Other	Operating	burse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.65%	N/A	0.17%	0.82%	-0.01%	0.81%
Class IB	0.65%	0.25%	0.17%	1.07%	-0.01%	1.06%

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of the funds underlying variable insurance products viewed by
Lipper Inc. as having the same investment classification or objective as the fund.
The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding
(for class IB shares) 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

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EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 83	$261	$455	$1,015
Class IB	$108	$340	$590	$1,311

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Equity Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in value stocks that offer the potential for current income and may also offer the potential for capital growth. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of

3   P R O S P E C T U S   O F   T H E   T R U S T

investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and fixed-income securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $196,372 in brokerage commissions during the last fiscal year, representing 0.12% of the fund’s average net assets. Of this amount, $58,373, representing 0.03% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class IA shares results in a “combined cost ratio” of 0.93% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	59%	89%	113%*	—	—

* Not annualized

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the

4   P R O S P E C T U S   O F   T H E   T R U S T

fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a monthly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.64% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of Large-Cap Value and Core Fixed-Income Teams manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the teams’ efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Bartlett Geer	2003	Putnam	Senior Portfolio
		Management	Manager
2000 – Present

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Kevin Cronin	2003	Putnam	Head of
		Management	Investments; Chief
		1997 – Present	Investment Officer,
Core Fixed Income,
Fixed Income
Money Market and
Tax Exempt Fixed
Income Teams

Austin Kairnes	2006	Putnam	Portfolio Manager
Management
2006 – Present

		Independence	Director of
		Investments	Quantitative
		Prior to	Strategies
		March 2006	Previously,
Quantitative Equity
Analyst /
Portfolio Manager

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, Bartlett Geer did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. Kevin Cronin was also a Portfolio Leader of Putnam VT American Government Income Fund, Putnam VT Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust. Austin Kairnes did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. Bartlett Geer, Kevin Cronin and Austin Kairnes may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. No changes in the fund’s Portfolio Leader or Portfolio Members occurred during the fiscal year ended December 31, 2005. After the fund’s fiscal year-end, Portfolio Member Austin Kairnes joined the fund’s management team and Portfolio Member Jeanne Mockard left the fund’s management team. Bartlett Geer has served as Portfolio Leader of the fund since its inception.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)—Equity Income Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management

5   P R O S P E C T U S   O F   T H E   T R U S T

retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affili-ates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

6   P R O S P E C T U S   O F   T H E   T R U S T

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign

7   P R O S P E C T U S   O F   T H E   T R U S T

markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

8   P R O S P E C T U S   O F   T H E   T R U S T

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

9   P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:				Less Distributions:
			Net
	Net		Realized and				From
	Asset		Unrealized			From	Net
	Value,	Net	Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment	on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments		Operations	Income	Investments	of Capital

Putnam VT Equity Income Fund (Class IA)
December 31, 2005	$13.54	$.22(i)(k)		$.53	$.75	$(.15)	$(.18)		$—
December 31, 2004	12.09	.22(i)		1.25	1.47	—	(.02)		—
December 31, 2003**	10.00	.10(i)		2.06	2.16	(.05)	(.02)		—

Putnam VT Equity Income Fund (Class IB)
December 31, 2005	$13.49	$.19(i)(k)		$.52	$.71	$(.13)	$(.18)		$—
December 31, 2004	12.08	.19(i)		1.24	1.43	—	(.02)		—
December 31, 2003**	10.00	.09(i)		2.05	2.14	(.04)	(.02)		—

* Not annualized.
** For the period May 1, 2003 (commencement of operations) to December 31, 2003.
(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) The charges and expenses of the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset and brokerage service arrangements .
(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime
Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005,
December 31, 2004 and December 31, 2003 reflect a reduction of 0.01%, 0.03% and 0.18%, respectively, of average net assets for class IA and class IB shares .
(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class IA and IB shares .

10 P R O S P E C T U S O F T H E T R U S T

			Total			Ratio of Net
			Investment		Ratio of	Investment
			Return at	Net Assets,	Expenses	Income (Loss)
Total		Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions		End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

	$(.33)	$13.96	5.71	$106,970	.81(i)	1.64(i)(k)	59.47
	(.02)	13.54	12.14	80,093	.83(i)	1.75(i)	89.30
	(.07)	12.09	21.57*	39,133	.71(i)*	.93(i)*	113.49*

	$(.31)	$13.89	5.43	$82,356	1.06(i)	1.40(i)(k)	59.47
	(.02)	13.49	11.82	55,764	1.08(i)	1.51(i)	89.30
	(.06)	12.08	21.39*	22,804	.88(i)*	.76(i)*	113.49*

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For more information about the funds of Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581

Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346

4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Value Fund Putnam VT The George Putnam Fund of Boston

This prospectus explains what you should know about Putnam VT The George Putnam Fund of Boston, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
6	Who manages the fund?
7	How to buy and sell fund shares
8	Distribution Plan
8	How does the fund price its shares?
9	Policy on excessive short-term trading
10	Fund distributions and taxes
11	Financial highlights

Fund summary

GOAL

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS AND BONDS

We invest mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate to long-term maturities (three years or longer). We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of two broad measures of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 2.24% . During the periods shown in the bar chart, the highest return for a quarter was 11.73%
(quarter ending 6/30/03) and the lowest return for a quarter was –10.60% (quarter ending 9/30/02).

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(4/30/98)

Class IA	4.22%	4.09%	4.36%
Class IB	3.91%	3.82%	4.15%
S&P 500/Citigroup Value Index
(no deduction for fees or expenses)	8.71%	4.86%	4.34%
George Putnam Blended Index
(no deduction for fees or expenses)	6.31%	5.68%	5.43%
Lehman Aggregate Bond Index
(no deduction for fees or expenses)	2.43%	5.87%	6.04%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the S&P 500/Citigroup Value Index, an unmanaged index of capitalization-weighted stocks chosen for their value orientation. The fund’s performance was previously compared to the S&P

2   P R O S P E C T U S   O F   T H E   T R U S T

500/Barra Value Index, an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation. S&P has replaced this index, which it will cease calculating, with the S&P 500/Citigroup Value Index. Performance for all prior periods reflects the new index criteria. The fund’s performance is also compared to the George Putnam Blended Index, an unmanaged index administered by Putnam Management, 60% of which is the S&P 500/Citigroup Value Index and 40% of which is the Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.62%	N/A	0.11%	0.73%
Class IB	0.62%	0.25%	0.11%	0.98%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 74	$233	$405	$ 904
Class IB	$100	$312	$541	$1,202

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to The George Putnam Fund of Boston in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in bonds and value stocks. Under normal market conditions, we invest at least 25% of the fund’s total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities. We will consider, among other factors, a company’s finan-cial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and

3   P R O S P E C T U S   O F   T H E   T R U S T

economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investments during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest in non-investment-grade investments. However, we will not invest in securities rated lower than B or its equivalent by each rating agency rating the investment, or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as “junk bonds.” This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Mortgage-backed investments. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinanc-ing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to other debt, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make it diffi-cult to buy or sell them. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for

4   P R O S P E C T U S   O F   T H E   T R U S T

a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks and convertible securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $527,526 in  brokerage commissions during the last fiscal year, representing 0.07% of the fund’s average net assets. Of this amount, $121,655, representing 0.02% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 0.80% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio turnover	140%	148%	144%	128%	335%

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information

5   P R O S P E C T U S   O F   T H E   T R U S T

may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the funds?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.61% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Value, Core Fixed-Income and Global Asset Allocation Teams manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the teams’ efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Jeanne Mockard	2000	Putnam	Senior
		Management	Portfolio Manager
1985 – Present

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Geoffrey Kelley	2006	Putnam	Portfolio Manager
		Management	Previously,
		1994 – Present	Quantitative
Portfolio Specialist

Jeffrey Knight	2001	Putnam	Chief Investment
		Management	Officer, Global
		1993 – Present	Asset Allocation
Team

Raman Srivastava	2004	Putnam	Portfolio Manager
		Management	Previously, Portfolio
		1999– Present	Construction
Specialist,
Quantitative Analyst

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, Jeanne Mockard and Geoffrey Kelley did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. Jeffrey Knight was also a Portfolio Leader of Putnam VT Global Asset Allocation Fund, Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam Income Strategies Fund and Putnam RetirementReady® Funds. Raman Srivastava was also a Portfolio Member of Putnam VT Income Fund. Jeanne Mockard, Geoffrey Kelley, Jeffrey Knight and Raman Srivastava may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Member Michael Abata joined the fund’s management team. After the fund’s fiscal year-end, Portfolio Member Geoffrey Kelley joined the fund’s management team and Portfolio Members Michael Abata and Kevin Cronin left the fund’s management team. Jeanne Mockard has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and

6   P R O S P E C T U S   O F   T H E   T R U S T

superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Balanced Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer

7   P R O S P E C T U S   O F   T H E   T R U S T

on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended.

8   P R O S P E C T U S  O F   T H E   T R U S T

It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. If events materially affecting the values of the fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign

9   P R O S P E C T U S   O F   T H E   T R U S T

securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees.  Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date.

Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

10   P R O S P E C T U S   O F   T H E   T R U S T

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

11   P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:				Less Distributions:
			Net
	Net		Realized and				From
	Asset		Unrealized			From	Net
	Value,	Net	Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment	on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments		Operations	Income	Investments	of Capital

Putnam VT The George Putnam Fund of Boston (Class IA)
December 31, 2005	$11.61	$ .28(i)(k)		$.20	$.48	$(.26)	$—		$—
December 31, 2004	10.93	.24(i)		.67	.91	(.23)	—		—
December 31, 2003	9.58	.23		1.38	1.61	(.26)	—		—
December 31, 2002	10.73	.28		(1.17)	(.89)	(.26)	—		—
December 31, 2001	10.96	.31		(.24)	.07	(.30)	—		—

Putnam VT The George Putnam Fund of Boston (Class IB)
December 31, 2005	$11.55	$ .25(i)(k)		$.19	$.44	$(.23)	$—		$—
December 31, 2004	10.88	.21(i)		.67	.88	(.21)	—		—
December 31, 2003	9.54	.20		1.38	1.58	(.24)	—		—
December 31, 2002	10.69	.26		(1.17)	(.91)	(.24)	—		—
December 31, 2001	10.94	.29		(.25)	.04	(.29)	—		—

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.
(b) The charges and expenses of the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through brokerage service and expense offset arrangements.
(f ) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.
(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime
Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005 and December, 31 2004 reflect a reduction of 0.01% of average net assets for class IA and class IB shares.
(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than
$0.01 per share and 0.01% of average net assets for class IA and class IB shares.

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			Total			Ratio of Net
			Investment		Ratio of	Investment
			Return at	Net Assets,	Expenses	Income (Loss)
Total		Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions		End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

	$(.26)	$11.83	4.22	$382,326	.72(i)	2.44(i)(k)	139.50
	(.23)	11.61	8.48	444,637	.72(i)	2.15(i)	148.39
	(.26)	10.93	17.35	463,270.73		2.27	144.47
	(.26)	9.58	(8.57)	416,550.75		2.83	128.14(f )
	(.30)	10.73	0.74	387,517.76		2.92	334.64(f )

	$(.23)	$11.76	3.91	$301,779	.97(i)	2.18(i)(k)	139.50
	(.21)	11.55	8.21	294,298	.97(i)	1.90(i)	148.39
	(.24)	10.88	17.04	254,106.98		2.00	144.47
	(.24)	9.54	(8.75)	178,710	1.00	2.58	128.14(f )
	(.29)	10.69	0.46	156,821.98		2.69	334.64(f )

13 P R O S P E C T U S O F T H E T R U S T

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15   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your finan-cial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581

Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103

www.putnam.com

File No. 811-05346

234255 4/06

Prospectus
April 30, 2006

Putnam Variable Trust
Class IA and IB Shares

Asset Allocation Fund

Putnam VT Global Asset Allocation Fund

This prospectus explains what you should know about Putnam VT Global Asset Allocation Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
7	Who manages the fund?
8	How to buy and sell fund shares
9	Distribution Plan
9	How does the fund price its shares?
10	Policy on excessive short-term trading
11	Fund distributions and taxes
12	Financial highlights

Fund summary

GOAL

The fund seeks a high level of long term total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES — ASSET ALLOCATION

We invest in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. We may invest in securities in the following four investment categories, which we believe represent large, well-differentiated classes of securities with distinctive investment characteristics:

* U.S. Equities: This sector will invest primarily in growth and value stocks of U.S. companies. Growth stocks are issued by companies whose earnings we believe are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those we believe are currently undervalued compared to their true worth. If we are correct and other investors recognize the value of the company, the price of the stock may rise.

* International Equities: This sector will invest primarily in growth and value stocks principally traded in foreign securities markets.

* U.S. Fixed-income: This sector will invest primarily in fixed-income securities of U.S. companies or the U.S. government, its agencies or instrumentalities, mortgage-backed and asset-backed securities, convertible securities and preferred stock.

* International Fixed-income: This sector will invest primarily in fixed-income securities denominated in foreign currencies and issued by non-U.S. companies, foreign governmental issuers or supranational agencies.

The allocation of fund assets assigned to each investment category will be reevaluated at least quarterly based on an assessment of the relative market opportunities and risks of each investment category, taking into account various economic and market factors. The fund may from time to time invest in all or any one of the investment categories as we may consider appropriate in response to changing market conditions. We expect that under normal market conditions the fund will invest a majority of its assets in equity securities. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally highest for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

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Year-to-date performance through 3/31/06 was 3.93% . During the periods shown in the bar chart, the highest return for a quarter was 14.51% (quarter ending 12/31/98) and the lowest return for a quarter was –12.39% (quarter ending 9/30/02).

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	7.20%	2.80%	6.73%
Class IB	6.97%	2.63%	6.60%
Russell 3000 Index
(no deduction for fees or expenses)	6.12%	1.58%	9.20%
Putnam Balanced
Blended Benchmark
(no deduction for fees or expenses)	5.47%	4.11%	8.04%

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance is compared to the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe. The fund’s performance is also compared to the Putnam Balanced Blended Benchmark, a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index (an unmanaged index of U.S. investment-grade fixed-income securities), 10% the Morgan Stanley Capital International (MSCI) EAFE Index (an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia) and 5% the JP Morgan Developed High Yield Index (an unmanaged index of high-yield fixed-income securities issued in developed countries).

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.70%	N/A	0.21%	0.91%
Class IB	0.70%	0.25%	0.21%	1.16%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 93	$291	$505	$1,122
Class IB	$118	$369	$640	$1,415

What are the fund’s main
investment strategies and
related risks?

We generally manage the fund in a style similar to Putnam Asset Allocation: Balanced Portfolio in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company,

3    P R O S P E C T U S   O F   T H E   T R U S T

such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund’s total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as “junk bonds.” This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt

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instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

*Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

*Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

*Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

*Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

*Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

*Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

*Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

*Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency

5    P R O S P E C T U S   O F   T H E   T R U S T

devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substi tute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, asset-backed securities and investments in bank loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $474,284 in brokerage commissions during the last fiscal year, representing 0.12% of the fund’s average net assets. Of this amount, $53,081, representing 0.01% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 1.03% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

6    P R O S P E C T U S   O F   T H E   T R U S T

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	145%	157%	155%	105%	188%

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.69% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Asset Allocation Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Jeffrey Knight	2002	Putnam	Chief Investment
		Management	Officer, Global
		1993 – Present	Asset Allocation
Team

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Robert Kea	2002	Putnam	Portfolio Manager
		Management	Previously,
		1989 – Present	Quantitative Analyst

Robert Schoen	2002	Putnam	Portfolio Manager
		Management	Previously,
		1997 – Present	Quantitative Analyst

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, Jeffrey Knight was also a Portfolio Leader of Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam Income Strategies Fund and Putnam RetirementReady® Funds, and was a Portfolio Member of Putnam VT The George Putnam Fund of Boston. Robert Kea and Robert Schoen were also Portfolio Members of Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio and Putnam RetirementReady® Funds. Jeffrey Knight, Robert Kea and Robert Schoen may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Member Bruce MacDonald left the fund’s management team. Jeffrey Knight has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper

7    P R O S P E C T U S   O F   T H E   T R U S T

Inc., VP (Underlying Funds)-Global Flexible Portfolio Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average

8    P R O S P E C T U S   O F   T H E   T R U S T

assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales rep resentatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchas es or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substi tuted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price
its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at

9    P R O S P E C T U S   O F   T H E   T R U S T

fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment. If events materially affecting the values of the fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value.

Policy on excessive
short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by

10    P R O S P E C T U S   O F   T H E   T R U S T

using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

11    P R O S P E C T U S   O F   T H E   T R U S T

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the funds’ recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the funds’ financial statements are included in the funds’ annual report to shareholders, which is available upon request.

12    P R O S P E C T U S   O F   T H E   T R U S T

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13    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:				Less Distributions:
			Net
	Net		Realized and				From
	Asset		Unrealized			From	Net
	Value,	Net	Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment	on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments		Operations	Income	Investments	of Capital

Putnam VT Global Asset Allocation Fund (Class IA)
December 31, 2005	$14.22	$ .30(i)(k)		$.71	$1.01	$(.20)	$—		$—
December 31, 2004	13.43	.24(i)		.98	1.22	(.43)	—		—
December 31, 2003	11.51	.23		2.19	2.42	(.50)	—		—
December 31, 2002	13.37	.26		(1.87)	(1.61)	(.25)	—		—
December 31, 2001	16.66	.36		(1.78)	(1.42)	(.18)	(1.69)		—

Putnam VT Global Asset Allocation Fund (Class IB)
December 31, 2005	$14.25	$ .26(i)(k)		$.72	$.98	$(.17)	$—		$—
December 31, 2004	13.45	.20(i)		1.00	1.20	(.40)	—		—
December 31, 2003	11.51	.20		2.21	2.41	(.47)	—		—
December 31, 2002	13.37	.23		(1.86)	(1.63)	(.23)	—		—
December 31, 2001	16.67	.32		(1.77)	(1.45)	(.16)	(1.69)		—

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.
(b) The charges and expenses at the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset and brokerage service arrangements.
(f ) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.
(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and class IB shares for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.01% based on average net assets.
(k) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class IA and class IB shares.
(l) Portfolio turnover excludes dollar roll transactions.

14    P R O S P E C T U S   O F   T H E   T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.20)	$15.03	7.20	$330,872	.90(i)	2.06(i)(k)	144.67(l)
(.43)	14.22	9.26	371,882	.93(i)	1.76(i)	156.86
(.50)	13.43	22.04	417,713.95		1.92	155.21
(.25)	11.51	(12.30)	423,653.91		2.10	105.04
(1.87)	13.37	(8.42)	611,233.84		2.54	187.96(f )

$(.17)	$15.06	6.97	$66,485	1.15(i)	1.80(i)(k)	144.67(l)
(.40)	14.25	9.11	47,886	1.18(i)	1.51(i)	156.86
(.47)	13.45	21.90	32,588	1.20	1.63	155.21
(.23)	11.51	(12.46)	21,758	1.16	1.87	105.04
(1.85)	13.37	(8.58)	24,735	1.06	2.29	187.96(f )

15    P R O S P E C T U S   O F   T H E   T R U S T

For more information
about the funds of
Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to share-
holders include additional information about the funds. The
SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s
most recent annual report to the funds’ shareholders, are
incorporated by reference into this prospectus, which means
they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam
fund, or make shareholder inquiries, by contacting your finan-
cial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds,
including the Trust’s SAI, at the Securities and Exchange
Commission’s Public Reference Room in Washington, D.C.
You may call the Commission at 1-202-942-8090 for informa-
tion about the operation of the Public Reference Room. You
may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at
http://www.sec.gov. You may get copies of this information,
with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing
the Commission’s Public Reference Section, Washington, D.C.
20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnam.com

File No. 811-05346

4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Blend Fund Putnam VT Global Equity Fund

This prospectus explains what you should know about Putnam VT Global Equity Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
7	How to buy and sell fund shares
8	Distribution Plan
8	How does the fund price its shares?
8	Policy on excessive short-term trading
10	Fund distributions and taxes
10	Financial highlights

Fund summary

GOAL The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GLOBAL STOCKS

We invest mainly in common stocks of companies worldwide that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

*  The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

*  The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 8.16% . During the periods shown in the bar chart, the highest return for a quarter was 48.01% (quarter ending 12/31/99) and the lowest return for a quarter was –25.07% (quarter ending 3/31/01).

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	9.09%	-2.49%	5.93%
Class IB	8.78%	-2.72%	5.72%
MSCI World Index
(no deduction for fees or expenses)	9.49%	2.18%	7.04%

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of equity securities from developed countries.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
		bution		Fund
	Manage-	(12b-1)	Other	Operating
	ment Fees	Fees	Expenses	Expenses
Class IA	0.78%	N/A	0.14%	0.92%

Class IB	0.78%	0.25%	0.14%	1.17%

2   P R O S P E C T U S   O F   T H E   T R U S T

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 94	$294	$511	$1,135
Class IB	$120	$373	$645	$1,428

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Global Equity Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in stocks issued by companies worldwide. We will consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

*  Foreign investments. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

3   P R O S P E C T U S   O F   T H E   T R U S T

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

*  Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes, including as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

*  Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

*  Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

*   Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

*  Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,191,448 in brokerage commissions during the last fiscal year, representing 0.19% of the fund’s average net assets. Of this amount, $302,995, representing 0.05% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and

4   P R O S P E C T U S   O F   T H E   T R U S T

expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 1.11% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	76%	77%	88%	173%	186%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

*  Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract and the sub-management contract described below is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.78% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

* Investment management team. Putnam Management’s and PIL’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Core Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

5   P R O S P E C T U S   O F   T H E   T R U S T

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Shigeki Makino	2002	Putnam	Chief Investment
		Management	Officer, Global
		2000 – Present	Core Team

Previously, Senior
Portfolio Manager

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Mark Bogar	2002	Putnam	Portfolio Manager
		Management	Previously, Analyst
1998 – Present

David Gerber	2003	Putnam	Portfolio Manager
		Management	Previously, Portfolio
		1996 – Present	Construction
Specialist;
Senior Portfolio

Bradford Greenleaf	2004	Putnam	Portfolio Manager
Management
2004 – Present

		Independence	Director of
		Investments	International
		Prior to Oct. 2003	Equities

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, Shigeki Makino, David Gerber and Bradford Greenleaf did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Mark Bogar was also a Portfolio Member of Putnam VT Research Fund. Shigeki Makino, Mark Bogar, David Gerber and Bradford Greenleaf may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Member Joshua Brooks left the fund’s management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Paul Warren (May 2002 to January 2004).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Global Core Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

*  Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action

6   P R O S P E C T U S   O F   T H E   T R U S T

lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer. Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of

7   P R O S P E C T U S   O F   T H E   T R U S T

shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which the fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

*  Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not

8   P R O S P E C T U S   O F   T H E   T R U S T

have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying  contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

*  Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

9   P R O S P E C T U S   O F   T H E   T R U S T

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

10   P R O S P E C T U S   O F   T H E   T R U S T

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11   P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:		Less Distributions:
			Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized
	Beginning	Investment	on	Investment	Investment	Gain on
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments

Putnam VT Global Equity Fund (Class IA)
December 31, 2005	$10.32	$.11(i)(k)	$.82	$.93	$(.11)	$ —
December 31, 2004	9.26	.10(i)	1.17	1.27	(.21)	—
December 31, 2003	7.25	.09	2.02	2.11	(.10)	—
December 31, 2002	9.34	.07	(2.13)	(2.06)	(.03)	—
December 31, 2001	18.10	.02	(5.17)	(5.15)	—	(3.61)

Putnam VT Global Equity Fund (Class IB)
December 31, 2005	$10.24	$.09(i)(k)	$.80	$.89	$(.08)	$ —
December 31, 2004	9.19	.08(i)	1.16	1.24	(.19)	—
December 31, 2003	7.19	.07	2.01	2.08	(.08)	—
December 31, 2002	9.27	.05	(2.12)	(2.07)	(.01)	—
December 31, 2001	18.02	—(e)	(5.14)	(5.14)	—	(3.61)

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01%, respectively, of average net assets for class IA and class IB shares.

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to $0.01 per share and 0.08% of average net assets for class IA and class IB shares.

12   P R O S P E C T U S   O F    T H E   T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.11)	$11.14	9.09(k)	$535,688	.92(i)	1.08(i)(k)	75.73
(.21)	10.32	13.94	608,379	.94(i)	1.10(i)	77.03
(.10)	9.26	29.54	670,764.92		1.21	88.32
(.03)	7.25	(22.16)	659,264.89		.92	173.27
(3.61)	9.34	(29.66)	1,139,131.82		.20	186.11

$(.08)	$ 11.05	8.78(k)	$71,310	1.17(i)	.82(i)(k)	75.73
(.19)	10.24	13.68	75,503	1.19(i)	.86(i)	77.03
(.08)	9.19	29.23	74,972	1.17	.95	88.32
(.01)	7.19	(22.39)	65,834	1.14	.69	173.27
(3.61)	9.27	(29.76)	92,817	1.04	(.02)	186.11

13   P R O S P E C T U S   O F   T H E   T R U S T

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15   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581 Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103

www.putnam.com
File No. 811—05346	234263 4/06

Prospectus
April 30, 2006

Putnam Variable Trust
Class IA and IB Shares

Value Fund

Putnam VT Growth and Income Fund

This prospectus explains what you should know about Putnam VT Growth and Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
9	Financial highlights

Fund summary

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 3.96% . During the periods shown in the bar chart, the highest return for a quarter was 18.29% (quarter ending 6/30/03) and the lowest return for a quarter was –18.56% (quarter ending 9/30/02).

Average Annual Total Returns

(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	5.50%	2.71%	8.17%
Class IB	5.23%	2.46%	7.97%
S&P 500/Citigroup Value Index
(no deduction for fees or expenses)	8.71%	4.86%	9.43%

Performance of class IB shares for the period prior to April 6, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance is compared to the S&P 500/Citigroup Value Index, an unmanaged index of capitalization-weighted stocks chosen for their value orientation. The fund’s performance was previously compared to the S&P 500/Barra Value Index, an unmanaged index of large-cap stocks chosen for their value orientation. S&P has replaced this index, which it will cease calculating, with the S&P 500/Citigroup Value Index. Performance for all prior periods reflects the new index criteria.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
		bution		Fund
	Management	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.49%	N/A	0.05%	0.54%
Class IB	0.49%	0.25%	0.05%	0.79%

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EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$55	$172	$301	$675
Class IB	$80	$252	$438	$977

What are the fund’s main
investment strategies and
related risks?

We generally manage the fund in a style similar to The Putnam Fund for Growth and Income in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in value stocks that offer the potential for current income. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

3    P R O S P E C T U S   O F   T H E   T R U S T

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $5,968,131 in brokerage commissions during the last fiscal year, representing 0.12% of the fund’s average net assets. Of this amount, $1,592,887, representing 0.03% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 0.66% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	56%	29%	33%	36%	33%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

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Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.49% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of Large-Cap Value Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Hugh H. Mullin	1996	Putnam	Senior Portfolio
		Management	Manager
1986 – Present

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Joshua Brooks	2005	Putnam Deputy	Head of
		Management	Investments; Chief
		2003– Present	Investment Officer,
Large Cap Equities
Previously, Chief
Investment Officer,
U.S. Core and Core
Equities Teams;
Director, Global
Equity Research
		Delaware	Chief Investment
		Investments	Officer, Value
		Prior to April 2003	Investing

David King	1993	Putnam	Senior Portfolio
		Management	Manager
1983– Present

Christopher Miller	2000	Putnam	Senior Portfolio
		Management	Manager
		1998– Present	Previously, Portfolio
Manager

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, Hugh Mullin and Christopher Miller did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Joshua Brooks was also a Portfolio Leader of Putnam VT Research Fund. David King was also a Portfolio Leader of Putnam VT New Value Fund, Putnam Convertible Income-Growth Trust and Putnam High Income Securities Fund. Hugh Mullin, Joshua Brooks, David King and Christopher Miller may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Member Joshua Brooks joined the fund’s management team. Hugh Mullin has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Large-Cap Value Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader

5     P R O S P E C T U S   O F   T H E   T R U S T

or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell
fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI

6    P R O S P E C T U S   O F   T H E   T R U S T

about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price
its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities

7    P R O S P E C T U S   O F   T H E   T R U S T

markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive
short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a signifi-cant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate

8    P R O S P E C T U S   O F   T H E   T R U S T

accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

9    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized
	Beginning	Investment	on	Investment	Investment	Gain on
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments

Putnam VT Growth and Income Fund (Class IA)
December 31, 2005	$25.59	$.41(i)(k)	$.97	$1.38	$(.46)	$—
December 31, 2004	23.39	.40(i)	2.22	2.62	(.42)	—
December 31, 2003	18.75	.37	4.69	5.06	(.42)	—
December 31, 2002	23.56	.36	(4.69)	(4.33)	(.36)	(.12)
December 31, 2001	25.85	.35	(1.94)	(1.59)	(.41)	(.29)

Putnam VT Growth and Income Fund (Class IB)
December 31, 2005	$25.44	$.35(i)(k)	$.95	$1.30	$(.39)	$—
December 31, 2004	23.26	.34(i)	2.21	2.55	(.37)	—
December 31, 2003	18.64	.32	4.67	4.99	(.37)	—
December 31, 2002	23.44	.31	(4.67)	(4.36)	(.32)	(.12)
December 31, 2001	25.76	.29	(1.93)	(1.64)	(.39)	(.29)

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) The charges and expenses at the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset and brokerage service arrangements.
(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01%, respectively, of average net assets for class IA and class IB shares .
(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to
$0.01 per share and 0.03% of average net assets for class IA and class IB shares.

10    P R O S P E C T U S   O F   T H E   T R U S T

			Total			Ratio of Net
			Investment		Ratio of	Investment
			Return at	Net Assets,	Expenses	Income (Loss)
Total		Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions		End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

	$(.46)	$26.51	5.50(k)	$ 3,688,393	.54(i)	1.61(i)(k)	56.46
	(.42)	25.59	11.37	4,504,542	.54(i)	1.70(i)	29.21
	(.42)	23.39	27.69	4,947,556.53		1.85	32.55
	(.48)	18.75	(18.79)	4,729,161.52		1.71	36.01
	(.70)	23.56	(6.16)	7,216,388.51		1.42	32.75

	$(.39)	$26.35	5.23(k)	$ 811,652	.79(i)	1.37(i)(k)	56.46
	(.37)	25.44	11.11	871,478	.79(i)	1.45(i)	29.21
	(.37)	23.26	27.38	828,558.78		1.60	32.55
	(.44)	18.64	(18.99)	612,170.77		1.47	36.01
	(.68)	23.44	(6.39)	709,842.73		1.22	32.75

11    P R O S P E C T U S   O F   T H E   T R U S T

For more information
about the funds of
Putnam Variable Trust
The Trust’s SAI and annual and semi-annual reports to share-
holders include additional information about the funds. The
SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s
most recent annual report to the funds’ shareholders, are
incorporated by reference into this prospectus, which means
they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and invest-
ment strategies that significantly affected the funds’
performance during the funds’ last fiscal year. You may
get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries,
by contacting your financial advisor, by visiting Putnam’s
website at www.putnam.com, or by calling Putnam toll-free
at 1-800-225-1581.

You may review and copy information about the funds,
including the Trust’s SAI, at the Securities and Exchange
Commission’s Public Reference Room in Washington, D.C.
You may call the Commission at 1-202-942-8090 for informa-
tion about the operation of the Public Reference Room. You
may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at
http://www.sec.gov. You may get copies of this information,
with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing
the Commission’s Public Reference Section, Washington, D.C.
20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346

234265 4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares Growth Fund Putnam VT Growth Opportunities Fund

This prospectus explains what you should know about Putnam VT Growth Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
10	Financial highlights

Fund summary

GOAL
The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 2.79% . During the periods shown in the bar chart, the highest return for a quarter was 13.22% (quarter ending 12/31/01) and the lowest return for a quarter was –27.56% (quarter ending 3/31/01).

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(2/1/00)

Class IA	4.34%	-8.76%	-11.26%
Class IB	4.11%	-9.00%	-11.48%
S&P 500 Index
(no deduction for fees or expenses)	4.91%	0.54%	-0.28%
Russell 1000 Growth Index
(no deduction for fees or expenses)	5.26%	-3.58%	-6.35%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the S&P 500 Index, an unmanaged index of common stock performance. The fund’s performance is also compared to the Russell 1000 Growth Index, an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses<>
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual	Expense
	Manage-	bution		Fund	Reim-
	ment	(12b-1)	Other	Operating	burse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.70%	N/A	0.29%	0.99%	-0.12%	0.87%
Class IB	0.70%	0.25%	0.29%	1.24%	-0.12%	1.12%

2   P R O S P E C T U S   O F   T H E   T R U S T

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding (for class IB shares) 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 88	$303	$535	$1,203
Class IB	$114	$381	$669	$1,494

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Growth Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in growth stocks. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $139,576 in brokerage commissions during the last fiscal year, representing 0.23% of the fund’s average net assets. Of this amount, $29,622, representing 0.05% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class IA shares results in a “combined cost ratio” of 1.10% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	155%	57%	59%	63%	83%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

4   P R O S P E C T U S   O F   T H E   T R U S T

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.58% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Growth Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leaders coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leaders	Fund	Employer	Past Five Years

Robert Ginsberg	2005	Putnam	Portfolio Manager
Management
2004 – Present

		Delaware	Portfolio Manager
Investments
Prior to Aug. 2004

Kelly Morgan	2005	Putnam	Chief Investment
		Management	Officer, Large Cap
		1996 – Present	Growth Team
Previously, Director,
Global Equity
Research Team;
Associate Director,
Global Equity
Research Team;
Director, Global
Growth Team

* Other funds managed by the Portfolio Leaders. As of March 31, 2006, Robert Ginsberg was also a Portfolio Leader of Putnam VT Voyager Fund, and was a Portfolio Member of Putnam VT Discovery Growth Fund. Kelly Morgan was also a Portfolio Leader of Putnam VT Research Fund and Putnam VT Voyager Fund. Robert Ginsberg and Kelly Morgan may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leaders and Portfolio Member. During the fiscal year ended December 31, 2005, Portfolio Leaders Robert Ginsberg and Kelly Morgan and Portfolio Member Saba Malak joined the fund’s management team, and Portfolio Leader Brian O’Toole and Portfolio Member David Santos left the fund’s management team. After the fund’s fiscal year-end, Portfolio Member Saba Malak left the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Jeffrey Lindsey (May 2002 to June 2002).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the

5   P R O S P E C T U S   O F   T H E   T R U S T

fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Large-Cap Growth Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leaders or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected,

6   P R O S P E C T U S   O F   T H E   T R U S T

with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a con-flict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

7   P R O S P E C T U S   O F   T H E   T R U S T

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance

8   P R O S P E C T U S   O F   T H E   T R U S T

company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

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Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

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PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment	on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital

Putnam VT Growth Opportunities Fund (Class IA)
December 31, 2005	$4.72	$ .02(i)(k)	$ .18	$ .20	$ (.04)	$ —	$ —
December 31, 2004	4.63	.03(i)(j)	.07	.10	(.01)	—	—
December 31, 2003	3.75	.01	.87	.88	—	—	—
December 31, 2002	5.31	—(e)	(1.56)	(1.56)	—	—	—
December 31, 2001	7.80	(.01)	(2.48)	(2.49)	—	—	—

Putnam VT Growth Opportunities Fund (Class IB)
December 31, 2005	$ 4.67	$ .01(i)(k)	$ .18	$ .19	$ (.03)	$ —	$ —
December 31, 2004	4.59	.02(i)(j)	.06	.08	—	—	—
December 31, 2003	3.73	—(e)	.86	.86	—	—	—
December 31, 2002	5.29	(.01)	(1.55)	(1.56)	—	—	—
December 31, 2001	7.79	(.02)	(2.48)	(2.50)	—	—	—

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund’s class IA and class IB shares for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.13% and 0.05%, respectively, based on average net assets.

(j) Reflects a special dividend which amounted to $0.03 per share and 0.58% of average net assets.

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and class IB shares.

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		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$ (.04)	$ 4.88	4.34	$ 24,764	.87(i)	.36(i)(k)	154.79
(.01)	4.72	2.08	31,196	.90(i)	.76(i)(j)	57.02
—	4.63	23.47	38,470.96		.17	59.00
—	3.75	(29.38)	32,235.96		.03	63.30
—	5.31	(31.92)	55,646.85		(.19)	83.13

$ (.03)	$ 4.83	4.11	$ 32,082	1.12(i)	.11(i)(k)	154.79
—	4.67	1.74	36,059	1.15(i)	.55(i)(j)	57.02
—	4.59	23.06	37,906	1.21	(.08)	59.00
—	3.73	(29.49)	31,065	1.21	(.21)	63.30
—	5.29	(32.09)	44,521	1.07	(.39)	83.13

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For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581 Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103 www.putnam.com

File No. 811—05346	234264 4/06

Prospectus
April 30, 2006

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Health Sciences Fund

This prospectus explains what you should know about Putnam VT Health Sciences Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

 Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS

2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

3 What are the fund’s main investment strategies and related risks?

5 Who manages the fund?

6 How to buy and sell fund shares

7 Distribution Plan

8 How does the fund price its shares?

8 Policy on excessive short-term trading

9 Fund distributions and taxes

10 Financial highlights

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of companies in the health sciences industries. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies we think have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. We invest mainly in midsized and large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund’s vulnerability to factors affecting a single group of industries. This risk is signifi-cantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer companies than a “diversified” fund. The fund’s ability to invest in fewer issuers increases the fund’s vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of two broad measures of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 0.88% . During the periods shown in the bar chart, the highest return for a quarter was 14.57% (quarter ending 3/31/00) and the lowest return for a quarter was –22.55% (quarter ending 3/31/01).

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(4/30/98)

Class IA	13.50%	-1.46%	4.09%
Class IB	13.20%	-1.70%	3.89%
S&P 500 Index
(no deduction for fees or expenses)	4.91%	0.54%	3.09%
Goldman Sachs Healthcare Index
(no deduction for fees or expenses)	12.11%	0.39%	6.66%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the S&P 500 Index, an unmanaged index of common stock performance. The fund’s performance is also compared to the Goldman Sachs Healthcare Index, an unmanaged index of common stock performance within the health-care sector.

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FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
				Annual
				Fund
	Management	Distribution	Other	Operating
	Fees	(12b-1) Fees	Expenses	Expenses

Class IA	0.70%	N/A	0.11%	0.81%
Class IB	0.70%	0.25%	0.11%	1.06%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 83	$258	$449	$1,001
Class IB	$108	$337	$584	$1,296

What are the fund’s main
investment strategies and
related risks?

We generally manage the fund in a style similar to Putnam Health Sciences Trust in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in stocks of companies in the health sciences industries. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Industry focus. We invest mainly in companies that provide health care services, applied research and development, pharmaceutical products, and medical equipment and supplies, and companies that we believe will grow as a result of their products, patents or other market advantages in the health sciences industries. Events that affect the health sciences industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of such events include technological advances that make existing products and services obsolete and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care

3    P R O S P E C T U S   O F   T H E   T R U S T

arrangements, may be more likely to adversely affect the fund than if the fund were more widely diversified.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $194,452 in brokerage commissions during the last fiscal year, representing 0.06% of the fund’s average net assets. Of this amount, $36,809, representing 0.01% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total

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return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 0.87% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	31%	48%	64%	74%	53%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.70% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Equity Research Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leaders coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leaders	Fund	Employer	Past Five Years

Sheba Alexander	2005	Putnam	Analyst and Sector
		Management	Team Leader,
		2001 – Present	Global Equity
Research Team
Previously, Analyst

Kelsey Chen	2005	Putnam	Analyst and Sector
		Management	Team Leader,
		2000 – Present	Global Equity
Research Team
Previously, Analyst

* Other funds managed by the Portfolio Leaders. As of March 31, 2006, the fund’s Portfolio Leaders did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Sheba Alexander and Kelsey Chen may, however, manage retail mutual fund couterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leaders. During the fiscal year ended December 31, 2005, Portfolio Leaders Sheba Alexander and Kelsey Chen joined the fund’s management team. From March 2004 through January 2005, the fund was managed by the Global Equity Research Team without any designated Portfolio Leaders or Portfolio Members. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Terry Norchi (May

5    P R O S P E C T U S   O F   T H E   T R U S T

2002; October 2002 to February 2004) and Kelly Morgan (June 2002 to September 2002).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Specialty/Miscellaneous Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leaders, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges  connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell
fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management

6    P R O S P E C T U S   O F   T H E   T R U S T

and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affili-ates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

7    P R O S P E C T U S   O F   T H E   T R U S T

How does the fund price
its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive
short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by

8    P R O S P E C T U S   O F   T H E   T R U S T

using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date.

Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts

9    P R O S P E C T U S   O F   T H E   T R U S T

and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account. The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

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11    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:				Less Distributions:
				Net
	Net			Realized and			From
	Asset			Unrealized		From	Net
	Value,	Net		Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment		on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)		Investments	Operations	Income	Investments	of Capital

Putnam VT Health Sciences Fund (Class IA)
December 31, 2005	$11.80		$.05(i)(k)	$ 1.54	$ 1.59	$(.04)	$—		$—
December 31, 2004	11.04		.04(i)	.76	.80	(.04)	—		—
December 31, 2003	9.37		.07	1.68	1.75	(.08)	—		—
December 31, 2002	11.75		.04	(2.41)	(2.37)	(.01)	—		—
December 31, 2001	14.61		.01	(2.86)	(2.85)	(.01)	—		—

Putnam VT Health Sciences Fund (Class IB)
December 31, 2005	$11.73		$.02(i)(k)	$ 1.53	$ 1.55	$(.01)	$—		$—
December 31, 2004	10.97		.01(i)	.77	.78	(.02)	—		—
December 31, 2003	9.32		.02	1.69	1.71	(.06)	—		—
December 31, 2002	11.70		.01	(2.39)	(2.38)	—	—		—
December 31, 2001	14.58		(.02)	(2.86)	(2.88)	—	—		—

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.
(b) The charges and expenses of the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset and brokerage services arrangements.
(i) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01%, respectively, of average net assets for class IA and IB shares.
(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class IA and class IB shares.

12    P R O S P E C T U S   O F   T H E   T R U S T

			Total			Ratio of Net
			Investment		Ratio of	Investment
			Return at	Net Assets,	Expenses	Income (Loss)
Total		Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions		End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

	$(.04)	$13.35	13.50	$160,324	.81(i)	.43(i)(k)	30.98
	(.04)	11.80	7.30	171,982	.85(i)	.39(i)	47.82
	(.08)	11.04	18.80	200,054.84		.39	63.66
	(.01)	9.37	(20.21)	212,783.83		.39	74.33
	(.01)	11.75	(19.53)	342,488.79		.09	53.20

	$(.01)	$13.27	13.20	$189,476	1.06(i)	.17(i)(k)	30.98
	(.02)	11.73	7.12	162,097	1.10(i)	.13(i)	47.82
	(.06)	10.97	18.39	161,036	1.09	.11	63.66
	—	9.32	(20.34)	119,828	1.08	.13	74.33
	—	11.70	(19.75)	128,067	1.01	(.13)	53.20

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15    P R O S P E C T U S   O F   T H E   T R U S T

For more information
about the funds of
Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to share-
holders include additional information about the funds. The
SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporat-
ed by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’
last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make
shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling
Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, includ-
ing the Trust’s SAI, at the Securities and Exchange
Commission’s Public Reference Room in Washington, D.C.
You may call the Commission at 1-202-942-8090 for informa-
tion about the operation of the Public Reference Room. You
may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at
http://www.sec.gov. You may get copies of this information,
with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing
the Commission’s Public Reference Section, Washington, D.C.
20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346

234266 4/06

Prospectus
April 30, 2006

Putnam Variable Trust
Class IA and IB Shares

Income Fund

Putnam VT High Yield Fund

This prospectus explains what you should know about Putnam VT High Yield Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
7	How to buy and sell fund shares
8	Distribution Plan
8	How does the fund price its shares?
8	Policy on excessive short-term trading
10	Fund distributions and taxes
10	Financial highlights

Fund summary

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES — LOWER-RATED BONDS

We invest mainly in bonds that:

*are obligations of U.S. companies

*are below investment-grade in quality and

*have intermediate to long-term maturities (three years or longer).

Under normal circumstances, we invest at least 80% of the fund’s net assets in securities rated below investment-grade.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund invests significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 2.27% . During the periods shown in the bar chart, the highest return for a quarter was 9.47% (quarter ending 6/30/03) and the lowest return for a quarter was –9.95% (quarter ending 9/30/98).

Average Annual Total Returns
(for periods ending 12/31/05)
	Past	Past	Past
	1 year	5 years	10 years

Class IA	3.47%	8.52%	5.89%
Class IB	3.10%	8.21%	5.69%
JP Morgan Developed
High Yield Index
(no deduction for fees or expenses)	2.62%	9.42%	6.91%
JP Morgan Global High Yield Index
(no deduction for fees or expenses)	3.07%	9.57%	7.03%

Performance of class IB shares for the period prior to April 30, 1998 for the fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance is compared to the JP Morgan Developed High Yield Index, an unmanaged index designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market of developed markets. The fund’s performance was previously compared to the JP Morgan Global High Yield Index, an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. This index was replaced by the JP Morgan Developed High Yield Index, which is more representative of the types of securities generally held by the fund.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

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Annual Fund Operating Expenses <>
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual	Expense
	Manage-	bution		Fund	Reim-
	ment	(12b-1)	Other	Operating	burse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.68%	N/A	0.10%	0.78%	-0.01%	0.77%
Class IB	0.68%	0.25%	0.10%	1.03%	-0.01%	1.02%

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of the funds underlying variable insurance products viewed by
Lipper Inc. as having the same investment classification or objective as the fund
The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding
(for class IB shares) 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 79	$249	$434	$ 969
Class IB	$104	$328	$569	$1,265

What are the fund’s main
investment strategies and
related risks?

We generally manage the fund in a style similar to Putnam High Yield Trust in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

 Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in lower-rated bonds. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We may invest up to 15% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value.

3    P R O S P E C T U S   O F   T H E   T R U S T

Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Foreign investments. We may invest in securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Illiquid investments. We may invest up to 15% of the fund’s assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund’s illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in equity securities and assignments of and participations in fixed and floating rate loans, which may be subject to other risks as described in the Trust’s statement of additional information (SAI).

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

4    P R O S P E C T U S   O F   T H E   T R U S T

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid no brokerage commissions during the last fiscal year. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	43%	50%	75%	68%	82%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract and the sub-management contract described below is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.66% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

* Investment management team. Putnam Management’s and PIL’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed-Income High-Yield Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

5    P R O S P E C T U S   O F   T H E   T R U S T

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Paul Scanlon	2002	Putnam	Team Leader,
		Management	U.S. High Yield
		1999 – Present	Previously, Portfolio
Manager; Analyst

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Norman Boucher	2005	Putnam	Portfolio Manager
	(also	Investments	Previously,
	served from	Limited	Trader; Analyst
	2002 - 2004)	1998 - Present

Robert Salvin	2005	Putnam	Portfolio Manager
		Management	Previously, Analyst;
		2000 - Present	Equity Capital
Market Specialist

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, Paul Scanlon was also a Portfolio Leader of Putnam High Yield Advantage Fund, Putnam Floating Rate Income Fund and Putnam Managed High Yield Trust, and was a Portfolio Member of Putnam VT Diversified Income Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. Norman Boucher was also a Portfolio Member of Putnam High Yield Advantage Fund. Robert Salvin was also a Portfolio Leader of Putnam High Income Securities Fund, and was a Portfolio Member of Putnam High Yield Advantage Fund and Putnam Managed High Yield Trust. Paul Scanlon, Norman Boucher and Robert Salvin may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Paul Scanlon became the fund’s Portfolio Leader, Portfolio Members Norman Boucher, Geoffrey Kelley and Robert Salvin joined the fund’s management team, and Portfolio Leader Stephen Peacher and Portfolio Member Rosemary Thomsen left the fund’s management team. After the fund’s fiscal year-end, Portfolio Member Geoffrey Kelley left the fund’s management team.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — High Current Yield Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

6    P R O S P E C T U S   O F   T H E   T R U S T

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policy-owners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such con-flicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if

7    P R O S P E C T U S   O F   T H E   T R U S T

such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price
its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value, which may differ from recent market prices.

Policy on excessive
short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio

8    P R O S P E C T U S   O F   T H E   T R U S T

transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a signifi-cant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for  the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are

9    P R O S P E C T U S   O F   T H E   T R U S T

subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax  consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account. The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

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11    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and				From
	Asset			Unrealized			From	Net
	Value,	Net		Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment		on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income	Investments	of Capital

Putnam VT High Yield Fund (Class IA)
December 31, 2005	$ 8.10		$.56(i)		$(.31)	$.25	$ (.67)	$—		$—
December 31, 2004	7.97		.58(i)		.24	.82	(.69)	—		—
December 31, 2003	7.08		.65		1.07	1.72	(.83)	—		—
December 31, 2002	8.08		.76		(.78)	(.02)	(.98)	—		—
December 31, 2001	8.98		.91		(.55)	.36	(1.26)	—		—

Putnam VT High Yield Fund (Class IB)
December 31, 2005	$ 8.05		$.53(i)		$(.31)	$.22	$ (.65)	$—		$—
December 31, 2004	7.94		.55(i)		.23	.78	(.67)	—		—
December 31, 2003	7.05		.62		1.09	1.71	(.82)	—		—
December 31, 2002	8.06		.74		(.78)	(.04)	(.97)	—		—
December 31, 2001	8.97		.88		(.54)	.34	(1.25)	—		—

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.
(b) The charges and expenses of the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset arrangements.
(i) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime
Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended
December 31, 2005 and December 31, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class IA shares and class IB shares.

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		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.67)	$7.68	3.47	$460,707	.76(i)	7.27(i)	43.21
(.69)	8.10	10.99	525,899	.78(i)	7.47(i)	50.44
(.83)	7.97	26.68	594,299.78		8.86	75.01
(.98)	7.08	(0.52)	526,885.78		10.55	68.41
(1.26)	8.08	4.00	647,505.76		10.99	81.97

$(.65)	$7.62	3.10	$170,165	1.01(i)	7.02(i)	43.21
(.67)	8.05	10.54	175,106	1.03(i)	7.18(i)	50.44
(.82)	7.94	26.54	159,069	1.03	8.44	75.01
(.97)	7.05	(0.85)	79,036	1.03	10.38	68.41
(1.25)	8.06	3.78	64,972.98		10.71	81.97

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15    P R O S P E C T U S   O F   T H E   T R U S T

For more information
about the funds of
Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to share-
holders include additional information about the funds. The
SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s
most recent annual report to the funds’ shareholders, are
incorporated by reference into this prospectus, which means
they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam
fund, or make shareholder inquiries, by contacting your finan-
cial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.
You may review and copy information about the funds,
including the Trust’s SAI, at the Securities and Exchange
Commission’s Public Reference Room in Washington, D.C.
You may call the Commission at 1-202-942-8090 for informa-
tion about the operation of the Public Reference Room. You
may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at
http://www.sec.gov. You may get copies of this information,
with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing
the Commission’s Public Reference Section, Washington, D.C.
20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346

4/06

Prospectus
April 30, 2006

Putnam Variable Trust
Class IA and IB Shares

Income Fund

Putnam VT Income Fund

This prospectus explains what you should know about Putnam VT Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
6	Who manages the fund?
7	How to buy and sell fund shares
8	Distribution Plan
9	How does the fund price its shares?
9	Policy on excessive short-term trading
10	Fund distributions and taxes
11	Financial highlights

Fund summary

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES — BONDS

We invest mainly in bonds that:

* are obligations of companies and governments worldwide denominated in U.S. dollars

* are either investment-grade or below investment-grade and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund may invest significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was –0.46% . During the periods shown in the bar chart, the highest return for a quarter was 4.01% (quarter ending 9/30/01) and the lowest return for a quarter was –3.17% (quarter ending 3/31/96).

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	2.60%	5.51%	5.23%
Class IB	2.36%	5.26%	5.04%
Lehman Aggregate Bond Index
(no deduction for fees or expenses)	2.43%	5.87%	6.16%

Performance of class IB shares for the period prior to April 30, 1998 for the fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities.

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FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses < >
(expenses that are deducted from fund assets)

				Total
		Distri		Annual	Expense
	Manage-	bution		Fund	Reim-
	ment	(12b-1)	Other	Operating	burse-	Net
	Fees	Fees	Expenses	Expenses	ment*	Expenses

Class IA	0.61%	N/A	0.10%	0.71%	-0.07%	0.64%
Class IB	0.61%	0.25%	0.10%	0.96%	-0.07%	0.89%

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding (for class IB shares) 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$65	$220	$389	$ 877
Class IB	$90	$299	$524	$1,176

What are the fund’s main
investment strategies and
related risks?

We generally manage the fund in a style similar to Putnam Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in bonds, including both government and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in securities rated below investment grade. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as “junk bonds.” This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those

3    P R O S P E C T U S   O F   T H E   T R U S T

investments will usually be more volatile and are likely to fall. A default or expected default could also make it diffi-cult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objectives may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others, such as federal agency bonds, are backed only by the credit of the issuer. Mortgage-backed and asset-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements.

* Foreign investments. We may invest in U.S. dollar-denominated fixed-income securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in

4    P R O S P E C T U S   O F   T H E  T R U S T

a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $58,022 in brokerage commissions during the last fiscal year, representing 0.01% of the fund’s average net assets. Of this amount, no monies were paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class IA shares results in a “combined cost ratio” of 0.65% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	336%	402%	287%	400%	251%

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately

5    P R O S P E C T U S   O F   T H E   T R U S T

15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.51% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed-Income Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Kevin M. Cronin	2002	Putnam	Head of
		Management	Investments;
		1997 – Present	Chief Investment
Officer, Core Fixed
Income, Fixed
Income Money
Market and Tax
Exempt Fixed
Income Teams

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Rob Bloemker	2002	Putnam	Team Leader,
		Management	Mortgage and
		1999 – Present	Government
Previously,
Mortgage Specialist

Kevin Murphy	2005	Putnam	Team Leader,
		Management	High Grade Credit
		1999 – Present	and Core Fixed
Income Teams
Previously,
Investment
Strategist

Raman Srivastava	2005	Putnam	Portfolio Manager
		Management	Previously, Portfolio
		1999 - Present	Construction
Specialist;
Quantitative Analyst

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, Kevin Cronin was also a Portfolio Leader of Putnam VT American Government Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust, and was a Portfolio Member of Putnam VT Equity Income Fund. Rob Bloemker was also a Portfolio Member of Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust and Putnam U.S. Government Income Trust. Raman Srivastava was also a Portfolio Member of Putnam VT The George Putnam Fund of Boston. Kevin Cronin, Rob Bloemker, Kevin Murphy and Raman Srivastava may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Members Kevin Murphy and Raman Srivastava joined the fund’s management team.

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Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include James Prusko (May 2002 to June 2002).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Corporate Debt Funds A Rated. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell
fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or

7    P R O S P E C T U S   O F   T H E   T R U S T

other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service

8    P R O S P E C T U S   O F   T H E   T R U S T

agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price
its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

Policy on excessive
short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a signifi-cant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term

9    P R O S P E C T U S   O F   T H E   T R U S T

trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

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Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

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PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and				From
	Asset			Unrealized			From	Net
	Value,	Net		Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment		on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income	Investments	of Capital

Putnam VT Income Fund (Class IA)
December 31, 2005	$12.96		$.52(i)		$(.20)	$.32	$(.45)	$(.14)		$—
December 31, 2004	12.91		.38(i)		.22	.60	(.55)	—		—
December 31, 2003	12.95		.46		.13	.59	(.63)	—		—
December 31, 2002	12.65		.64		.33	.97	(.67)	—		—
December 31, 2001	12.61		.70		.21	.91	(.87)	—		—

Putnam VT Income Fund (Class IB)
December 31, 2005	$12.88		$.48(i)		$(.20)	$.28	$(.41)	$(.14)		$—
December 31, 2004	12.84		.34(i)		.22	.56	(.52)	—		—
December 31, 2003	12.89		.42		.13	.55	(.60)	—		—
December 31, 2002	12.60		.60		.35	.95	(.66)	—		—
December 31, 2001	12.58		.65		.23	.88	(.86)	—		—

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.
(b) The charges and expenses of the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset arrangements.
(f ) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.
(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime
Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended
December 31, 2005 and December 31, 2004 reflect a reduction of 0.10% and 0.04% of average net assets for class IA and IB shares.
(l) Portfolio turnover excludes dollar roll transactions.

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			Total			Ratio of Net
			Investment		Ratio of	Investment
			Return at	Net Assets,	Expenses	Income (Loss)
Total		Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions		End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

	$(.59)	$12.69	2.60	$530,341	.61(i)	4.06(i)	336.25(l)
	(.55)	12.96	4.72	637,568	.66(i)	3.01(i)	401.71
	(.63)	12.91	4.70	765,119.68		3.61	287.19
	(.67)	12.95	8.09	919,294.68		5.10	399.61(f )
	(.87)	12.65	7.53	879,911.68		5.60	250.79(f )

	$(.55)	$12.61	2.36	$292,152	.86(i)	3.81(i)	336.25(l)
	(.52)	12.88	4.43	278,617	.91(i)	2.71(i)	401.71
	(.60)	12.84	4.43	262,067.93		3.29	287.19
	(.66)	12.89	7.89	215,874.93		4.79	399.61(f )
	(.86)	12.60	7.30	144,380.90		5.26	250.79(f )

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For more information
about the funds of
Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to share-
holders include additional information about the funds. The
SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s
most recent annual report to the funds’ shareholders, are
incorporated by reference into this prospectus, which means
they are part of this prospectus for legal purposes. The
Trust’s annual report discusses the market conditions and
investment strategies that significantly affected the funds’
performance during the funds’ last fiscal year. You may get
free copies of these materials, request other information
about any Putnam fund, or make shareholder inquiries,
by contacting your financial advisor, by visiting Putnam’s
website at www.putnam.com, or by calling Putnam
toll-free at 1-800-225-1581.

You may review and copy information about the funds,
including the Trust’s SAI, at the Securities and Exchange
Commission’s Public Reference Room in Washington, D.C.
You may call the Commission at 1-202-942-8090 for informa-
tion about the operation of the Public Reference Room. You
may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at
http://www.sec.gov. You may get copies of this information,
with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing
the Commission’s Public Reference Section, Washington, D.C.
20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346

4/06

Prospectus

April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Blend Fund Putnam VT International Equity Fund

This prospectus explains what you should know about Putnam VT International Equity Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
7	How to buy and sell fund shares
8	Distribution Plan
8	How does the fund price its shares?
9	Policy on excessive short-term trading
10	Fund distributions and taxes
10	Financial highlights

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES —
INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 9.81% . During the periods shown in the bar chart, the highest return for a quarter was 35.46% (quarter ending 12/31/99) and the lowest return for a quarter was –20.81% (quarter ending 9/30/02).

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(1/2/97)

Class IA	12.46%	2.08%	9.25%
Class IB	12.20%	1.83%	9.04%
MSCI EAFE Index
(no deduction for fees or expenses)	13.54%	4.55%	5.81%

Performance of class IB shares for the period prior to April 30, 1998 for the fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from developed countries in Western Europe, the Far East and Australasia.

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FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
		bution		Fund
	Management	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.75%	N/A	0.18%	0.93%
Class IB	0.75%	0.25%	0.18%	1.18%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 95	$297	$516	$1,146
Class IB	$121	$376	$650	$1,439

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International Equity Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in stocks issued by companies outside the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company’s securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

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* Foreign investments. Foreign investments involve certain special risks, including:

*Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

*Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

*Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

*Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

*Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

*Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

*Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes, including as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment

4    P R O S P E C T U S   O F   T H E   T R U S T

strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $2,469,143 in brokerage commissions during the last fiscal year, representing 0.26% of the fund’s average net assets. Of this amount, $1,017,562, representing 0.11% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 1.19% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	86%	63%	71%	53%	70%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract and the sub-management contract described below is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.75% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

5    P R O S P E C T U S   O F   T H E   T R U S T

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

* Investment management team. Putnam Management’s and PIL’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the International Core Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leaders coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leaders	Fund	Employer	Past Five Years

Joshua Byrne	2000	Putnam	Co-Chief Investment
		Management	Officer, International
		1992 – Present	Core Team
Previously, Senior
Portfolio Manager;
Portfolio Manager

Simon Davis	2000	Putnam	Co-Chief Investment
		Investments	Officer, International
		Limited	Core Team
		2000 – Present	Previously, Director,
International Equity
Team; Senior
Portfolio Manager;
Portfolio Manager

* Other funds managed by the Portfolio Leaders. As of March 31, 2006, Joshua Byrne was also a Portfolio Member of Putnam Europe Equity Fund. Simon Davis did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. Joshua Byrne and Simon Davis may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leaders and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Members Stephen Oler and George Stairs left the fund’s management team. After the fund’s fiscal year-end, Portfolio Member Mark Pollard left the fund’s management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Omid Kamshad (May 2002 to October 2003).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — International Core Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leaders, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges

6    P R O S P E C T U S   O F   T H E   T R U S T

connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell
fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

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The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price
its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which the fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. As noted above, the value determined for an investment using the funds fair value pricing procedures may differ from recent market prices for the investment.

8    P R O S P E C T U S   O F   T H E   T R U S T

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a signifi-cant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures

9    P R O S P E C T U S   O F   T H E   T R U S T

applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

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11    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:				Less Distributions:
			Net
	Net		Realized and				From
	Asset		Unrealized			From	Net
	Value,	Net	Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment	on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments		Operations	Income	Investments	of Capital

Putnam VT International Equity Fund(Class IA)
December 31, 2005	$14.80	$ .20(i)(k)		$1.61	$1.81	$(.25)	$—		$—
December 31, 2004	12.91	.16(i)		1.95	2.11	(.22)	—		—
December 31, 2003	10.14	.16		2.73	2.89	(.12)	—		—
December 31, 2002	12.42	.13		(2.29)	(2.16)	(.12)	—		—
December 31, 2001	17.72	.13		(3.62)	(3.49)	(.06)	(1.75)		—

Putnam VT International Equity Fund (Class IB)
December 31, 2005	$14.71	$ .16(i)(k)		$1.61	$1.77	$(.22)	$—		$—
December 31, 2004	12.85	.12(i)		1.94	2.06	(.20)	—		—
December 31, 2003	10.09	.13		2.73	2.86	(.10)	—		—
December 31, 2002	12.36	.10		(2.28)	(2.18)	(.09)	—		—
December 31, 2001	17.67	.09		(3.61)	(3.52)	(.04)	(1.75)		—

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(g) Portfolio turnover excludes the impact of assets received from the acquired fund.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01%, respectively, of average net assets for class IA and IB shares.

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class IA shares and class IB shares for the year ended December 31, 2005.

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		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.25)	$16.36	12.46	$377,816	.93(i)	1.37(i)(k)	86.02
(.22)	14.80	16.58	427,548	.94(i)	1.21(i)	62.84
(.12)	12.91	28.91	444,329.94		1.50	71.14
(.12)	10.14	(17.60)	430,607.99		1.17	53.20(g)
(1.81)	12.42	(20.41)	521,192.94		.93	69.81

$(.22)	$16.26	12.20	$621,897	1.18(i)	1.06(i)(k)	86.02
(.20)	14.71	16.19	558,206	1.19(i)	.95(i)	62.84
(.10)	12.85	28.65	510,055	1.19	1.15	71.14
(.09)	10.09	(17.75)	308,970	1.24	.91	53.20(g)
(1.79)	12.36	(20.61)	252,647	1.16	.66	69.81

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15    P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581

Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346	4/06

Prospectus

April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Value Fund Putnam VT International Growth and Income Fund

This prospectus explains what you should know about Putnam VT International Growth and Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information,
and Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
7	How to buy and sell fund shares
8	Distribution Plan
8	How does the fund price its shares?
8	Policy on excessive short-term trading
10	Fund distributions and taxes
10	Financial highlights

Fund summary

GOAL

The fund seeks capital growth. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES —
INTERNATIONAL VALUE STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 9.66% . During the periods shown in the bar chart, the highest return for a quarter was 18.84% (quarter ending 6/30/03) and the lowest return for a quarter was –19.76% (quarter ending 9/30/02).

Average Annual Total Returns
(for periods ending 12/31/05)
			Since
	Past	Past	inception
	1 year	5 years	(1/2/97)

Class IA	14.33%	5.62%	9.19%
Class IB	14.10%	5.38%	9.00%
S&P/Citigroup World
Ex-U.S. Value Primary
Markets Index (no deduction
for fees or expenses)	16.38%	7.97%	8.35%

Performance of class IB shares for the period prior to April 6, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance is compared to the S&P/Citigroup World Ex-U.S. Value Primary Markets Index, an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

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Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
		bution		Fund
	Management	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.80%	N/A	0.21%	1.01%
Class IB	0.80%	0.25%	0.21%	1.26%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$103	$322	$559	$1,239
Class IB	$129	$400	$693	$1,530

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International Growth and Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in value stocks issued by companies outside the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company’s securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Foreign investments. Foreign investments involve certain special risks, including

*Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

*Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

*Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

*Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

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*Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

*Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

*Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes, including as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $736,861 in brokerage commissions during the last fiscal year, representing 0.21% of the fund’s average net assets. Of this amount, $246,167, representing 0.07% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

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Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 1.22% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	74%	59%	72%	99%	154%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract and the sub-management contract described below is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.80% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

* Investment management team. Putnam Management’s and PIL’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the International Value Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Member coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

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	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Pamela Holding	2001	Putnam	Senior Portfolio
		Management	Manager
		1995 – Present	Previously, Associate
Director of
Research; Portfolio
Manager; Director
of European
Research

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Darren Jaroch	2005	Putnam	Portfolio Manager
		Management	Previously,
		1999 – Present	Quantitative
Analyst; Research
Associate; Business
Analyst

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2006, Pamela Holding and Darren Jaroch did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Pamela Holding and Darren Jaroch may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Member Darren Jaroch joined the fund’s management team and Portfolio Members J. Frederick Copper and George Stairs left the fund’s management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include George Stairs (September 2002 to August 2004) and Colin Moore (May 2002 to August 2002).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — International Value Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and

6    P R O S P E C T U S   O F   T H E   T R U S T

purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell
fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

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Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which the fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

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When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a signifi-cant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

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Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

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11    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment	on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital

Putnam VT International Growth and Income Fund (Class IA)
December 31, 2005	$13.57	$ .23(i)(k)	$ 1.69	$1.92	$(.14)	$—		$—
December 31, 2004	11.35	.14(i)	2.25	2.39	(.17)	—		—
December 31, 2003	8.37	.15	2.99	3.14	(.16)	—		—
December 31, 2002	9.76	.12	(1.44)	(1.32)	(.07)	—		—
December 31, 2001	13.28	.13	(2.80)	(2.67)	(.13)	(.72)		—

Putnam VT International Growth and Income Fund (Class IB)
December 31, 2005	$13.51	$ .19(i)(k)	$ 1.70	$1.89	$(.12)	$—		$—
December 31, 2004	11.31	.11(i)	2.24	2.35	(.15)	—		—
December 31, 2003	8.35	.13	2.97	3.10	(.14)	—		—
December 31, 2002	9.73	.09	(1.42)	(1.33)	(.05)	—		—
December 31, 2001	13.25	.11	(2.79)	(2.68)	(.12)	(.72)		—

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(i) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended December 31, 2005 and December, 31 2004 reflect a reduction of less than 0.01% of average net assets for class IA and class IB shares.

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and class IB shares.

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			Total			Ratio of Net
			Investment		Ratio of	Investment
			Return at	Net Assets,	Expenses	Income (Loss)
Total		Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions		End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

	$(.14)	$ 15.35	14.33	$264,352	1.01(i)	1.68(i)(k)	74.48
	(.17)	13.57	21.31	258,073	1.01(i)	1.18(i)	59.34
	(.16)	11.35	38.37	227,237	1.02	1.70	71.71
	(.07)	8.37	(13.67)	201,168	1.00	1.34	99.21
	(.85)	9.76	(20.67)	273,298.98		1.26	154.29

	$(.12)	$ 15.28	14.10	$102,596	1.26(i)	1.40(i)(k)	74.48
	(.15)	13.51	20.98	87,743	1.26(i)	.89(i)	59.34
	(.14)	11.31	37.85	63,651	1.27	1.39	71.71
	(.05)	8.35	(13.77)	45,744	1.25	1.03	99.21
	(.84)	9.73	(20.81)	41,771	1.20	1.02	154.29

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15    P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your finan-cial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581

Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346	234294 4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Growth Fund Putnam VT International New Opportunities Fund

This prospectus explains what you should know about Putnam VT International New Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
7	How to buy and sell fund shares
8	Distribution Plan
8	How does the fund price its shares?
8	Policy on excessive short-term trading
10	Fund distributions and taxes
10	Financial highlights

Fund summary

GOAL
The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES — INTERNATIONAL GROWTH STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 10.64% . During the periods shown in the bar chart, the highest return for a quarter was 57.18%
(quarter ending 12/31/99) and the lowest return for a quarter was –22.61%
(quarter ending 3/31/01).

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(1/2/97)

Class IA	18.64%	2.18%	5.39%
Class IB	18.36%	1.94%	5.19%
S&P/Citigroup World Ex-U.S.
Growth Primary Markets Index
(no deduction for fees or expenses)	16.03%	2.77%	6.03%

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the S&P/Citigroup World Ex-U.S. Growth Primary Markets Index, an unmanaged index of mostly large and some small capitalization stocks from developed countries, excluding the United States, chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

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Annual Fund Operating Expenses<>
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual	Expense
	Manage-	bution		Fund	Reim-
	ment	(12b-1)	Other	Operating	burse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	1.00%	N/A	0.25%	1.25%	-0.04%	1.21%
Class IB	1.00%	0.25%	0.25%	1.50%	-0.04%	1.46%

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding (for class IB shares) 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$123	$392	$682	$1,506
Class IB	$149	$470	$814	$1,792

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International New Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in growth stocks issued by companies outside the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company’s securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure

3   P R O S P E C T U S   O F   T H E   T R U S T

by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes, including as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We

4   P R O S P E C T U S   O F   T H E   T R U S T

then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $629,608 in brokerage commissions during the last fiscal year, representing 0.27% of the fund’s average net assets. Of this amount, $193,324, representing 0.08% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class IA shares results in a “combined cost ratio” of 1.48% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	91%	140%	136%	137%	199%

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.96% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the International Growth Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Member coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

5   P R O S P E C T U S   O F   T H E   T R U S T

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Stephen Dexter	1999	Putnam	Chief Investment
		Management	Officer,
		1999 – Present	International
Growth Team
Previously, Director,
International Equity
Team; Senior
Portfolio Manager

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Denise Selden	2003	Putnam	Portfolio Manager
		Management	Previously,
		1998 – Present	Institutional
Portfolio Manager

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2006, the fund’s Portfolio Leader and Portfolio Member did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Stephen Dexter and Denise Selden may, however, manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Member Peter Hadden left the fund’s management team. Stephen Dexter has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)-International Growth Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

6   P R O S P E C T U S   O F   T H E   T R U S T

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer. Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a con-flict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

7   P R O S P E C T U S   O F   T H E   T R U S T

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a speci-fied threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which the fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. As noted above, the value determined for an investment using the funds fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to

8   P R O S P E C T U S   O F   T H E   T R U S T

exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

9   P R O S P E C T U S   O F   T H E   T R U S T

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

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11   P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment	on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital

Putnam VT International New Opportunities Fund (Class IA)
December 31, 2005	$12.53	$ .17(i)(k)	$ 2.15	$2.32	$(.12)	$—		$—
December 31, 2004	11.16	.11(i)	1.40	1.51	(.14)	—		—
December 31, 2003	8.41	.09	2.71	2.80	(.05)	—		—
December 31, 2002	9.80	.07	(1.38)	(1.31)	(.08)	—		—
December 31, 2001	13.71	.04	(3.95)	(3.91)	—	—		—

Putnam VT International New Opportunities Fund (Class IB)
December 31, 2005	$12.47	$ .13(i)(k)	$ 2.15	$2.28	$(.09)	$—		$—
December 31, 2004	11.11	.08(i)	1.39	1.47	(.11)	—		—
December 31, 2003	8.37	.07	2.70	2.77	(.03)	—		—
December 31, 2002	9.75	.05	(1.37)	(1.32)	(.06)	—		—
December 31, 2001	13.67	.02	(3.94)	(3.92)	—	—		—

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.
(b) The charges and expenses of the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset and brokerage service arrangements.
(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.04% and 0.01%, respectively, of average net assets for class IA and class IB shares.
(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to
$0.01 per share and 0.04% of average net assets for class IA and IB shares.

12   P R O S P E C T U S   O F   T H E   T R U S T

			Total			Ratio of Net
			Investment		Ratio of	Investment
			Return at	Net Assets,	Expenses	Income (Loss)
Total		Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions		End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

	$(.12)	$ 14.73	18.64(k)	$101,535	1.21(i)	1.27(i)(k)	91.01
	(.14)	12.53	13.63	89,615	1.25(i)	.96(i)	139.72
	(.05)	11.16	33.59	98,339	1.26	1.00	135.90
	(.08)	8.41	(13.46)	91,939	1.27	.82	136.66
	—	9.80	(28.52)	140,731	1.24	.35	198.97

	$(.09)	$ 14.66	18.36(k)	$151,178	1.46(i)	1.01(i)(k)	91.01
	(.11)	12.47	13.35	141,110	1.50(i)	.70(i)	139.72
	(.03)	11.11	33.21	144,493	1.51	.74	135.90
	(.06)	8.37	(13.63)	122,332	1.52	.56	136.66
	—	9.75	(28.68)	159,227	1.46	.14	198.97

13   P R O S P E C T U S   O F   T H E   T R U S T

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15   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581

Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346

4/06

Prospectus

April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Blend Fund Putnam VT Investors Fund

This prospectus explains what you should know about Putnam VT Investors Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
7	Policy on excessive short-term trading
9	Fund distributions and taxes
9	Financial highlights

Fund summary

GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 4.09% . During the periods shown in the bar chart, the highest return for a quarter was 24.67% (quarter ending 12/31/99) and the lowest return for a quarter was –20.15% (quarter ending 3/31/01).

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(4/30/98)

Class IA	9.03%	–2.03%	1.46%
Class IB	8.81%	–2.25%	1.25%
S&P 500 Index
(no deduction for fees or expenses)	4.91%	0.54%	3.09%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the S&P 500 Index, an unmanaged index of common stock performance.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.65%	N/A	0.10%	0.75%
Class IB	0.65%	0.25%	0.10%	1.00%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses

2    P R O S P E C T U S   O F   T H E   T R U S T

remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 76	$239	$416	$ 928
Class IB	$102	$318	$552	$1,226

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Investors Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it. Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in stocks. We will consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

3    P R O S P E C T U S   O F   T H E   T R U S T

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,253,350 in brokerage commissions during the last fiscal year, representing 0.24% of the fund’s average net assets. Of this amount, $283,196, representing 0.05% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 0.99% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	114%	85%	73%	123%	98%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

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Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the U.S. Core Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Member coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

James Wiess	2002	Putnam	Chief Investment
		Management	Officer, U.S.
		2000 – Present	Core Team
Previously, Senior
Portfolio Manager

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Richard Cervone	2002	Putnam	Portfolio Manager
		Management	Previously, Analyst
1998 - Present

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2006, James Wiess was also a Portfolio Leader of, and Richard Cervone was also a Portfolio Member of, Putnam VT Capital Appreciation Fund and Putnam Tax Smart Equity Fund. James Wiess and Richard Cervone may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Member Joshua Brooks left the fund’s management team. After the fund’s fiscal year-end, Portfolio Member James Yu left the fund’s management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Paul Warren (May 2002 to January 2004).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Large-Cap Core Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

5    P R O S P E C T U S   O F   T H E   T R U S T

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

6    P R O S P E C T U S   O F   T H E   T R U S T

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading.

7    P R O S P E C T U S   O F   T H E   T R U S T

Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam

Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund

8    P R O S P E C T U S   O F   T H E   T R U S T

within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

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PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and
	Asset			Unrealized			From
	Value,	Net		Gain (Loss)		Total from	Net
	Beginning	Investment		on		Investment	Investment
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income

Putnam VT Investors Fund (Class IA)
December 31, 2005	$10.04		$.07(i)(k)		$.82	$.89	$(.12)
December 31, 2004	8.95		.11(i)(j)		1.04	1.15	(.06)
December 31, 2003	7.08		.05		1.87	1.92	(.05)
December 31, 2002	9.31		.04		(2.24)	(2.20)	(.03)
December 31, 2001	12.36		.03		(3.07)	(3.04)	(.01)

Putnam VT Investors Fund (Class IB)
December 31, 2005	$ 9.99		$.04(i)(k)		$.83	$.87	$(.10)
December 31, 2004	8.91		.09(i)(j)		1.03	1.12	(.04)
December 31, 2003	7.04		.03		1.87	1.90	(.03)
December 31, 2002	9.26		.03		(2.24)	(2.21)	(.01)
December 31, 2001	12.31		.01		(3.06)	(3.05)	—

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01%, respectively, of average net assets for class IA and class IB shares.

(j) Reflects a special dividend received by the fund which amounted to $0.05 per share and 0.54% of average net assets for class IA and class IB shares.

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and class IB shares.

10    P R O S P E C T U S   O F   T H E   T R U S T

			Total			Ratio of Net
			Investment		Ratio of	Investment
			Return at	Net Assets,	Expenses	Income (Loss)
Total		Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions		End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

	$(.12)	$ 10.81	9.03	$292,017	.75(i)	.66(i)(k)	113.81
	(.06)	10.04	12.95	326,879	.76(i)	1.21(i)(j)	84.91
	(.05)	8.95	27.39	353,033.75		.71	73.32
	(.03)	7.08	(23.68)	341,675.72		.56	122.88
	(.01)	9.31	(24.61)	597,312.66		.23	98.05

	$(.10)	$ 10.76	8.81	$221,847	1.00(i)	.41(i)(k)	113.81
	(.04)	9.99	12.64	226,738	1.01(i)	.98(i)(j)	84.91
	(.03)	8.91	27.14	220,061	1.00	.46	73.32
	(.01)	7.04	(23.87)	180,341.97		.32	122.88
	—	9.26	(24.78)	261,025.88		.02	98.05

11    P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your finan-cial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581 Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103 www.putnam.com

File No. 811—05346	4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares Value Fund Putnam VT Mid Cap Value Fund

This prospectus explains what you should know about Putnam VT Mid Cap Value Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
10	Financial highlights

Fund summary

GOAL

The fund seeks capital appreciation and, as a secondary objective, current income.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in midsized companies of a size similar to those in the Russell Midcap Value Index.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 7.69% . During the periods shown in the bar chart, the highest return for a quarter was 12.10% (quarter ending 12/31/04) and the lowest return for a quarter was –0.61% (quarter ending 9/30/04).

Average Annual Total Returns
(for periods ending 12/31/05)

		Since
	Past	inception
	1 year	(5/1/03)

Class IA	12.71%	21.56%
Class IB	12.44%	21.27%
Russell Midcap Value Index
(no deduction for fees or expenses)	12.65%	26.29%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses < >
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual	Expense
	Manage-	bution		Fund	Reim-
	ment	(12b-1)	Other	Operating	burse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.70%	N/A	0.25%	0.95%	-0.01%	0.94%
Class IB	0.70%	0.25%	0.25%	1.20%	-0.01%	1.19%

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding (for class IB shares) 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

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EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 96	$301	$524	$1,164
Class IB	$121	$380	$658	$1,457

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Mid Cap Value Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in value stocks. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies. The fund invests mostly in companies of a size similar to those in the Russell Midcap Value Index. As of March 31, 2006 the index was composed of companies having a market capitalization of between approximately $0.6 billion and $22.1 billion.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

3   P R O S P E C T U S   O F   T H E   T R U S T

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks and convertible securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses.

However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $154,947 in brokerage commissions during the last fiscal year, representing 0.23% of the fund’s average net assets. Of this amount, $40,711, representing 0.06% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class IA shares results in a “combined cost ratio” of 1.17% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

4   P R O S P E C T U S   O F   T H E   T R U S T

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	87%	145%	117%*	—	—

*Not annualized.

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.68% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Small- and Mid-Cap Value Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leaders coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leaders	Fund	Employer	Past Five Years

James Polk	2004	Putnam	Portfolio Manager
		Management	Previously, Senior
		1998 – Present	Analyst

Edward Shadek	2003	Putnam	Deputy Head of
		Management	Investments; Chief
		1997 – Present	Investment Officer,
Small Cap Equities
and Small and Mid
Cap Value Teams

* Other funds managed by the Portfolio Leaders. As of March 31, 2006, James Polk did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. Edward Shadek was also a Portfolio Leader of Putnam VT Small Cap Value Fund. James Polk and Edward Shadek may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leaders and Portfolio Member. During the fiscal year ended December 31, 2005, Portfolio Member J. Frederick Copper left the fund’s management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Thomas Hoey (May 2003 to March 2004).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Mid-Cap Value Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.
5   P R O S P E C T U S   O F   T H E   T R U S T

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leaders, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred

6   P R O S P E C T U S   O F   T H E   T R U S T

or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the

7   P R O S P E C T U S   O F   T H E   T R U S T

close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

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As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

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Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

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PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment	on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital

Putnam VT Mid Cap Value Fund (Class IA)
December 31, 2005	$14.73	$ .09(i)(k)	$ 1.74	$ 1.83	$ (.06)	$ (.27)	$ —
December 31, 2004	12.79	.09(i)	1.92	2.01	—	(.07)	—
December 31, 2003**	10.00	.07(i)	2.83	2.90	(.04)	(.07)	—

Putnam VT Mid Cap Value Fund (Class IB)
December 31, 2005	$14.68	$ .05(i)(k)	$ 1.73	$ 1.78	$ (.03)	$ (.27)	$ —
December 31, 2004	12.78	.05(i)	1.92	1.97	—	(.07)	—
December 31, 2003**	10.00	.05(i)	2.83	2.88	(.03)	(.07)	—

* Not annualized.

** For the period May 1, 2003 (commencement of operations) to December 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003 reflect a reduction of 0.02%, 0.07% and 0.54%, respectively, of average net assets for class IA and class IB shares.

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class IA and IB shares.

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		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$ (.33)	$ 16.23	12.71	$ 58,861	.93(i)	.60(i)(k)	87.42
(.07)	14.73	15.75	35,819	.97(i)	.65(i)	145.30
(.11)	12.79	29.01*	16,499	.74(i)*	.60(i)*	117.37*

$ (.30)	$ 16.16	12.44	$ 25,306	1.18(i)	.36(i)(k)	87.42
(.07)	14.68	15.44	14,507	1.22(i)	.40(i)	145.30
(.10)	12.78	28.83*	6,703	.91(i)*	.45(i)*	117.37*

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15   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581 Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103 www.putnam.com

File No. 811—05346	4/06

Prospectus

April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Money Market Fund Putnam VT Money Market Fund

This prospectus explains what you should know about Putnam VT Money Market Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
4	Who manages the fund?
5	How to buy and sell fund shares
6	Distribution Plan
6	How does the fund price its shares?
6	Policy on excessive short-term trading
7	Fund distributions and taxes
7	Financial highlights

Fund summary

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES — INCOME

We invest mainly in instruments that:

* are high quality and

* have short-term maturity.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as a deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.

The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of two broad measures of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 1.00% . During the periods shown in the bar chart, the highest return for a quarter was 1.57% (quarter ending 12/31/00) and the lowest return for a quarter was 0.16% (quarter ending 6/30/04).

Average Annual Total Returns
(for periods ending 12/31/05)
	Past	Past	Past
	1 year	5 years	10 years

Class IA	2.79%	1.97%	3.61%
Class IB	2.53%	1.73%	3.44%
Merrill Lynch 91-Day Treasury
Bill Index (no deduction for fees
or expenses)	3.07%	2.34%	3.85%
Lipper Money Market
Funds Average	2.37%	1.59%	3.32%

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of U.S. Treasury bills currently available in the marketplace, and to the Lipper Money Market Funds Average, an arithmetic average of the total return of all Lipper Money Market Funds.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

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Annual Fund Operating Expenses<>
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual	Expense
	Manage-	bution		Fund	Reim-
	ment	(12b-1)	Other	Operating	burse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class IA	0.45%	N/A	0.11%	0.56%	–0.03%	0.53%
Class IB	0.45%	0.25%	0.11%	0.81%	–0.03%	0.78%

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding (for class IB shares) 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$54	$176	$308	$696
Class IB	$79	$255	$445	$998

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Money Market Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing in money market instruments, such as certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the calendar year. If the Trustees change this minimum deposit requirement, shareholders will be notified. We will consider, among other factors, credit, interest rate, and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Concentration of investments. We may invest without limit in money market investments from the banking, personal credit and business credit industries. However, we may invest over 25% of the fund’s total assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry.

The fund’s shares may be more vulnerable to decreases in value than those of money market funds that invest in issuers in a greater number of industries. To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

At times, the fund and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.

* Foreign investments. We may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks.

* Interest rate risk. The values of money market investments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing money market investments, and rising interest rates generally decrease the value of existing money market investments. Changes in the values of money market investments usually will not affect the amount of income the funds receive from them, but could affect the value of the fund’s shares. Interest rate risk is generally lowest for investments with short maturities, and the short-term nature of money market investments is designed to reduce this risk.

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The fund’s average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

* Credit quality. The fund buys only high quality investments. These are:

*rated in one of the two highest categories by at least two nationally recognized rating services,

*rated by one rating service in one of the service’s two highest categories (if only one rating service has provided a rating), or

*unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

* Other investments. In addition to the main investment strategies described above, we may make other investments and be subject to other risks as described in the Trust’s Statement of Additional Information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid no brokerage commissions during the last fiscal year. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.42% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Money Market Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

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*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influ-enced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

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You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments at amortized cost, which approximates market value.

Policy on excessive short-term trading

Because the fund is a money market fund that investors may seek to use as a source of short-term liquidity, Putnam Management and the fund’s Trustees have not adopted policies to discourage short-term trading in the fund. Because very large cash flows based on short-term trading may, under some market conditions, decrease the fund’s performance, however, the Trustees may refuse to sell shares to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

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Fund distributions and taxes

The fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month’s distributions will be paid on the first business day of the next month. Since the net investment income of the fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.

Distributions are reinvested without a sales charge, using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

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PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
	Net		Net
	Asset		Realized		From
	Value,	Net	Gain (Loss)	Total from	Net
	Beginning	Investment	on	Investment	Investment
Period ended	of Period	Income (Loss)	Investments	Operations	Income

Putnam VT Money Market Fund (Class IA)
December 31, 2005	$ 1.00	$.0275(i)	$—	$.0275	$(.0275)
December 31, 2004	1.00	.0091(i)	—(h)	.0091	(.0091)
December 31, 2003	1.00	.0076	—(h)	.0076	(.0076)
December 31, 2002	1.00	.0145	—(h)	.0145	(.0145)
December 31, 2001	1.00	.0392	—	.0392	(.0392)

Putnam VT Money Market Fund (Class IB)
December 31, 2005	$ 1.00	$.0250(i)	$—	$.0250	$(.0250)
December 31, 2004	1.00	.0066(i)	—(h)	.0066	(.0066)
December 31, 2003	1.00	.0051	—(h)	.0051	(.0051)
December 31, 2002	1.00	.0120	—(h)	.0120	(.0120)
December 31, 2001	1.00	.0370	—	.0370	(.0370)

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements.

(h) Amount represents less than $0.0001 per share.

(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.03% and 0.02%, respectively, of average net assets for class IA and class IB shares.

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		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)

$(.0275)	$1.00	2.79	$211,665	.53(i)	2.71(i)
(.0091)	1.00	.91	264,971	.53(i)	.87(i)
(.0076)	1.00	.76	457,943.49		.77
(.0145)	1.00	1.46	794,448.48		1.45
(.0392)	1.00	3.99	893,647.45		3.75

$(.0250)	$1.00	2.53	$134,800	.78(i)	2.54(i)
(.0066)	1.00	.66	108,012	.78(i)	.66(i)
(.0051)	1.00	.51	121,504.74		.51
(.0120)	1.00	1.20	154,358.73		1.19
(.0370)	1.00	3.76	154,176.67		3.51

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For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your finan-cial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581

Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346	234296 4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Growth Fund Putnam VT New Opportunities Fund

This prospectus explains what you should know about Putnam VT New Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
9	Financial highlights

Fund summary

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 6.69% . During the periods shown in the bar chart, the highest return for a quarter was
49.47% (quarter ending 12/31/99) and the lowest return for a quarter was –29.40% (quarter ending 9/30/01).

Average Annual Total Returns
(for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class IA	10.32%	–4.61%	5.27%
Class IB	10.00%	–4.84%	5.05%
Russell 3000 Growth Index
(no deduction for fees or expenses)	5.17%	–3.15%	6.48%

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance is compared to the Russell 3000 Growth Index, an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.61%	N/A	0.05%	0.66%
Class IB	0.61%	0.25%	0.05%	0.91%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of

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each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$68	$212	$369	$ 826
Class IB	$93	$291	$506	$1,125

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam New Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in growth stocks. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers.

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However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $2,171,775 in brokerage commissions during the last fiscal year, representing 0.14% of the fund’s average net assets. Of this amount, $611,704, representing 0.04% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 0.80% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	56%	116%	44%	69%	72%

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the

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month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.61% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Mid-Cap Growth and Small and Emerging Growth Teams manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Kevin Divney	2004	Putnam	Chief Investment
		Management	Officer, Mid-Cap
		1997 – Present	Growth Team
Previously, Senior
Portfolio Manager,
Portfolio Manager

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Brian DeChristopher 2005		Putnam	Analyst
Management
1999 – Present

Richard Weed	2004	Putnam	Senior Portfolio
		Management	Manager
2000 – Present

* Other funds managed by the Portfolio Leader and Portfolio Members. As of the March 31, 2006, Kevin Divney was also a Portfolio Leader of Putnam VT Vista Fund. Brian DeChristopher was also a Portfolio Member of Putnam VT Vista Fund. Richard Weed was also a Portfolio Leader of Putnam VT Discovery Growth Fund, Putnam VT OTC & Emerging Growth Fund and Putnam Small Cap Growth Fund. Kevin Divney, Brian DeChristopher and Richard Weed may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leaders and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Member Brian DeChristopher joined the fund’s management team and Portfolio Leader Paul Marrkand left the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Daniel Miller (May 2002 to September 2004).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Multi-Cap Growth Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined

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by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affil-iates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

6   P R O S P E C T U S   O F   T H E   T R U S T

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

7   P R O S P E C T U S   O F   T H E   T R U S T

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading.

8   P R O S P E C T U S   O F   T H E   T R U S T

In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

9   P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:				Less Distributions:
			Net
	Net		Realized and				From
	Asset		Unrealized			From	Net
	Value,	Net	Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment	on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments		Operations	Income	Investments	of Capital

Putnam VT New Opportunities Fund (Class IA)
December 31, 2005	$17.05	$ .03(i)(k)		$1.72	$1.75	$ (.06)	$—		$—
December 31, 2004	15.43	.05(i)(j)		1.57	1.62	—	—		—
December 31, 2003	11.62	(.02)		3.83	3.81	—	—		—
December 31, 2002	16.67	(.03)		(5.02)	(5.05)	—	—		—
December 31, 2001	29.89	(.04)		(8.76)	(8.80)	—	(4.42)		—(e)

Putnam VT New Opportunities Fund (Class IB)
December 31, 2005	$16.80	$ (.01)(i)(k)		$1.69	$1.68	$ (.02)	$—		$—
December 31, 2004	15.23	.01(i)(j)		1.56	1.57	—	—		—
December 31, 2003	11.50	(.05)		3.78	3.73	—	—		—
December 31, 2002	16.55	(.06)		(4.99)	(5.05)	—	—		—
December 31, 2001	29.77	(.08)		(8.72)	(8.80)	—	(4.42)		—(e)

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) The charges and expenses at the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.
(e) Amount represents less than $0.01 per share.
(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund’s class IA and class IB shares for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01%
based on average net assets.
(j) Reflects a special dividend which amounted to $0.06 per share and 0.37% of average net assets.
(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class IA and class IB shares.

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		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.06)	$18.74	10.32(k)	$ 1,352,498	.66(i)	.18(i)(k)	56.12
—	17.05	10.50	1,621,906	.69(i)	.33(i)(j)	115.82
—	15.43	32.79	1,826,123.67		(.11)	44.22
—	11.62	(30.29)	1,664,685.63		(.19)	68.82
(4.42)	16.67	(29.99)	3,058,087.59		(.21)	72.16

$(.02)	$18.46	10.00(k)	$ 159,861	.91(i)	(.07)(i)(k)	56.12
—	16.80	10.31	171,305	.94(i)	.09(i)(j)	115.82
—	15.23	32.44	176,316.92		(.36)	44.22
—	11.50	(30.51)	125,829.88		(.44)	68.82
(4.42)	16.55	(30.14)	200,041.81		(.43)	72.16

11   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your finan-cial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581

Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346

4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Value Fund Putnam VT New Value Fund

This prospectus explains what you should know about Putnam VT New Value Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
9	Financial highlights

Fund summary

GOAL The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund’s ability to invest in fewer issuers increases the fund’s vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 3.95% . During the periods shown in the bar chart, the highest return for a quarter was 21.04% (quarter ending 6/30/03) and the lowest return for a quarter was –19.16% (quarter ending 9/30/02).

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(1/2/97)

Class IA	6.13%	7.41%	9.14%
Class IB	5.89%	7.14%	8.93%
Russell 3000 Value Index
(no deduction for fees or expenses)	6.85%	5.86%	10.00%

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell 3000 Value Index, an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.68%	N/A	0.08%	0.76%
Class IB	0.68%	0.25%	0.08%	1.01%

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EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 78	$244	$424	$ 945
Class IB	$103	$322	$559	$1,242

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam New Value Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in value stocks. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use

3   P R O S P E C T U S   O F   T H E   T R U S T

derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $716,450 in brokerage commissions during the last fiscal year, representing 0.11% of the fund’s average net assets. Of this amount, $207,498, representing 0.03% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 0.87% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	56%	52%	60%	60%	75%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio,

4   P R O S P E C T U S   O F   T H E   T R U S T

you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is dis cussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.68% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Value Team manages the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Member coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

David King	1997	Putnam	Senior Portfolio
		Management	Manager
1983 – Present

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Michael Abata	2002	Putnam	Portfolio Manager
		Management	Previously,
		1997 – Present	Quantitative
Analyst

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2006, David King was also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam High Income Securities Fund, and was a Portfolio Member of Putnam VT Growth and Income Fund. Michael Abata was also a Portfolio Leader of Putnam Classic Equity Fund. David King and Michael Abata may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Member. No changes in the fund’s Portfolio Leader or Portfolio Member occurred during the fiscal year ended December 31, 2005. David King has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Multi-Cap Value Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent

5   P R O S P E C T U S   O F   T H E   T R U S T

company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

6   P R O S P E C T U S   O F   T H E   T R U S T

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a con-flict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares. Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the

7   P R O S P E C T U S   O F   T H E   T R U S T

close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted

8   P R O S P E C T U S   O F   T H E   T R U S T

transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

9   P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and				From
	Asset			Unrealized			From	Net
	Value,	Net		Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment		on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income	Investments	of Capital

Putnam VT New Value Fund (Class IA)
December 31, 2005	$16.43		$.22(i)(k)		$.78	$1.00	$(.18)	$—		$—
December 31, 2004	14.34		.18(i)		2.06	2.24	(.15)	—		—
December 31, 2003	10.98		.15		3.39	3.54	(.18)	—		—
December 31, 2002	13.47		.16		(2.14)	(1.98)	(.13)	(.38)		—
December 31, 2001	13.52		.18		.28	.46	(.14)	(.37)		—

Putnam VT New Value Fund (Class IB)
December 31, 2005	$16.33		$.18(i)(k)		$.77	$.95	$(.14)	$—		$—
December 31, 2004	14.27		.14(i)		2.05	2.19	(.13)	—		—
December 31, 2003	10.93		.12		3.37	3.49	(.15)	—		—
December 31, 2002	13.42		.14		(2.14)	(2.00)	(.11)	(.38)		—
December 31, 2001	13.49		.14		.29	.43	(.13)	(.37)		—

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) The charges and expenses at the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset and brokerage service arrangements.
(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and IB shares for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01%, based on average net assets.
(k) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class IA and class IB shares.

10   P R O S P E C T U S   O F   T H E   T R U S T

			Total			Ratio of Net
			Investment		Ratio of	Investment
			Return at	Net Assets,	Expenses	Income (Loss)
Total		Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions		End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

	$(.18)	$17.25	6.13(k)	$417,948	.76(i)	1.32(i)(k)	55.58
	(.15)	16.43	15.77	443,680	.79(i)	1.19(i)	51.50
	(.18)	14.34	32.86	416,273.79		1.24	59.50
	(.51)	10.98	(15.44)	366,623.78		1.37	60.33
	(.51)	13.47	3.53	455,975.79		1.32	74.80

	$(.14)	$17.14	5.89(k)	$249,039	1.01(i)	1.09(i)(k)	55.58
	(.13)	16.33	15.43	197,944	1.04(i)	.95(i)	51.50
	(.15)	14.27	32.48	149,367	1.04	.99	59.50
	(.49)	10.93	(15.60)	99,692	1.03	1.16	60.33
	(.50)	13.42	3.32	88,543	1.01	1.10	74.80

11   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581 Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103 www.putnam.com File No. 811—05346

234297 4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares Growth Fund Putnam VT OTC & Emerging Growth Fund

This prospectus explains what you should know about Putnam VT OTC & Emerging Growth Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
10	Financial highlights

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. Under normal circumstances, we invest at least 80% of the fund’s net assets in common stocks traded in the over-the-counter (“OTC”) market and common stocks of “emerging growth” companies listed on securities exchanges. Emerging growth companies are those we believe have a leading or proprietary position in a growing industry or are gaining market share in an established industry. We invest mainly in small and midsized companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 11.15% . During the periods shown in the bar chart, the highest return for a quarter was 76.22% (quarter ending 12/31/99) and the lowest return for a quarter was –43.76% (quarter ending 3/31/01).

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(4/30/98)

Class IA	8.26%	-9.95%	-5.22%
Class IB	7.86%	-10.18%	–5.41%
Russell 2500 Growth Index
(no deduction for fees or expenses)	8.17%	2.78%	4.24%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell 2500 Growth Index, an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
		bution		Fund
	Management	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.70%	N/A	0.22%	0.92%
Class IB	0.70%	0.25%	0.22%	1.17%

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EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 94	$293	$510	$1,133
Class IB	$119	$372	$644	$1,425

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam OTC & Emerging Growth Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in growth stocks. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded

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in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $365,360 in brokerage commissions during the last fiscal year, representing 0.40% of the fund’s average net assets. Of this amount, $98,736, representing 0.11% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 1.32% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

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Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	148%	124%	72%	68%	117%

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.69% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Small and Emerging Growth Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Member coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Richard Weed	2004	Putnam	Senior Portfolio
		Management	Manager
2000 – Present

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Raymond Haddad 2004		Putnam	Portfolio Manager
		Management	Previously, Analyst
2000 – Present

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2006, Richard Weed was also a Portfolio Leader of Putnam VT Discovery Growth Fund and Putnam Small Cap Growth Fund, and was a Portfolio Member of Putnam VT New Opportunities Fund. Raymond Haddad was also a Portfolio Member of Putnam VT Discovery Growth Fund. Richard Weed and Raymond Haddad may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Member. No changes in the fund’s Portfolio Leader or Portfolio Member occurred during the fiscal year ended December 31, 2005. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Roland Gillis (May 2002 to October 2004).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Mid-Cap Growth Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

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*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred

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or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes

7   P R O S P E C T U S   O F   T H E   T R U S T

available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities.

From time to time, the fund may buy securities in private transactions exempt from registration under the securities laws. These investments are illiquid and may be difficult to sell and/or price and are subject to heightened risk because their issuers typically have limited product lines, operating histories and financial resources. There typically will not be a trading market for those securities from which the fund may readily ascertain a market value. Where market quotations are not readily available, the fund applies its fair value procedures to determine a price for the securities; in many cases, Putnam Management may be required to determine a fair value based solely on its own analysis of the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller

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companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a signifi-cant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such

9   P R O S P E C T U S   O F   T H E   T R U S T

contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

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11   P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and
	Asset		Unrealized		From
	Value,	Net	Gain (Loss)	Total from	Net
	Beginning	Investment	on	Investment	Investment
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income

Putnam VT OTC & Emerging Growth Fund (Class IA)
December 31, 2005	$6.05	$ (.02)(i)(k)	$ .52	$ .50	$ —	$ —	$ —
December 31, 2004	5.56	(.03)(i)	.52	.49	—	—	—
December 31, 2003	4.09	(.03)	1.50	1.47	—	—	—
December 31, 2002	6.02	(.03)	(1.90)	(1.93)	—	—	—
December 31, 2001	11.06	(.05)	(4.99)	(5.04)	—	—	—

Putnam VT OTC & Emerging Growth Fund (Class IB)
December 31, 2005	$ 5.98	$ (.03)(i)(k)	$ .50	$ .47	$ —	$ —	$ —
December 31, 2004	5.51	(.04)(i)	.51	.47	—	—	—
December 31, 2003	4.06	(.04)	1.49	1.45	—	—	—
December 31, 2002	5.99	(.05)	(1.88)	(1.93)	—	—	—
December 31, 2001	11.03	(.06)	(4.98)	(5.04)	—	—	—

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01% and 0.01%, respectively, of average net assets for class IA and class IB shares.

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and 0.04% of average net assets for class IA and class IB shares.

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		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$ —	$ 6.55	8.26	$ 50,877	.91(i)	(.29)(i)(k)	147.92
—	6.05	8.81	62,566	.95(i)	(.57)(i)	123.52
—	5.56	35.94	73,227.89		(.62)	71.72
—	4.09	(32.06)	61,535.90		(.72)	68.02
—	6.02	(45.57)	107,050.85		(.63)	116.66

$ —	$ 6.45	7.86	$ 36,939	1.16(i)	(.54)(i)(k)	147.92
—	5.98	8.53	41,044	1.20(i)	(.81)(i)	123.52
—	5.51	35.71	43,220	1.14	(.87)	71.72
—	4.06	(32.22)	32,536	1.15	(.97)	68.02
—	5.99	(45.69)	55,209	1.07	(.86)	116.66

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15   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581 Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103 www.putnam.com

File No. 811—05346	4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Blend Fund Putnam VT Research Fund

This prospectus explains what you should know about Putnam VT Research Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
8	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
10	Financial highlights

Fund summary GOAL The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we think have the greatest potential for capital appreciation with stock prices that reflect a value lower than that which we place on the company, or whose earnings we believe are likely to grow over time. We also look for the presence of other factors we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 4.10% . During the periods shown in the bar chart, the highest return for a quarter was 20.14% (quarter ending 12/31/99) and the lowest return for a quarter was –20.15% (quarter ending 9/30/01).

Average Annual Total Returns
(for periods ending 12/31/05)
			Since
	Past	Past	inception
	1 year	5 years	(9/30/98)

Class IA	5.26%	–1.99%	4.27%
Class IB	4.92%	–2.24%	4.04%
S&P 500 Index
(no deduction for fees or expenses)	4.91%	0.54%	4.45%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the S&P 500 Index, an unmanaged index of common stock performance.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.65%	N/A	0.14%	0.79%
Class IB	0.65%	0.25%	0.14%	1.04%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related

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charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 81	$252	$438	$ 976
Class IB	$106	$330	$573	$1,272

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Research Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it. Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in stocks. We will consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of

3   P R O S P E C T U S   O F   T H E   T R U S T

investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $438,718 in brokerage commissions during the last fiscal year, representing 0.20% of the fund’s average net assets. Of this amount, $96,253, representing 0.04% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 0.99% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	95%	106%	117%	155%	146%

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will

4   P R O S P E C T U S   O F   T H E   T R U S T

remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Equity Research Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leaders and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leaders	Fund	Employer	Past Five Years

Joshua Brooks	2005	Putnam	Deputy Head of
		Management	Investments; Chief
		2003 - Present	Investment Officer,
Large Cap Equities
Previously, Chief
Investment Officer,
U.S. Core and Core
Equities Teams;
Director, Global
Equity Research
Team

		Delaware	Chief Investment
		Investments	Officer, Value
		Prior to April 2003	Investing

Kelly Morgan	2005	Putnam	Chief Investment
		Management	Officer, Large Cap
		1996 - Present	Growth Team
Previously, Director
Global Equity
Research Team;
Associate Director,
Global Equity
Research Team;
Director, Global
Growth Team

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Mark Bogar	2005	Putnam	Portfolio Manager
		Management	Previously, Analyst
1998 - Present

John Coffey	2005	Putnam	Analyst and Sector
		Management	Team Leader,
		2004 - Present	Global Equity
Research Team
Previously, Analyst

		Citigroup Asset	Equity Analyst
Management
Prior to April 2004

Charles Dane	2005	Putnam	Analyst and Sector
		Management	Team Leader,
		1995 - Present	Global Equity
Research Team
Previously, Analyst

* Other funds managed by the Portfolio Leaders and Portfolio Members. As of March 31, 2005, Joshua Brooks was also a Portfolio Member of Putnam VT Growth and Income Fund. Kelly Morgan was also a Portfolio Leader of Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund. Mark Bogar was also a Portfolio Member of Putnam VT Global Equity Fund. John Coffey and Charles Dane did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Joshua Brooks, Kelly Morgan, Mark Bogar, John Coffey and Charles Dane may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

5   P R O S P E C T U S   O F   T H E   T R U S T

* Changes in the fund’s Portfolio Leaders and Portfolio Members. During the fiscal year ended December 31, 2005, Putnam Management designated Joshua Brooks and Kelly Morgan as Portfolio Leaders and Mark Bogar, John Coffey and Charles Dane as Portfolio Members of the fund. Each of these individuals had previously been involved in the fund’s management as part of Putnam Management’s Global Equity Research Team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Steve Gorman (May - December 2002).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Large-Cap Core Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leaders or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products

6   P R O S P E C T U S   O F   T H E   T R U S T

(“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

7   P R O S P E C T U S   O F   T H E   T R U S T

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at

8  P R O S P E C T U S   O F   T H E   T R U S T

desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such

9   P R O S P E C T U S   O F   T H E   T R U S T

requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

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PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and				From
	Asset			Unrealized			From	Net
	Value,	Net		Gain (Loss)		Total from	Net	Realized
	Beginning	Investment		on		Investment	Investment	Gain on
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income	Investments

Putnam VT Research Fund (Class IA)
December 31, 2005	$11.44		$.08(i)(k)		$.51	$.59	$(.12)	$—
December 31, 2004	10.63		.11(i)(j)		.72	.83	(.02)	—
December 31, 2003	8.51		.07		2.10	2.17	(.05)	—
December 31, 2002	10.99		.06		(2.47)	(2.41)	(.07)	—
December 31, 2001	14.32		.08		(2.73)	(2.65)	(.05)	(.63)

Putnam VT Research Fund (Class IB)
December 31, 2005	$11.38		$.05(i)(k)		$.50	$.55	$(.09)	$—
December 31, 2004	10.58		.09(i)(j)		.71	.80	—	—
December 31, 2003	8.47		.05		2.09	2.14	(.03)	—
December 31, 2002	10.94		.04		(2.46)	(2.42)	(.05)	—
December 31, 2001	14.28		.05		(2.72)	(2.67)	(.04)	(.63)

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) The charges and expenses at the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset and brokerage service arrangements.
(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01%, respectively, of average net assets for class IA and class IB shares.
(j) Reflects a special dividend received by the fund which amounted to $0.04 per share and 0.34% of average net assets for class IA and class IB shares.
(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to
$0.01 per share and 0.08% of average net assets for class IA and class IB shares.

12   P R O S P E C T U S   O F   T H E   T R U S T

			Total			Ratio of Net
			Investment		Ratio of	Investment
			Return at	Net Assets,	Expenses	Income (Loss)
Total		Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions		End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

	$(.12)	$11.91	5.26(k)	$87,728	.79(i)	.71(i)(k)	94.51
	(.02)	11.44	7.79	110,116	.80(i)	1.05(i)(j)	106.08
	(.05)	10.63	25.69	128,360.79		.82	116.88
	(.07)	8.51	(22.06)	127,084.78		.64	154.60
	(.68)	10.99	(18.62)	197,443.74		.67	146.42

	$(.09)	$11.84	4.92(k)	$114,612	1.04(i)	.47(i)(k)	94.51
	—	11.38	7.56	126,286	1.05(i)	.82(i)(j)	106.08
	(.03)	10.58	25.32	125,821	1.04	.56	116.88
	(.05)	8.47	(22.20)	101,445	1.03	.41	154.60
	(.67)	10.94	(18.83)	119,888.96		.46	146.42

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15   P R O S P E C T U S   O F   T H E   T R U S T

For more information
about the funds of
Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to share-
holders include additional information about the funds. The
SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s
most recent annual report to the funds’ shareholders, are
incorporated by reference into this prospectus, which means
they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam
fund, or make shareholder inquiries, by contacting your finan-
cial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds,
including the Trust’s SAI, at the Securities and Exchange
Commission’s Public Reference Room in Washington, D.C.
You may call the Commission at 1-202-942-8090 for informa-
tion about the operation of the Public Reference Room. You
may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at
http://www.sec.gov. You may get copies of this information,
with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing
the Commission’s Public Reference Section, Washington, D.C.
20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581 Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103 www.putnam.com File No. 811—05346

234295 4/06

Prospectus
April 30, 2006

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT Small Cap Value Fund

This prospectus explains what you should know about Putnam VT Small Cap Value Fund, one of the funds of Putnam Variable
Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission
passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
9	Financial highlights

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in small companies of a size similar to those in the Russell 2000 Value Index.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 12.20% . During the periods shown in the bar chart, the highest return for a quarter was 23.92% (quarter ending 6/30/03) and the lowest return for a quarter was –21.64% (quarter ending 9/30/02).

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(4/30/99)

Class IA	7.30%	14.60%	15.07%
Class IB	7.03%	14.31%	14.81%

Russell 2000 Value Index
(no deduction for fees or expenses)	4.71%	13.55%	13.44%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
		bution		Fund
	Manage-	(12b-1)	Other	Operating
	ment Fees	Fees	Expenses	Expenses

Class IA	0.76%	N/A	0.08%	0.84%
Class IB	0.76%	0.25%	0.08%	1.09%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of

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each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 86	$269	$468	$1,041
Class IB	$111	$348	$603	$1,336

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Small Cap Value Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in value stocks. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may therefore be more vulnerable to adverse developments than those of larger companies. The fund invests mostly in companies of a size similar to those in the Russell 2000 Value Index. As of March 31, 2006 the index was composed of companies having a market capitalization of between approximately $29 million and $4.2 billion.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging

3    P R O S P E C T U S   O F  T H E   T R U S T

purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,116,734 in brokerage commissions during the last fiscal year, representing 0.14% of the fund’s average net assets. Of this amount, $301,364, representing 0.04% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 0.98% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	43%	39%	36%	52%	37%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio,

4    P R O S P E C T U S   O F   T H E   T R U S T

you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.76% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Small- and Mid-Cap Value Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Member coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Edward Shadek	1999	Putnam	Deputy Head of
		Management	Investments; Chief
		1997 – Present	Investment Officer,
Small Cap Equities
and Small and Mid
Cap Value Teams

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Eric Harthun	2002	Putnam	Portfolio Manager
		Management	Previously, Senior
		2000 – Present	Analyst

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2006, Edward Shadek was also a Portfolio Leader of Putnam VT Mid Cap Value Fund. Eric Harthun did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. Edward Shadek and Eric Harthun may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Member. No changes in the fund’s Portfolio Leader or Portfolio Member occurred during the fiscal year ended December 31, 2005. Edward Shadek has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Small-Cap Value Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is

5    P R O S P E C T U S   O F   T H E   T R U S T

influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

6     P R O S P E C T U S   O F   T H E   T R U S T

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a con-flict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

 Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the

7    P R O S P E C T U S   O F   T H E   T R U S T

close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information

8    P R O S P E C T U S   O F   T H E   T R U S T

about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

9    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and				From
	Asset			Unrealized			From	Net
	Value,	Net		Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment		on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income	Investments	of Capital

Putnam VT Small Cap Value Fund (Class IA)
December 31, 2005	$22.95		$.14(i)(k)		$1.41	$1.55	$(.09)	$ (1.30)		$—
December 31, 2004	18.23		.09(i)		4.73	4.82	(.10)	—		—
December 31, 2003	12.23		.11		5.97	6.08	(.08)	—		—
December 31, 2002	15.09		.08		(2.76)	(2.68)	(.04)	(.14)		—
December 31, 2001	12.81		.08		2.27	2.35	—(e)	(.07)		—

Putnam VT Small Cap Value Fund (Class IB)
December 31, 2005	$22.79		$.09(i)(k)		$1.39	$1.48	$(.04)	$ (1.30)		$—
December 31, 2004	18.12		.05(i)		4.69	4.74	(.07)	—		—
December 31, 2003	12.16		.08		5.93	6.01	(.05)	—		—
December 31, 2002	15.03		.05		(2.75)	(2.70)	(.03)	(.14)		—
December 31, 2001	12.79		.04		2.27	2.31	—(e)	(.07)		—

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.
(b) The charges and expenses at the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset and for certain funds, brokerage service arrangements.
(e) Amount represents less than $0.01 per share.
(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01%, respectively, of average net assets for class IA and class IB shares.
(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and class IB shares.

10    P R O S P E C T U S   O F   T H E   T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$ (1.39)	$23.11	7.30	$291,615	.84(i)	.62(i)(k)	42.50
(.10)	22.95	26.54	348,938	.87(i)	.48(i)	39.27
(.08)	18.23	50.06	290,933.91		.77	36.14
(.18)	12.23	(18.06)	215,964.92		.57	51.54
(.07)	15.09	18.42	231,329.94		.56	36.65

$ (1.34)	$22.93	7.03	$552,682	1.09(i)	.40(i)(k)	42.50
(.07)	22.79	26.22	475,639	1.12(i)	.23(i)	39.27
(.05)	18.12	49.65	332,094	1.16	.53	36.14
(.17)	12.16	(18.27)	191,497	1.17	.36	51.54
(.07)	15.03	18.13	130,991	1.16	.33	36.65

11    P R O S P E C T U S   O F   T H E   T R U S T

For more information
about the funds of
Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to
shareholders include additional information about the funds.
The SAI, and the independent registered public accounting
firm’s report and the financial statements included in the
Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which
means they are part of this prospectus for legal purposes.
The Trust’s annual report discusses the market conditions
and investment strategies that significantly affected the
funds’ performance during the funds’ last fiscal year. You
may get free copies of these materials, request other informa-
tion about any Putnam fund, or make shareholder inquiries,
by contacting your financial advisor, by visiting Putnam’s
website at www.putnam.com, or by calling Putnam toll-free
at 1-800-225-1581.

You may review and copy information about the funds,
including the Trust’s SAI, at the Securities and Exchange
Commission’s Public Reference Room in Washington, D.C.
You may call the Commission at 1-202-942-8090 for informa-
tion about the operation of the Public Reference Room. You
may also access reports and other information about the
fund on the EDGAR Database on the Commission’s website
at http://www.sec.gov. You may get copies of this informa-
tion, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by
writing the Commission’s Public Reference Section,
Washington, D.C. 20549-0102. You may need to refer to the
Trust’s file number.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346

4/06

Prospectus
April 30, 2006

Putnam Variable Trust
Class IA and IB Shares

Blend Fund

Putnam VT Utilities Growth and Income Fund

This prospectus explains what you should know about Putnam VT Utilities Growth and Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

 Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
6	Who manages the fund?
7	How to buy and sell fund shares
8	Distribution Plan
9	How does the fund price its shares?
9	Policy on excessive short-term trading
10	Fund distributions and taxes
11	Financial highlights

Fund summary

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in a combination of stocks and bonds of companies in the utilities industries that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on a company. We may also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity and debt investments of companies in the utilities industries. These are companies that, in our view, derive at least 50% of their assets, revenues or profits from producing or distributing electric, gas or other types of energy, supplying water, or providing telecommunications services such as telephone, microwave or other media (but not public broadcasting). We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

* The risk of investing in a single group of industries. Investments in the utilities industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund’s vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater fund losses and volatility.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer companies than a “diversified” fund. The fund’s ability to invest in fewer issuers increases the fund’s vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of two broad measures of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 0.60% . During the periods shown in the bar chart, the highest return for a quarter was 18.66% (quarter ending 6/30/03) and the lowest return for a quarter was –18.36% (quarter ending 9/30/02).

Average Annual Total Returns
(for periods ending 12/31/05)
	Past	Past	Past
	1 year	5 years	10 years

Class IA	8.87%	-0.32%	6.88%
Class IB	8.58%	-0.56%	6.68%
S&P Utilities Index
(no deduction for fees or expenses)	16.84%	-2.24%	6.79%

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Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance is compared to the S&P Utilities Index, an unmanaged index of common stocks issued by utility companies.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
	Manage-	bution		Fund
	ment	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.70%	N/A	0.14%	0.84%
Class IB	0.70%	0.25%	0.14%	1.09%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 85	$267	$463	$1,032
Class IB	$111	$345	$598	$1,327

What are the fund’s main
investment strategies and
related risks?

We generally manage the fund in a style similar to Putnam Utilities Growth and Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it. Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in bonds and value stocks of companies in the utilities industries. We will consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

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* Industry focus.We invest mainly in companies that produce or distribute a product or service to both residential and industrial consumers, such as electricity, gas or other types of energy, supply water or provide telecommunications services (except public broadcasting). Events that affect these public utilities industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include increases in fuel and other operating costs, and technological advances that make existing plants, equipment or products obsolete. In addition, changes in regulatory policies concerning the environment, energy conservation, nuclear power and utility pricing, as well as deregulation of certain utility services, may be more likely to adversely affect the fund.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 20% of the fund’s total assets in below investment-grade investments. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as “junk bonds.” This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

4    P R O S P E C T U S   O F   T H E   T R U S T

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and asset-backed securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $456,083 in brokerage commissions during the last fiscal year, representing 0.11% of the fund’s average net assets. Of this amount, $100,346, representing 0.02% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 0.95% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate was as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	38%	32%	38%	43%	93%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

5   P R O S P E C T U S   O F   T H E   T R U S T

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract and the sub-management contract described below is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.69% of average net assets for the fund’s last fiscal year after giving effect to applicable waivers. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

* Investment management teams. Putnam Management’s and PIL’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Equity Research and Core Fixed-Income Teams manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the teams’ efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Michael Yogg	2000	Putnam	Analyst and Sector
		Management	Team Leader,
		1997 – Present	Global Equity
Research
Team Previously,
Associate Director,
Global Equity
Research
Team; Analyst

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

SriKantaiah Muralidhar	2006	Putnam	Analyst
Management
2000 – Present

Kevin Murphy	2003	Putnam	Team Leader, High
		Management	Grade Credit
		1999 - Present	Previously,
Investment
Strategist

Masroor Siddiqui	2005	Putnam	Analyst
Investments
Limited
2005 – Present

		Jefferies &	Equity Analyst;
		Company Limited	Team Leader,
		Prior to	Industrials Research
		February 2005	Practice

		Goldman Sachs	Equity Analyst
& Company
Prior to
March 2002

Hendrik Van Brevoort	2006	Putnam	Analyst
Investments
Limited
1994 - Present

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2006, Michael Yogg, SriKantaiah Muralidhar, Masroor Siddiqui and Hendrik Van Brevoort did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Kevin Murphy was also a Portfolio Member of Putnam VT Income Fund. Michael Yogg, SriKantaiah Muralidhar, Kevin Murphy, Masroor Siddiqui and Hendrik Van Brevoort may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2005, Portfolio Member Masroor Siddiqui joined the fund’s management team. From March 2004 through January 2005, the fund was managed by the Global Equity Research Team without designated Portfolio Leaders or Portfolio Members. Michael Yogg has played a lead role in the management of the fund since 2000, but has done so under

6    P R O S P E C T U S   O F   T H E   T R U S T

various designations. During the year ended, October 31, 2005, he was officially named Portfolio Leader and Kevin Murphy was named Portfolio Member of the fund. SriKantaiah Muralidhar and Hendrik Van Brevoort joined the fund’s management team after the end of its fiscal year.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Utility Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell
fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or

7    P R O S P E C T U S   O F   T H E   T R U S T

other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a con-flict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

8    P R O S P E C T U S   O F   T H E   T R U S T

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price
its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. If events materially affecting the values of the fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive
short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of

9    P R O S P E C T U S   O F   T H E   T R U S T

smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading,  its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

10    P R O S P E C T U S   O F   T H E   T R U S T

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

11    P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:				Less Distributions:
			Net
	Net		Realized and				From
	Asset		Unrealized			From	Net
	Value,	Net	Gain (Loss)		Total from	Net	Realized	From
	Beginning	Investment	on		Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments		Operations	Income	Investments	of Capital

Putnam VT Utilities Growth and Income Fund (Class IA)
December 31, 2005	$13.59	$ .36(i)(k)		$.82	$1.18	$(.30)	$—		$—
December 31, 2004	11.43	.30(i)		2.15	2.45	(.29)	—		—
December 31, 2003	9.57	.28		1.99	2.27	(.41)	—		—
December 31, 2002	12.97	.35		(3.35)	(3.00)	(.40)	—		—
December 31, 2001	18.13	.36		(4.17)	(3.81)	(.50)	(.85)		—

Putnam VT Utilities Growth and Income Fund (Class IB)
December 31, 2005	$13.54	$ .32(i)(k)		$.82	$1.14	$(.27)	$—		$—
December 31, 2004	11.39	.27(i)		2.14	2.41	(.26)	—		—
December 31, 2003	9.52	.26		1.99	2.25	(.38)	—		—
December 31, 2002	12.92	.32		(3.35)	(3.03)	(.37)	—		—
December 31, 2001	18.09	.33		(4.16)	(3.83)	(.49)	(.85)		—

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) The charges and expenses at the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.
(i) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money
Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund's class IA and class IB shares for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01%, respectively, based on average net assets.
(k) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding broker allocation practices, which amounted to
$0.01 per share and 0.05% of average net assets, respectively, for class IA and class IB shares.

12    P R O S P E C T U S   O F   T H E   T R U S T

		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$(.30)	$14.47	8.87(k)	$320,176	.84(i)	2.54(i)(k)	37.69
(.29)	13.59	21.87	355,947	.85(i)	2.50(i)	31.79
(.41)	11.43	25.00	352,531.83		2.84	38.45
(.40)	9.57	(23.83)	355,128.79		3.23	42.68
(1.35)	12.97	(22.11)	631,897.73		2.45	93.13

$(.27)	$14.41	8.58(k)	$59,243	1.09(i)	2.28(i)(k)	37.69
(.26)	13.54	21.60	58,362	1.10(i)	2.24(i)	31.79
(.38)	11.39	24.82	48,653	1.08	2.57	38.45
(.37)	9.52	(24.09)	39,574	1.04	2.99	42.68
(1.34)	12.92	(22.28)	59,284.95		2.23	93.13

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15    P R O S P E C T U S   O F   T H E   T R U S T

For more information
about the funds of
Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to
shareholders include additional information about the funds.
The SAI, and the independent registered public accounting
firm’s report and the financial statements included in the
Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which
means they are part of this prospectus for legal purposes.
The Trust’s annual report discusses the market conditions
and investment strategies that significantly affected the
funds’ performance during the funds’ last fiscal year. You
may get free copies of these materials, request other informa-
tion about any Putnam fund, or make shareholder inquiries,
by contacting your financial advisor, by visiting Putnam’s
website at www.putnam.com, or by calling Putnam toll-free
at 1-800-225-1581.

You may review and copy information about the funds,
including the Trust’s SAI, at the Securities and Exchange
Commission’s Public Reference Room in Washington, D.C.
You may call the Commission at 1-202-942-8090 for informa-
tion about the operation of the Public Reference Room. You
may also access reports and other information about the
fund on the EDGAR Database on the Commission’s website
at http://www.sec.gov. You may get copies of this informa-
tion, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by
writing the Commission’s Public Reference Section,
Washington, D.C. 20549-0102. You may need to refer to the
Trust’s file number.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346

4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares

Growth Fund Putnam VT Vista Fund

This prospectus explains what you should know about Putnam VT Vista Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information, and
Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
9	Financial highlights

Fund summary

GOAL
The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart show’s year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 9.40% . During the periods shown in the bar chart, the highest return for a quarter was 41.28%
(quarter ending 12/31/99) and the lowest return for a quarter was –32.08%
(quarter ending 9/30/01).

Average Annual Total Returns
(for periods ending 12/31/05)

			Since
	Past	Past	inception
	1 year	5 years	(1/2/97)

Class IA	12.48%	-3.72%	6.67%
Class IB	12.15%	-3.95%	6.48%
Russell Midcap Growth Index
(no deduction for fees or expenses)	12.10%	1.38%	8.56%

Class IB performance for the period prior to April 30, 1998 is based on the performance of Class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
		bution		Fund
	Management	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.65%	N/A	0.09%	0.74%
Class IB	0.65%	0.25%	0.09%	0.99%

2   P R O S P E C T U S   O F   T H E   T R U S T

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$ 75	$235	$409	$ 914
Class IB	$101	$314	$545	$1,211

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Vista Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in growth stocks. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

3   P R O S P E C T U S   O F   T H E   T R U S T

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses.

However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $702,596 in brokerage commissions during the last fiscal year, representing 0.14% of the fund’s average net assets. Of this amount, $182,569, representing 0.04% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 0.88% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

4   P R O S P E C T U S   O F   T H E   T R U S T

	2005	2004	2003	2002	2001

Portfolio Turnover	71%	93%	91%	78%	113%

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Mid-Cap Growth Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Member coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Kevin Divney	2003	Putnam	Chief Investment
		Management	Officer, Mid-Cap
		1997 – Present	Growth Team
Previously, Senior
Portfolio Manager;
Portfolio Manager

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Brian DeChristopher	2005	Putnam	Portfolio Manager
		Management	Previously, Analyst
1999 — Present

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2006, Kevin Divney was also a Portfolio Leader of, and Brian DeChristopher was also a Portfolio Member of, Putnam VT New Opportunities Fund. Kevin Divney and Brian DeChristopher may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leaders and Portfolio Member. During the fiscal year ended December 31, 2005, Portfolio Member Brian DeChristopher joined the fund’s management team and Portfolio Leader Paul Marrkand left the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Eric Wetlaufer (May 2002 to September 2003).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Mid-Cap Growth Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

5   P R O S P E C T U S   O F   T H E   T R U S T

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the

6   P R O S P E C T U S   O F   T H E   T R U S T

dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

7   P R O S P E C T U S   O F   T H E   T R U S T

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies and lower-rated bonds — it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a signifi-cant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have

8   P R O S P E C T U S   O F   T H E   T R U S T

comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

9   P R O S P E C T U S   O F   T H E   T R U S T

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:					Less Distributions:
				Net
	Net			Realized and					From
	Asset			Unrealized			From		Net
	Value,	Net		Gain (Loss)		Total from	Net		Realized	From
	Beginning	Investment		on		Investment	Investment		Gain on	Return
Period ended	of Period	Income (Loss)(a)		Investments		Operations	Income		Investments	of Capital

Putnam VT Vista Fund (Class IA)
December 31, 2005	$12.58	$	—(e)(i)(k)		$1.57	$1.57		$—	$—		$—
December 31, 2004	10.58		(.03)(i)		2.03	2.00		—	—		—
December 31, 2003	7.93		(.02)		2.67	2.65		—	—		—
December 31, 2002	11.40		(.03)		(3.44)	(3.47)		—	—		—
December 31, 2001	19.65		(.02)		(6.47)	(6.49)		—	(1.76)		—(e)

Putnam VT Vista Fund (Class IB)
December 31, 2005	$12.43		$(.03)(i)(k)		$1.54	$1.51		$—	$—		$—
December 31, 2004	10.48		(.06)(i)		2.01	1.95		—	—		—
December 31, 2003	7.87		(.04)		2.65	2.61		—	—		—
December 31, 2002	11.34		(.05)		(3.42)	(3.47)		—	—		—
December 31, 2001	19.60		(.05)		(6.45)	(6.50)		—	(1.76)		—(e)

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) The charges and expenses at the insurance company separate account level are not reflected.
(c) Total return assumes dividend reinvestment.
(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.
(e) Amount represents less than $0.01 per share.
(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund’s class IA and class IB shares for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01%
based on average net assets.
(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and class IB shares.

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		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$—	$14.15	12.48	$234,261	.74(i)	(.01)(i)(k)	71.15
—	12.58	18.90	260,964	.79(i)	(.31)(i)	93.49
—	10.58	33.42	263,268.76		(.21)	90.84
—	7.93	(30.44)	234,249.74		(.28)	78.14
(1.76)	11.40	(33.34)	443,879.67		(.18)	112.81

$—	$13.94	12.15	$258,209	.99(i)	(.25)(i)(k)	71.15
—	12.43	18.61	258,884	1.04(i)	(.56)(i)	93.49
—	10.48	33.16	240,752	1.01	(.46)	90.84
—	7.87	(30.60)	189,445.99		(.53)	78.14
(1.76)	11.34	(33.50)	293,140.89		(.39)	112.81

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For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581

Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103

www.putnam.com

File No. 811—05346

4/06

Prospectus April 30, 2006

Putnam Variable Trust Class IA and IB Shares Growth Fund Putnam VT Voyager Fund

This prospectus explains what you should know about Putnam VT Voyager Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Please read it carefully. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary (including Goal, Main investment
strategies, Main risks, Performance Information,
and Fees and expenses)
3	What are the fund’s main investment strategies
and related risks?
5	Who manages the fund?
6	How to buy and sell fund shares
7	Distribution Plan
7	How does the fund price its shares?
8	Policy on excessive short-term trading
9	Fund distributions and taxes
10	Financial highlights

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart show’s year-to-year changes in the performance of one of the fund’s classes of shares, class IA shares. The table following the chart compares the fund’s performance to that of two broad measures of market performance. Of course, a fund’s past performance is not an indication of its future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

Year-to-date performance through 3/31/06 was 2.32% . During the periods shown in the bar chart, the highest return for a quarter was 41.38% (quarter ending 12/31/99) and the lowest return for a quarter was –18.88% (quarter ending 3/31/01).

Average Annual Total Returns
(for periods ending 12/31/05)
	Past	Past	Past
	1 year	5 years	10 years

Class IA	5.94%	–4.36%	6.52%
Class IB	5.69%	–4.59%	6.31%
Russell 1000 Growth Index
(no deduction for fees or expenses)	5.26%	–3.58%	6.73%
S&P 500 Index
(no deduction for fees or expenses)	4.91%	0.54%	9.07%

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25% . The fund’s performance is compared to the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation, and to the S&P 500 Index, an unmanaged index of common stock performance.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund’s last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total
		Distri-		Annual
		bution		Fund
	Management	(12b-1)	Other	Operating
	Fees	Fees	Expenses	Expenses

Class IA	0.57%	N/A	0.06%	0.63%
Class IB	0.57%	0.25%	0.06%	0.88%

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EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class IA	$64	$201	$349	$ 782
Class IB	$89	$280	$486	$1,082

What are the fund’s main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Voyager Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolio holdings or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in growth stocks. We will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of

3   P R O S P E C T U S   O F   T H E   T R U S T

something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust’s statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $5,646,714 in brokerage commissions during the last fiscal year, representing 0.23% of the fund’s average net assets. Of this amount, $1,584,095, representing 0.06% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class IA shares results in a “combined cost ratio” of 0.86% of the fund’s average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

	2005	2004	2003	2002	2001

Portfolio Turnover	119%	49%	47%	91%	105%

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Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, and click on “Annuities.” The fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and the full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

Who manages the fund?

The Trust’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the Trust’s management contract is discussed in the Trust’s annual report to shareholders dated December 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee of 0.57% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Large-Cap Growth Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leaders coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leaders	Fund	Employer	Past Five Years

Robert Ginsberg	2005	Putnam	Portfolio Manager
Management
2004 – Present

		Delaware	Portfolio Manager
Investments
Prior to Aug. 2004

Kelly Morgan	2005	Putnam	Chief Investment
		Management	Officer, Large Cap
		1996 – Present	Growth Team
Previously, Director,
Global Equity
Research Team;
Associate Director,
Global Equity
Research Team;
Director, Global
Growth Team

* Other funds managed by the Portfolio Leaders. As of March 31, 2006, Robert Ginsberg was also a Portfolio Leader of Putnam VT Growth Opportunities Fund, and was a Portfolio Member of Putnam VT Discovery Growth Fund. Kelly Morgan was also a Portfolio Leader of Putnam VT Growth Opportunities Fund and Putnam VT Research Fund. Robert Ginsberg and Kelly Morgan may also manage retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund’s Portfolio Leaders and Portfolio Members. During the year ended December 31, 2005, Portfolio Leaders Robert Ginsberg and Kelly Morgan and Portfolio Member Saba Malak joined the fund’s management team, and Portfolio Leader Brian O’Toole and Portfolio Member David Santos left the fund’s management team. After the fund’s fiscal year-end, Portfolio Member Saba Malak left the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Eric Wetlaufer (May 2002 to June 2002).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment

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Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) — Large-Cap Growth Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

*Consistent performance means being above median over one year.

*Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leaders, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under “Distribution Plan” with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading “Fees and Expenses” at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales or net sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services

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provided. Payments made by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis. These payments are made for marketing and/or administrative support services provided by Record Owners and dealers, including business planning assistance, educating dealer personnel about the fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find a complete list of all Record Owners and dealers to which Putnam made marketing and/or administrative support services payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day’s net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to poli-cyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

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The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value — such as securities of smaller companies — it may be susceptible to trading by short-term traders who seek to exploit perceived price inef-ficiencies in the fund’s investments. In addition, the market for such securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company

8   P R O S P E C T U S   O F   T H E   T R U S T

that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short-term trading, if any. As noted below, each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund’s shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management’s ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund’s ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased.

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Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund’s financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund’s finan-cial statements are included in the fund’s annual report to shareholders, which is available upon request.

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PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From
	Asset		Unrealized		From	Net
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From
	Beginning	Investment	on	Investment	Investment	Gain on	Return
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital

Putnam VT Voyager Fund (Class IA)
December 31, 2005	$27.37	$ .09(i)(k)	$ 1.51	$ 1.60	$ (.25)	$ —	$ —
December 31, 2004	26.10	.21(i)(j)	1.18	1.39	(.12)	—	—
December 31, 2003	21.00	.10	5.15	5.25	(.15)	—	—
December 31, 2002	28.72	.12	(7.63)	(7.51)	(.21)	—	—
December 31, 2001	48.82	.20	(10.65)	(10.45)	(.05)	(9.60)	—

Putnam VT Voyager Fund (Class IB)
December 31, 2005	$27.20	$ .02(i)(k)	$ 1.51	$ 1.53	$ (.18)	$ —	$ —
December 31, 2004	25.96	.15(i)(j)	1.15	1.30	(.06)	—	—
December 31, 2003	20.87	.04	5.14	5.18	(.09)	—	—
December 31, 2002	28.56	.06	(7.60)	(7.54)	(.15)	—	—
December 31, 2001	48.64	.13	(10.61)	(10.48)	—	(9.60)	—

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and class IB shares for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of less than 0.01% based on average net assets.

(j) Reflects a special dividend which amounted to $0.12 per share and 0.45% of average net assets.

(k) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.08% of average net assets for class IA and class IB shares.

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		Total			Ratio of Net
		Investment		Ratio of	Investment
		Return at	Net Assets,	Expenses	Income (Loss)
Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

$ (.25)	$ 28.72	5.94(k)	$ 1,801,387	.63(i)	.35(i)(k)	119.09
(.12)	27.37	5.34	2,357,097	.64(i)	.81(i)(j)	48.94
(.15)	26.10	25.16	2,799,625.62		.45	47.37
(.21)	21.00	(26.34)	2,740,121.60		.51	90.52
(9.65)	28.72	(22.24)	4,784,868.57		.61	105.03

$ (.18)	$ 28.55	5.69(k)	$ 485,323	.88(i)	.08(i)(k)	119.09
(.06)	27.20	5.03	518,951	.89(i)	.60(i)(j)	48.94
(.09)	25.96	24.91	509,892.87		.19	47.37
(.15)	20.87	(26.53)	362,402.85		.26	90.52
(9.60)	28.56	(22.41)	481,526.79		.39	105.03

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15   P R O S P E C T U S   O F   T H E   T R U S T

For more information about the funds of Putnam Variable Trust

The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the Trust’s most recent annual report to the funds’ shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the funds’ last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust’s SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number.

One Post Office Square Boston, Massachusetts 02109 1-800-225-1581 Address correspondence to Putnam Investor Services P.O. Box 989 Boston, Massachusetts 02103 www.putnam.com

File No. 811—05346	234298 4/06